UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1.

Reports to Stockholders

Fidelity Advisor® Floating Rate High Income Fund Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	0.75%	2.50%	5.25%
Class M (incl. 2.75% sales charge)	0.74%	2.42%	5.17%
Class C (incl. contingent deferred sales charge)	1.83%	2.31%	4.75%
Class I	3.84%	3.32%	5.79%
Class Z	3.83%	3.32%	5.79%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A on October 31, 2008, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$16,674	Fidelity Advisor® Floating Rate High Income Fund - Class A
$21,413	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans posted a solid 4.78% gain for the 12 months ending October 31, 2018, as measured by the S&P/LSTA® Leveraged Performing Loan Index. This result handily outpaced both high-yield bonds and the broad investment-grade fixed-income market. Loans generated positive results in the early months of the period, led by a gain of 1.01% in January, as investors refocused their attention on interest rate risk amid rising U.S. Treasury yields. The asset class was relatively immune to the volatility that hampered stocks and credit in February and March, posting a modestly positive return in each month. Loan prices rose during the first half of April, then gave back some of that advance, as rising interest rates began to weigh on investors’ risk appetite. Following modest returns in May and June amid concerns about global trade, loans rode strong corporate earnings and robust U.S. economic growth to solid gains from July through September. Loans registered a nominal decline in October, as investor sentiment became risk-averse. Every industry in the index generated positive performance, with retailers (+8%), radio & television (+8%), and oil & gas (+7%) leading the way. On the downside, among larger index members, containers & glass products, cable & satellite TV, and lodging & casinos each returned about 4%, but lagged the broader market. From a credit-quality perspective, lower-quality loans did best, reflecting investor confidence amid a solid fundamental backdrop.

Comments from Portfolio Manager Eric Mollenhauer:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 3% to 4%, trailing the benchmark S&P/LSTA® Leveraged Performing Loan Index. The fund’s conservative credit-quality positioning – reflecting my moderate-risk, core strategy – along with a disappointing result from one underlying holding, were the primary factors dampening the fund's performance versus the benchmark. That said, I was pleased with the fund’s result during a period when lower-quality credits led the market. The biggest individual relative detractors were generic-drug maker Lannett and radio station operator Clear Channel Communications (now called iHeartMedia). In August, Lannett announced it will lose a key supply contract, while Clear Channel was hurt when the firm filed for bankruptcy protection in mid-March. On the plus side, the top individual relative contributors were an out-of-benchmark equity position in Warrior Met Coal, which returned about 112% for the period, and not owning underperforming loans issued by Catalina Marketing Group, a benchmark member that produces grocery store coupons and other retail promotional material. This period, I found investment opportunities in the new-issue market that I believe provide the fund with a predictable income stream for six months or more.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On November 1, 2018, Kevin Nielsen assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
Bass Pro Shops LLC.	2.4
Caesars Resort Collection LLC	2.1
Intelsat Jackson Holdings SA	1.9
Albertson's LLC	1.7
Frontier Communications Corp.	1.7
9.8

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Technology	14.3
Gaming	8.1
Telecommunications	8.0
Services	6.7
Energy	5.9

Quality Diversification (% of fund's net assets)

As of October 31, 2018
BBB	4.5%
BB	33.5%
B	50.0%
CCC,CC,C	5.3%
Not Rated	1.3%
Equities	0.8%
Short-Term Investments and Net Other Assets	4.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2018*
Bank Loan Obligations	90.3%
Nonconvertible Bonds	4.3%
Common Stocks	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 11.2%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Bank Loan Obligations - 90.3%(a)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.5%
DAE Aviation Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.05% 7/7/22 (b)(c)	$16,157	$16,199
TransDigm, Inc.:
Tranche E, term loan 3 month U.S. LIBOR + 2.500% 4.802% 5/30/25 (b)(c)	28,111	27,943
Tranche F, term loan 3 month U.S. LIBOR + 2.500% 4.802% 6/9/23 (b)(c)	29,329	29,172
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.802% 8/22/24 (b)(c)	63,202	62,872
Wesco Aircraft Hardware Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.81% 2/28/21 (b)(c)	21,577	21,415
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.2794% 4/30/25 (b)(c)	22,500	22,566
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 10.28% 4/30/26 (b)(c)	5,665	5,640

TOTAL AEROSPACE		185,807

Air Transportation - 0.3%
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0395% 10/5/24 (b)(c)	11,431	11,450
XPO Logistics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.5093% 2/23/25 (b)(c)	20,990	21,016

TOTAL AIR TRANSPORTATION		32,466

Automotive & Auto Parts - 0.9%
Caliber Holdings Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 2/1/24 (b)(c)	9,743	9,737
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.552% 2/1/25 (b)(c)	2,710	2,724
Chrysler Group LLC term loan 3 month U.S. LIBOR + 2.000% 4.3% 12/31/18 (b)(c)	7,147	7,151
Hertz Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.06% 6/30/23 (b)(c)	33,506	33,285
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.8861% 11/27/20 (b)(c)	16,199	15,389
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.000% 11.3861% 11/27/21 (b)(c)	24,370	21,007
The Gates Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 3/31/24 (b)(c)	13,136	13,142
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.8002% 4/18/23 (b)(c)	14,941	15,165

TOTAL AUTOMOTIVE & AUTO PARTS		117,600

Banks & Thrifts - 0.0%
Lions Gate Capital Holdings Ll Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 3/24/25 (b)(c)	4,987	4,966
Broadcasting - 1.5%
AppLovin Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0638% 8/15/25 (b)(c)	36,000	36,360
CBS Radio, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.0365% 11/18/24 (b)(c)	48,146	47,881
Clear Channel Communications, Inc. Tranche D, term loan 3 month U.S. LIBOR + 6.750% 0% 1/30/19 (c)(d)	53,680	38,665
ION Media Networks, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.05% 12/18/20 (b)(c)	19,147	19,159
NEP/NCP Holdco, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.4743% 10/19/25 (b)(c)	7,400	7,426
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.302% 10/19/26 (b)(c)	7,500	7,500
Raycom Media, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 8/23/24 (b)(c)	26,973	26,973

TOTAL BROADCASTING		183,964

Building Materials - 0.6%
GYP Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 6/1/25 (b)(c)	15,149	14,909
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.4% 7/2/25 (b)(c)	18,454	18,477
HD Supply, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 4.0296% 10/17/23 (b)(c)	8,100	8,092
Jeld-Wen, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.3861% 12/14/24 (b)(c)	9,057	9,017
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.6% 9/27/24 (b)(c)	21,045	21,163

TOTAL BUILDING MATERIALS		71,658

Cable/Satellite TV - 3.2%
Altice U.S. Finance SA:
Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 7/28/25 (b)(c)	30,043	29,975
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 1/11/26 (c)(e)	30,500	30,414
Cable One, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.14% 5/1/24 (b)(c)	7,870	7,865
Charter Communication Operating LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.31% 4/30/25 (b)(c)	166,601	166,581
CSC Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.7795% 1/25/26 (b)(c)	33,815	33,741
MCC Iowa LLC Tranche M, term loan 3 month U.S. LIBOR + 2.000% 4.22% 1/15/25 (b)(c)	6,336	6,322
Numericable LLC:
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.688% 5.967% 1/31/26 (b)(c)	3,333	3,246
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 6.2795% 8/14/26 (b)(c)	36,750	35,946
Virgin Media Bristol LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.7795% 1/15/26 (b)(c)	35,000	34,960
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.5395% 8/19/23 (b)(c)	62,015	59,690

TOTAL CABLE/SATELLITE TV		408,740

Capital Goods - 0.5%
AECOM Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 3/13/25 (b)(c)	13,880	13,880
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.302% 10/1/25 (b)(c)	22,375	22,347
Apergy Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8125% 5/9/25 (b)(c)	8,785	8,802
CPM Holdings, Inc.:
2LN, term loan 1 month U.S. LIBOR + 8.250% 10/24/26 (c)(e)	3,655	3,652
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 10/24/25 (c)(e)	12,105	12,145
Doosan Bobcat Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.3775% 5/18/24 (b)(c)	8,354	8,335

TOTAL CAPITAL GOODS		69,161

Chemicals - 2.5%
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.802% 11/18/23 (b)(c)	11,761	11,731
Invictus U.S. Newco LLC:
Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 3/28/25 (b)(c)	13,104	13,148
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.052% 3/28/26 (b)(c)	5,500	5,459
MacDermid, Inc.:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 4% 6/7/23 (b)(c)	23,587	23,592
Tranche B 7LN, term loan 3 month U.S. LIBOR + 2.500% 4.802% 6/7/20 (b)(c)	12,057	12,057
Messer Industrie GmbH Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 9/28/25 (c)(e)	41,500	41,490
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 5.9375% 10/11/24 (b)(c)	27,807	27,877
PQ Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 5.0266% 2/8/25 (b)(c)	6,995	6,982
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.506% 10/1/25 (b)(c)	74,230	73,952
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 4.05% 4/3/25 (b)(c)	17,699	17,622
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. term loan 3 month U.S. LIBOR + 2.000% 4.302% 9/6/24 (b)(c)	15,098	14,972
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (b)(c)	12,152	12,135
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (b)(c)	28,044	28,004
Univar, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 7/1/24 (b)(c)	12,250	12,240
W. R. Grace & Co.-Conn.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 4.1361% 4/3/25 (b)(c)	5,565	5,566
Tranche B 2LN, term loan 3 month U.S. LIBOR + 1.750% 4.1361% 4/3/25 (b)(c)	9,540	9,542

TOTAL CHEMICALS		316,369

Consumer Products - 1.0%
Coty, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.5306% 4/5/25 (b)(c)	14,930	14,606
CSM Bakery Supplies Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.41% 7/3/20 (b)(c)	9,781	9,398
Owens & Minor Distribution, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.756% 4/30/25 (b)(c)	27,431	24,825
Prestige Brands, Inc. term loan 3 month U.S. LIBOR + 2.000% 4.302% 1/26/24 (b)(c)	9,622	9,630
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.2795% 6/15/25 (b)(c)	9,471	9,519
Weight Watchers International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.15% 11/29/24 (b)(c)	56,306	56,553

TOTAL CONSUMER PRODUCTS		124,531

Containers - 1.4%
Berry Global, Inc.:
Tranche Q, term loan 3 month U.S. LIBOR + 2.000% 4.2767% 10/1/22 (b)(c)	18,400	18,386
Tranche R, term loan 3 month U.S. LIBOR + 2.000% 4.2767% 1/19/24 (b)(c)	9,850	9,832
Tranche S, term loan 3 month U.S. LIBOR + 1.750% 4.0267% 2/8/20 (b)(c)	39,041	38,964
Tranche T, term loan 3 month U.S. LIBOR + 1.750% 4.0267% 1/6/21 (b)(c)	8,592	8,569
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.6581% 4/3/24 (b)(c)	8,147	8,094
Charter Nex U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.052% 5/16/24 (b)(c)	9,564	9,542
Consolidated Container Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 5/22/24 (b)(c)	17,726	17,726
Crown Americas LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.2832% 4/3/25 (b)(c)	16,848	16,857
Hostess Brands LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.6852% 8/3/22 (b)(c)	11,849	11,779
Plastipak Packaging, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.81% 10/14/24 (b)(c)	6,296	6,277
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.052% 2/5/23 (b)(c)	32,559	32,559

TOTAL CONTAINERS		178,585

Diversified Financial Services - 4.1%
AlixPartners LLP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.052% 4/4/24 (b)(c)	28,334	28,334
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.2796% 1/15/25 (b)(c)	15,606	15,556
Bcp Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 6.0266% 10/31/24 (b)(c)	26,454	26,520
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.31% 4/27/24 (b)(c)	25,359	25,364
Deerfield Holdings Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 2/13/25 (b)(c)	17,572	17,535
Delos Finance SARL Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.1361% 10/6/23 (b)(c)	33,095	33,122
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.052% 10/1/25 (b)(c)	75,500	74,682
Finco I LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 12/27/22 (b)(c)	19,400	19,375
Fly Funding II SARL Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.34% 2/9/23 (b)(c)	35,402	35,313
Flying Fortress Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.1361% 10/30/22 (b)(c)	67,865	68,006
Focus Financial Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.802% 7/3/24 (b)(c)	10,820	10,827
Franklin Square Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8125% 8/3/25 (b)(c)	11,500	11,529
Greensky Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.5625% 3/29/25 (b)(c)	8,458	8,479
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.5295% 3/1/25 (b)(c)	23,817	23,787
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.81% 7/3/24 (b)(c)	7,425	7,456
NAB Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3861% 6/30/24 (b)(c)	13,643	13,461
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0946% 9/29/24 (b)(c)	9,488	9,464
SAI Global GP Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.7949% 12/8/23 (b)(c)	13,509	12,564
TransUnion LLC:
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.000% 4.302% 6/19/25 (b)(c)	16,708	16,663
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 4/9/23 (b)(c)	36,702	36,614
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.56% 8/18/23 (b)(c)	18,988	19,085

TOTAL DIVERSIFIED FINANCIAL SERVICES		513,736

Diversified Media - 0.1%
Lamar Media Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.0625% 3/16/25 (b)(c)	15,801	15,820
Energy - 4.7%
Arctic LNG Carriers Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.802% 5/18/23 (b)(c)	31,884	31,884
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 10/22/25 (c)(e)	30,000	29,775
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.6411% 6/22/24 (b)(c)	44,050	43,413
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.282% 5/21/25 (b)(c)	14,394	14,279
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.6699% 12/31/21 (b)(c)	80,300	89,334
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.0365% 12/31/22 (b)(c)	49,400	50,059
Calpine Construction Finance Co. LP Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.802% 1/15/25 (b)(c)	9,925	9,906
Citgo Petroleum Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.896% 7/29/21 (b)(c)	30,244	30,194
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.7841% 5/7/25 (b)(c)	57,356	57,069
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.5441% 3/13/25 (b)(c)	9,448	9,440
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 2/6/25 (c)(e)	3,820	3,819
Empire Generating Co. LLC:
Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.64% 3/14/21 (b)(c)	8,549	6,391
Tranche C, term loan 3 month U.S. LIBOR + 4.250% 6.64% 3/14/21 (b)(c)	845	632
Energy Transfer Equity LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 2/2/24 (b)(c)	15,542	15,531
Foresight Energy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 8.2766% 3/28/22 (b)(c)	14,068	14,095
FTS International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.052% 4/16/21 (b)(c)	7,740	7,727
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 8.2796% 3/1/24 (b)(c)	43,425	40,446
GIM Channelview Cogeneration LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.56% 5/3/25 (b)(c)	1,875	1,887
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.6946% 7/18/25 (b)(c)	66,560	66,643
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 7.64% 8/25/23 (b)(c)	29,085	23,765
Medallion Midland Acquisition Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 10/30/24 (b)(c)	18,543	18,404
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.9446% 10/31/25 (b)(c)	23,770	23,800
TerraForm Power Operating LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 11/8/22 (b)(c)	6,198	6,198

TOTAL ENERGY		594,691

Entertainment/Film - 0.4%
AMC Entertainment Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5295% 12/15/23 (b)(c)	7,555	7,542
AMC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5295% 12/15/22 (b)(c)	4,899	4,891
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.1361% 7/8/22 (b)(c)	19,262	19,002
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.6361% 7/8/23 (b)(c)	5,305	5,093
Digital Cinema Implementation Partners,LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8173% 5/17/21 (b)(c)	3,910	3,918
SMG U.S. Midco 2, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 1/23/25 (b)(c)	10,124	10,105

TOTAL ENTERTAINMENT/FILM		50,551

Environmental - 0.4%
Hd Supply Waterworks Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3167% 8/1/24 (b)(c)	6,074	6,066
The Brickman Group, Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8125% 8/15/25 (b)(c)	13,965	13,961
Tunnel Hill Partners LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 10/1/25 (c)(e)	5,750	5,710
Wrangler Buyer Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0059% 9/28/24 (b)(c)	13,410	13,412
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 12/20/24 (b)(c)	15,567	15,518

TOTAL ENVIRONMENTAL		54,667

Food & Drug Retail - 4.1%
Agro Merchants Intermediate Ho Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.1361% 12/6/24 (b)(c)	4,964	4,979
Albertson's LLC:
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 5.4874% 10/29/25 (b)(c)	38,750	38,419
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.052% 8/25/21 (b)(c)	172,681	172,347
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 10.3645% 5/31/24 (b)(c)	62,094	61,241
GOBP Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.250% 9.5296% 10/22/26 (b)(c)	2,000	1,990
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0296% 10/22/25 (b)(c)	14,250	14,214
JBS USA Lux SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8444% 10/30/22 (b)(c)	83,156	83,114
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 10/18/25 (c)(e)	10,320	10,320
Lannett Co., Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.052% 11/25/20 (b)(c)	1,726	1,601
Tranche B, term loan 3 month U.S. LIBOR + 5.375% 7.677% 11/25/22 (b)(c)	74,229	59,680
RPI Finance Trust Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.000% 4.3861% 3/27/23 (b)(c)	46,807	46,815
Smart & Final, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.802% 11/15/22 (b)(c)	31,345	30,238

TOTAL FOOD & DRUG RETAIL		524,958

Food/Beverage/Tobacco - 1.1%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 10.006% 10/1/26 (b)(c)	2,240	2,254
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.006% 10/1/25 (b)(c)	6,545	6,594
Arterra Wines Canada, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0875% 12/16/23 (b)(c)	4,676	4,679
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.802% 10/7/23 (b)(c)	37,548	36,633
Eg Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.3861% 2/6/25 (b)(c)	7,512	7,510
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.29% 5/24/24 (b)(c)	32,068	32,016
Shearer's Foods, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.052% 6/30/22 (b)(c)	2,000	1,925
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.552% 6/30/21 (b)(c)	8,948	8,926
U.S. Foods, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 6/27/23 (b)(c)	34,616	34,543

TOTAL FOOD/BEVERAGE/TOBACCO		135,080

Gaming - 7.9%
AP Gaming I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.802% 2/15/24 (b)(c)	12,073	12,114
Aristocrat Technologies, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.219% 10/19/24 (b)(c)	30,358	30,234
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.4669% 9/15/23 (b)(c)	21,914	21,922
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 12/22/24 (b)(c)	267,975	267,937
Churchill Downs, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.31% 12/27/24 (b)(c)	7,756	7,766
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 4/18/24 (b)(c)	30,446	30,360
Eldorado Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5625% 4/17/24 (b)(c)	24,493	24,485
Gaming VC Holdings SA Tranche B2 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.802% 3/15/24 (b)(c)	22,666	22,711
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.3% 10/20/24 (b)(c)	46,648	46,648
3 month U.S. LIBOR + 7.000% 9.31% 10/20/25 (b)(c)	7,500	7,538
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.2299% 10/4/23 (b)(c)	118,028	118,083
Las Vegas Sands LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 3/27/25 (b)(c)	56,411	56,174
MGM Mirage, Inc. Tranche A, term loan 3 month U.S. LIBOR + 2.500% 4.802% 4/25/21 (b)(c)	13,145	13,145
Mohegan Tribal Gaming Authority Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.302% 10/14/23 (b)(c)	10,226	9,579
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 10/15/25 (c)(e)	28,080	28,150
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 5.0457% 8/14/24 (b)(c)	132,439	131,067
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.8861% 7/10/25 (b)(c)	85,037	85,344
Station Casinos LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.81% 6/8/23 (b)(c)	54,460	54,387
Wynn America LLC Tranche A 1LN, term loan 3 month U.S. LIBOR + 1.750% 4.06% 12/31/21 (b)(c)	19,285	19,213
Wynn Resorts Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 10/22/24 (c)(e)	6,250	6,215
Yonkers Racing Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.56% 5/31/24 (b)(c)	6,180	6,184

TOTAL GAMING		999,256

Healthcare - 4.4%
Accelerated Health Systems LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 10/26/25 (c)(e)	11,000	11,028
Akorn, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7% 4/17/21 (b)(c)	3,805	3,511
Community Health Systems, Inc. Tranche H, term loan 3 month U.S. LIBOR + 3.250% 5.5626% 1/27/21 (b)(c)	49,231	48,135
CVS Holdings I LP:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.06% 2/6/26 (b)(c)	2,000	1,978
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.31% 2/6/25 (b)(c)	9,045	9,003
HCA Holdings, Inc.:
Tranche B 10LN, term loan 3 month U.S. LIBOR + 2.000% 4.302% 3/13/25 (b)(c)	24,875	24,968
Tranche B 11LN, term loan 3 month U.S. LIBOR + 1.750% 4.052% 3/18/23 (b)(c)	49,529	49,688
HLF Financing SARL LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 8/18/25 (b)(c)	33,565	33,684
Innoviva, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.8119% 8/18/22 (b)(c)	1,091	1,086
LifeScan Global Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 8.396% 10/1/24 (b)(c)	20,840	20,328
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.1361% 6/7/23 (b)(c)	16,196	16,142
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5441% 6/30/25 (b)(c)	87,714	87,385
PAREXEL International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.052% 9/27/24 (b)(c)	32,709	32,198
Press Ganey Holdings, Inc. Tranche 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 10/21/23 (b)(c)	11,272	11,275
Prospect Medical Holdings, Inc. Tranche 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.8125% 2/22/24 (b)(c)	15,801	15,880
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 6/23/24 (b)(c)	11,192	11,182
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.6361% 12/31/22 (b)(c)	39,421	38,140
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2739% 6/1/25 (b)(c)	90,778	90,757
Vizient, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 4.9922% 2/11/23 (b)(c)	6,649	6,672
VVC Holding Corp. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.6863% 7/9/25 (b)(c)	30,750	30,443
Wink Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 12/1/24 (b)(c)	10,421	10,385

TOTAL HEALTHCARE		553,868

Homebuilders/Real Estate - 2.1%
DTZ U.S. Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 8/21/25 (b)(c)	67,250	67,187
Forest City Enterprises LP Tranche B, term loan 3 month U.S. LIBOR + 4.000% 10/26/25 (c)(e)	15,485	15,537
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.052% 1/30/24 (b)(c)	16,775	16,527
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.052% 1/30/24 (b)(c)	901	888
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 3/23/25 (b)(c)	39,438	39,297
Pisces Midco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.1752% 4/12/25 (b)(c)	18,524	18,443
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5295% 2/8/25 (b)(c)	42,104	41,960
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.2796% 12/22/24 (b)(c)	70,593	70,380

TOTAL HOMEBUILDERS/REAL ESTATE		270,219

Hotels - 1.6%
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 8/30/23 (b)(c)	15,884	15,854
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 11/30/23 (b)(c)	57,476	57,445
Hilton Worldwide Finance LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 1.750% 4.0314% 10/25/23 (b)(c)	61,530	61,568
Marriott Ownership Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 8/31/25 (b)(c)	19,610	19,659
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.44% 5/11/24 (b)(c)	9,850	9,830
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 5/30/25 (b)(c)	39,995	39,953

TOTAL HOTELS		204,309

Insurance - 3.2%
Acrisure LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.552% 11/22/23 (b)(c)	31,368	31,421
Alliant Holdings Intermediate LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2795% 5/10/25 (b)(c)	38,975	38,921
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.0471% 1/25/24 (b)(c)	25,725	25,750
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 11/3/23 (b)(c)	54,178	54,200
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 11/3/24 (b)(c)	23,441	23,454
Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.302% 8/4/22 (b)(c)	39,513	39,548
3 month U.S. LIBOR + 6.500% 8.802% 8/4/25 (b)(c)	81,125	83,214
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4895% 4/25/25 (b)(c)	56,874	56,678
USI, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3861% 5/16/24 (b)(c)	48,815	48,510

TOTAL INSURANCE		401,696

Leisure - 2.7%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.802% 5/31/25 (b)(c)	12,957	12,969
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 7/31/24 (b)(c)	32,714	32,725
Crown Finance U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.802% 2/28/25 (b)(c)	71,995	71,642
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.802% 2/1/24 (b)(c)	92,913	91,868
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.302% 9/8/24 (b)(c)	7,325	7,465
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 5.302% 3/8/24 (b)(c)	19,696	19,738
Fitness International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 4/18/25 (b)(c)	9,322	9,331
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0626% 6/10/22 (b)(c)	34,269	34,205
NVA Holdings, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 2/2/25 (b)(c)	17,059	16,889
SeaWorld Parks & Entertainment, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 3/31/24 (b)(c)	9,500	9,471
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 7/6/24 (b)(c)	23,760	23,786
Varsity Brands Holding Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.802% 12/15/24 (b)(c)	17,369	17,380

TOTAL LEISURE		347,469

Metals/Mining - 0.5%
American Rock Salt Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.052% 3/21/25 (b)(c)	10,945	10,959
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.7766% 10/17/22 (b)(c)	55,208	49,411

TOTAL METALS/MINING		60,370

Paper - 0.8%
Caraustar Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.8861% 3/14/22 (b)(c)	26,994	27,074
Flex Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.256% 12/29/23 (b)(c)	30,407	30,318
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.506% 6/29/25 (b)(c)	39,701	39,722

TOTAL PAPER		97,114

Publishing/Printing - 2.0%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.5296% 6/7/23 (b)(c)	55,563	51,413
Getty Images, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.802% 10/18/19 (b)(c)	30,659	30,275
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 7.1361% 11/3/23 (b)(c)	35,671	33,352
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2949% 5/29/21 (b)(c)	33,796	30,966
Learning Care Group (U.S.) No 2 Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5328% 3/13/25 (b)(c)	10,846	10,832
McGraw-Hill Global Education Holdings, LLC term loan 3 month U.S. LIBOR + 4.000% 6.302% 5/4/22 (b)(c)	53,642	51,396
Merrill Communications LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 7.7766% 6/1/22 (b)(c)	7,294	7,339
Proquest LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 10/24/21 (b)(c)	6,786	6,801
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.8861% 8/24/22 (b)(c)	31,378	31,456

TOTAL PUBLISHING/PRINTING		253,830

Restaurants - 1.2%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 2/17/24 (b)(c)	62,778	62,511
CEC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 2/14/21 (b)(c)	25,664	24,458
K-Mac Holdings Corp.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.0296% 3/16/26 (b)(c)	1,285	1,291
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5296% 3/16/25 (b)(c)	4,453	4,452
KFC Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.0371% 4/3/25 (b)(c)	24,503	24,478
Red Lobster Hospitality LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 7.552% 7/28/21 (b)(c)	20,574	20,420
Restaurant Technologies, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.250% 5.646% 10/1/25 (b)(c)	6,610	6,627
2LN, term loan 3 month U.S. LIBOR + 6.500% 8.896% 10/1/26 (b)(c)	2,000	2,010
Tacala Investment Corp. term loan 3 month U.S. LIBOR + 3.250% 5.552% 2/1/25 (b)(c)	4,214	4,215

TOTAL RESTAURANTS		150,462

Services - 6.6%
Acosta, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 9/26/21 (b)(c)	15,478	11,439
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.6361% 6/13/25 (b)(c)	33,455	32,884
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.8861% 6/13/24 (b)(c)	74,584	74,107
Ancestry.Com Operations, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.55% 10/19/23 (b)(c)	31,769	31,848
Aramark Services, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.052% 3/11/25 (b)(c)	10,492	10,486
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.052% 3/28/24 (b)(c)	30,470	30,431
Asgn, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 4/2/25 (b)(c)	8,574	8,580
Avantor, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.302% 11/21/24 (b)(c)	14,636	14,732
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.7321% 6/21/24 (b)(c)	31,368	31,474
Bright Horizons Family Solutions Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 11/7/23 (b)(c)	9,763	9,763
CRCI Longhorn Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.7806% 8/8/25 (b)(c)	10,095	10,120
Filtration Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 3/29/25 (b)(c)	11,905	11,948
Frontdoor, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8125% 8/16/25 (b)(c)	12,030	12,030
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.3861% 11/21/24 (b)(c)	35,411	35,154
KAR Auction Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.9375% 3/9/23 (b)(c)	12,446	12,452
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.6361% 8/22/25 (b)(c)	6,500	6,581
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.1361% 2/21/25 (b)(c)	36,642	36,757
Laureate Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.0266% 4/26/24 (b)(c)	145,518	145,627
Lineage Logistics Holdings, LLC. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 2/27/25 (c)(e)	8,500	8,436
3 month U.S. LIBOR + 3.000% 5.302% 2/27/25 (b)(c)	80,250	79,614
Prime Security Services Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 5/2/22 (b)(c)	31,616	31,602
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.6864% 11/14/22 (b)(c)	51,278	51,267
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.052% 8/29/25 (b)(c)	24,660	24,711
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.31% 3/23/24 (b)(c)	11,392	11,342
The ServiceMaster Co. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.802% 11/8/23 (b)(c)	10,135	10,171
Thomson Reuters IP&S Tranche B, term loan 1 month U.S. LIBOR + 3.250% 5.552% 10/3/23 (b)(c)	25,883	25,859
TMK Hawk Parent Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.81% 9/26/24 (b)(c)	10,025	9,657
United Rentals North America, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 10/5/25 (c)(e)	15,000	15,047
Wash Multifamily Acquisition, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 5/14/22 (b)(c)	14,595	14,577
Xerox Business Services LLC:
Tranche A, term loan 3 month U.S. LIBOR + 1.750% 4.052% 12/7/22 (b)(c)	11,151	11,123
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.802% 12/7/23 (b)(c)	20,706	20,749

TOTAL SERVICES		840,568

Steel - 0.2%
Atkore International, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.14% 12/22/23 (b)(c)	9,558	9,555
JMC Steel Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.623% 6/14/21 (b)(c)	20,165	20,108

TOTAL STEEL		29,663

Super Retail - 4.2%
Academy Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.2589% 7/2/22 (b)(c)	30,003	22,296
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.302% 9/25/24 (b)(c)	303,025	302,923
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.2795% 2/3/24 (b)(c)	68,233	68,350
Burlington Coat Factory Warehouse Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.79% 11/17/24 (b)(c)	20,232	20,232
Davids Bridal, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.32% 10/11/19 (b)(c)	2,912	2,270
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.802% 8/19/23 (b)(c)	17,880	17,568
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.5673% 6/23/23 (b)(c)	10,324	9,225
Party City Holdings, Inc. term loan 3 month U.S. LIBOR + 2.750% 5.06% 8/19/22 (b)(c)	18,683	18,726
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.7766% 1/26/23 (b)(c)	31,220	24,086
PetSmart, Inc. term loan 3 month U.S. LIBOR + 3.000% 5.28% 3/11/22 (b)(c)	19,112	16,156
Sports Authority, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 0% 11/16/17 (c)(d)	3,860	4
The Hillman Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.302% 5/31/25 (b)(c)	23,713	23,262

TOTAL SUPER RETAIL		525,098

Technology - 13.9%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0267% 8/3/25 (b)(c)	35,975	35,545
Aptean, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.500% 11.89% 12/20/23 (b)(c)	2,500	2,500
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.64% 12/20/22 (b)(c)	7,722	7,718
ATS Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0449% 2/28/25 (b)(c)	11,831	11,895
Bracket Intermediate Holding Corp. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.5708% 9/5/25 (b)(c)	17,290	17,333
Brave Parent Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.3861% 4/19/25 (b)(c)	7,750	7,779
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 4/30/25 (b)(c)	29,500	29,537
Computer Discount Warehouse (CDW) LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.06% 8/17/23 (b)(c)	30,911	30,937
Compuware Corp. 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.7865% 8/23/25 (b)(c)	12,275	12,357
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.9922% 11/29/24 (b)(c)	16,169	16,196
Dell International LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.31% 9/7/23 (b)(c)	34,913	34,860
DG Investment Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 2/1/25 (b)(c)	17,947	17,835
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.052% 2/1/26 (b)(c)	3,235	3,239
Digicert Holdings, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.000% 10/31/24 (c)(e)	7,460	7,457
3 month U.S. LIBOR + 4.000% 6.302% 10/31/24 (b)(c)	60,424	60,398
3 month U.S. LIBOR + 8.000% 10.6916% 10/31/25 (b)(c)	13,433	13,341
Dynatrace LLC:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.302% 8/23/26 (b)(c)	1,778	1,798
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 5.552% 8/23/25 (b)(c)	22,115	22,235
EagleView Technology Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.7795% 8/14/25 (b)(c)	15,360	15,302
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0614% 2/9/23 (b)(c)	34,717	34,816
Electro Rent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.4871% 1/31/24 (b)(c)	5,800	5,836
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.56% 6/1/22 (b)(c)	32,828	32,885
EPV Merger Sub, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.552% 3/8/26 (b)(c)	2,250	2,244
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 3/8/25 (b)(c)	17,638	17,587
EXC Holdings III Corp. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 5.8861% 12/2/24 (b)(c)	18,407	18,453
3 month U.S. LIBOR + 7.500% 9.9669% 12/1/25 (b)(c)	2,000	2,025
First Data Corp. Tranche B, term loan:
3 month U.S. LIBOR + 2.000% 4.2865% 7/10/22 (b)(c)	107,173	106,785
3 month U.S. LIBOR + 2.000% 4.2865% 4/26/24 (b)(c)	27,537	27,376
Global Payments, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.052% 4/22/23 (b)(c)	19,594	19,569
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 2/15/24 (b)(c)	35,172	35,194
Hyland Software, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.2422% 7/7/25 (b)(c)	1,590	1,592
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.4922% 7/1/22 (b)(c)	10,521	10,572
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.9252% 7/1/24 (b)(c)	1,900	1,909
Infor U.S., Inc. Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.750% 5.1361% 2/1/22 (b)(c)	25,313	25,206
Kronos, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 10.5931% 11/1/24 (b)(c)	30,000	30,379
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.3431% 11/1/23 (b)(c)	48,997	49,035
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 6.51% 1/20/24 (b)(c)	34,254	34,196
3 month U.S. LIBOR + 9.000% 11.26% 1/20/25 (b)(c)	11,730	11,261
MA FinanceCo. LLC:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 4.552% 11/20/21 (b)(c)	3,613	3,583
Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.500% 4.802% 6/21/24 (b)(c)	102,634	102,281
3 month U.S. LIBOR + 2.500% 4.802% 6/21/24 (b)(c)	15,013	14,961
McAfee LLC Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.7949% 9/29/24 (b)(c)	55,159	55,287
3 month U.S. LIBOR + 8.500% 10.7949% 9/29/25 (b)(c)	13,250	13,457
MH Sub I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0296% 9/15/24 (b)(c)	15,345	15,383
Microchip Technology, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.31% 5/29/25 (b)(c)	47,478	47,288
Micron Technology, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.06% 4/26/22 (b)(c)	1,860	1,860
Mitchell International, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.250% 5.552% 12/1/24 (b)(c)	8,448	8,406
3 month U.S. LIBOR + 7.250% 9.552% 12/1/25 (b)(c)	3,335	3,343
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.31% 9/4/26 (b)(c)	2,225	2,227
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.56% 9/4/25 (b)(c)	9,255	9,234
Open Text Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 5/30/25 (b)(c)	9,059	9,082
Renaissance Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 5/31/25 (b)(c)	23,940	23,814
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.302% 5/31/26 (b)(c)	12,300	12,208
Severin Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5239% 8/1/25 (b)(c)	18,065	18,032
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.052% 3/3/23 (b)(c)	32,311	32,245
Sophia L.P. term loan 3 month U.S. LIBOR + 3.250% 5.6361% 9/30/22 (b)(c)	25,946	25,978
Sound Inpatient Physicians, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 6/28/25 (b)(c)	8,623	8,658
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.052% 6/28/26 (b)(c)	2,205	2,205
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.552% 7/8/22 (b)(c)	13,191	13,155
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.250% 4.552% 4/16/25 (b)(c)	57,511	57,191
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.250% 4.552% 4/16/25 (b)(c)	22,291	22,167
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 4.552% 4/16/25 (b)(c)	46,395	46,113
Sybil Software LLC. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8861% 9/30/23 (b)(c)	26,989	27,071
Syniverse Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.2795% 3/9/23 (b)(c)	32,586	32,749
Tempo Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 5/1/24 (b)(c)	41,366	41,356
TIBCO Software, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.8% 12/4/20 (b)(c)	11,121	11,133
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.756% 9/28/24 (b)(c)	27,326	27,291
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.2806% 4/4/25 (b)(c)	47,411	47,372
Vantiv LLC:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.0295% 10/14/23 (b)(c)	10,350	10,320
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 4.0295% 8/9/24 (b)(c)	19,900	19,843
Verscend Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.802% 8/27/25 (b)(c)	43,865	44,180
Vertafore, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 7/2/25 (b)(c)	51,500	51,296
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.552% 7/2/26 (b)(c)	17,500	17,511
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 10.1704% 10/11/26 (b)(c)	14,577	14,468
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.1704% 10/11/25 (b)(c)	24,350	24,297
WEX, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 7/1/23 (b)(c)	20,965	20,983

TOTAL TECHNOLOGY		1,753,210

Telecommunications - 7.4%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 5.0395% 7/15/25 (b)(c)	15,822	15,412
3 month U.S. LIBOR + 2.750% 5.0395% 1/31/26 (b)(c)	9,900	9,640
Ciena Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.2796% 9/28/25 (b)(c)	6,545	6,549
Digicel International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.57% 5/25/24 (b)(c)	13,341	12,763
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.55% 12/22/23 (b)(c)	21,706	21,760
Frontier Communications Corp.:
Tranche A, term loan 3 month U.S. LIBOR + 2.750% 5.06% 3/31/21 (b)(c)	98,858	95,769
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.06% 6/15/24 (b)(c)	111,857	108,053
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.05% 5/31/25 (b)(c)	41,396	40,799
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0449% 11/27/23 (b)(c)	162,495	162,495
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 6.7949% 1/2/24 (b)(c)	19,000	19,665
Tranche B-5, term loan 6.625% 1/2/24	36,120	36,990
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5296% 2/22/24 (b)(c)	74,195	74,230
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5295% 7/17/25 (b)(c)	30,875	30,776
Onvoy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.8861% 2/10/24 (b)(c)	19,764	19,237
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 2/1/24 (b)(c)	51,642	51,199
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 2/2/26 (b)(c)	56,000	55,937
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.31% 4/11/25 (b)(c)	42,224	42,114
Securus Technologies, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 11/1/24 (c)(e)	9,600	9,616
Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.802% 11/1/24 (b)(c)	39,890	39,956
3 month U.S. LIBOR + 8.250% 10.552% 11/1/25 (b)(c)	10,250	10,233
SFR Group SA Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 7/31/25 (b)(c)	48,357	46,589
Sprint Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8125% 2/3/24 (b)(c)	14,334	14,320
Windstream Services LLC Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.250% 5.54% 2/17/24 (b)(c)	14,511	12,573

TOTAL TELECOMMUNICATIONS		936,675

Textiles/Apparel - 0.1%
ABB Optical Group LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.2797% 6/15/23 (b)(c)	8,651	8,673
Transportation Ex Air/Rail - 0.5%
IBC Capital Ltd.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.3371% 9/11/24 (b)(c)	3,000	3,013
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0871% 9/11/23 (b)(c)	25,507	25,443
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 8.26% 6/22/22 (b)(c)	28,744	28,672
Navios Maritime Partners LP Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.34% 9/14/20 (b)(c)	10,753	10,740

TOTAL TRANSPORTATION EX AIR/RAIL		67,868

Utilities - 2.7%
Brookfield WEC Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.750% 9.052% 8/1/26 (b)(c)	18,970	19,226
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.052% 8/1/25 (b)(c)	67,000	67,354
Exgen Renewables Iv LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.32% 11/28/24 (b)(c)	16,917	17,044
Houston Fuel Oil Terminal Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.06% 6/26/25 (b)(c)	43,541	43,631
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 6.302% 2/15/24 (b)(c)	19,729	19,187
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 8.1361% 12/19/20 (b)(c)	15,852	15,703
Pike Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.81% 3/23/25 (b)(c)	11,025	11,080
Tex Operations Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 8/4/23 (b)(c)	40,402	40,289
Vertiv Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.3126% 11/30/23 (b)(c)	25,546	25,259
Vistra Operations Co. LLC:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.000% 4.552% 12/14/23 (b)(c)	22,352	22,360
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.000% 4.2928% 12/31/25 (b)(c)	58,458	58,246

TOTAL UTILITIES		339,379

TOTAL BANK LOAN OBLIGATIONS
(Cost $11,488,636)		11,423,077

Nonconvertible Bonds - 4.3%
Aerospace - 0.1%
DAE Funding LLC 4% 8/1/20 (f)	6,495	6,430
Cable/Satellite TV - 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	16,980
5.25% 3/15/21	13,070	13,135
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,905

TOTAL CABLE/SATELLITE TV		32,020

Chemicals - 0.2%
OCI NV 6.625% 4/15/23 (f)	5,005	5,130
TPC Group, Inc. 8.75% 12/15/20 (f)	18,095	17,733

TOTAL CHEMICALS		22,863

Containers - 0.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22(f)	15,000	14,550
6% 2/15/25 (f)	10,000	9,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
3 month U.S. LIBOR + 3.500% 5.9363% 7/15/21 (b)(c)(f)	15,130	15,281
5.75% 10/15/20	32,296	32,296

TOTAL CONTAINERS		71,502

Diversified Financial Services - 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.25% 2/1/22	5,200	5,250
International Lease Finance Corp. 6.25% 5/15/19	10,000	10,159

TOTAL DIVERSIFIED FINANCIAL SERVICES		15,409

Energy - 0.8%
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	11,455	11,226
7% 6/30/24	7,000	7,569
Chesapeake Energy Corp.:
3 month U.S. LIBOR + 3.250% 5.6863% 4/15/19 (b)(c)	7,080	7,098
8% 12/15/22 (f)	8,195	8,543
Citgo Petroleum Corp. 6.25% 8/15/22 (f)	10,000	9,850
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 6.0841% 6/15/22 (b)(c)(f)	26,500	26,512
6.875% 6/15/25 (f)	5,500	5,603
Denbury Resources, Inc.:
7.5% 2/15/24 (f)	9,050	8,846
9% 5/15/21 (f)	3,645	3,804
9.25% 3/31/22 (f)	7,290	7,600
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 5/15/26 (f)	7,340	7,301

TOTAL ENERGY		103,952

Gaming - 0.2%
Gateway Casinos & Entertainment Ltd. 8.25% 3/1/24 (f)	5,000	5,250
Scientific Games Corp. 5% 10/15/25 (f)	5,000	4,650
Stars Group Holdings BV 7% 7/15/26 (f)	12,545	12,733
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (f)	7,363	6,949

TOTAL GAMING		29,582

Healthcare - 0.6%
Community Health Systems, Inc. 6.25% 3/31/23	21,175	19,475
Tenet Healthcare Corp.:
4.625% 7/15/24	28,000	26,988
4.75% 6/1/20	8,680	8,702
5.125% 5/1/25	7,500	7,219
7.5% 1/1/22 (f)	5,085	5,301
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (f)	5,590	5,478
9% 12/15/25 (f)	7,440	7,756

TOTAL HEALTHCARE		80,919

Insurance - 0.0%
HUB International Ltd. 7% 5/1/26 (f)	6,000	5,856
Leisure - 0.1%
Studio City Co. Ltd.:
5.875% 11/30/19 (f)	8,160	8,231
7.25% 11/30/21 (f)	10,000	10,288

TOTAL LEISURE		18,519

Restaurants - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.25% 5/15/24 (f)	8,000	7,500
Services - 0.1%
APX Group, Inc. 7.625% 9/1/23	12,325	10,969
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (f)	6,032	5,942

TOTAL SERVICES		16,911

Technology - 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (f)	6,199	6,207
4.42% 6/15/21 (f)	16,685	16,824
NXP BV/NXP Funding LLC 4.125% 6/1/21 (f)	16,440	16,337
Uber Technologies, Inc. 7.5% 11/1/23 (f)(g)	11,000	11,014

TOTAL TECHNOLOGY		50,382

Telecommunications - 0.6%
Altice Financing SA 7.5% 5/15/26 (f)	19,200	18,048
Intelsat Jackson Holdings SA 8% 2/15/24 (f)	14,100	14,752
SFR Group SA:
6.25% 5/15/24 (f)	10,905	10,455
7.375% 5/1/26 (f)	18,755	17,952
Sprint Capital Corp. 6.9% 5/1/19	5,000	5,065
Sprint Communications, Inc. 9% 11/15/18 (f)	3,000	3,006

TOTAL TELECOMMUNICATIONS		69,278

Textiles/Apparel - 0.0%
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (f)	4,365	4,223
Transportation Ex Air/Rail - 0.1%
Avolon Holdings Funding Ltd. 5.125% 10/1/23 (f)	12,290	12,060
TOTAL NONCONVERTIBLE BONDS
(Cost $555,964)		547,406
	Shares	Value (000s)

Common Stocks - 0.8%
Broadcasting - 0.0%
ION Media Networks, Inc. (h)(i)	2,842	2,444
Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,943	21,955
Energy - 0.4%
Expro Holdings U.S., Inc. (i)	1,477,422	34,350
Expro Holdings U.S., Inc. (f)(i)	542,213	12,606

TOTAL ENERGY		46,956

Homebuilders/Real Estate - 0.0%
Five Point Holdings LLC Class A (h)	45,793	348
Metals/Mining - 0.1%
Warrior Metropolitan Coal, Inc.	255,983	7,168
Publishing/Printing - 0.0%
Cenveo Corp. (i)	75,509	2,202
Utilities - 0.1%
TexGen Power LLC (i)	524,336	19,505
TOTAL COMMON STOCKS
(Cost $119,484)		100,578

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 2.23% (j)
(Cost $983,896)	983,847,750	984,045
TOTAL INVESTMENT IN SECURITIES - 103.2%
(Cost $13,147,980)		13,055,106
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(410,697)
NET ASSETS - 100%		$12,644,409

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing - Security is in default.

 (e) The coupon rate will be determined upon settlement of the loan after period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $375,976,000 or 3.0% of net assets.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Non-income producing

 (i) Level 3 security

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$16,753
Total	$16,753

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$2,444	$--	$--	$2,444
Energy	46,956	--	--	46,956
Industrials	2,202	--	--	2,202
Materials	29,123	29,123	--	--
Real Estate	348	348	--	--
Utilities	19,505	--	--	19,505
Bank Loan Obligations	11,423,077	--	11,423,077	--
Corporate Bonds	547,406	--	547,406	--
Money Market Funds	984,045	984,045	--	--
Total Investments in Securities:	$13,055,106	$1,013,516	$11,970,483	$71,107

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Luxembourg	5.1%
Canada	1.2%
Netherlands	1.2%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,164,084)	$12,071,061
Fidelity Central Funds (cost $983,896)	984,045
Total Investment in Securities (cost $13,147,980)		$13,055,106
Cash		3,557
Receivable for investments sold		90,891
Receivable for fund shares sold		19,701
Interest receivable		62,173
Distributions receivable from Fidelity Central Funds		1,824
Prepaid expenses		22
Other receivables		248
Total assets		13,233,522
Liabilities
Payable for investments purchased
Regular delivery	$541,169
Delayed delivery	11,000
Payable for fund shares redeemed	18,953
Distributions payable	9,910
Accrued management fee	5,811
Distribution and service plan fees payable	530
Other affiliated payables	1,423
Other payables and accrued expenses	317
Total liabilities		589,113
Net Assets		$12,644,409
Net Assets consist of:
Paid in capital		$13,098,655
Total distributable earnings (loss)		(454,246)
Net Assets		$12,644,409
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($597,769 ÷ 62,210 shares)		$9.61
Maximum offering price per share (100/97.25 of $9.61)		$9.88
Class M:
Net Asset Value and redemption price per share ($101,631 ÷ 10,592 shares)		$9.59
Maximum offering price per share (100/97.25 of $9.59)		$9.86
Class C:
Net Asset Value and offering price per share ($464,327 ÷ 48,334 shares)(a)		$9.61
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($9,221,328 ÷ 960,937 shares)		$9.60
Class I:
Net Asset Value, offering price and redemption price per share ($2,243,164 ÷ 233,953 shares)		$9.59
Class Z:
Net Asset Value, offering price and redemption price per share ($16,190 ÷ 1,688 shares)		$9.59

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2018
Investment Income
Dividends		$6,821
Interest		564,977
Income from Fidelity Central Funds		16,753
Total income		588,551
Expenses
Management fee	$63,892
Transfer agent fees	14,537
Distribution and service plan fees	6,564
Accounting fees and expenses	1,633
Custodian fees and expenses	104
Independent trustees' fees and expenses	56
Registration fees	382
Audit	104
Legal	35
Miscellaneous	78
Total expenses before reductions	87,385
Expense reductions	(169)
Total expenses after reductions		87,216
Net investment income (loss)		501,335
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(33,355)
Fidelity Central Funds	6
Total net realized gain (loss)		(33,349)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(37,480)
Fidelity Central Funds	(4)
Total change in net unrealized appreciation (depreciation)		(37,484)
Net gain (loss)		(70,833)
Net increase (decrease) in net assets resulting from operations		$430,502

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$501,335	$408,150
Net realized gain (loss)	(33,349)	15,537
Change in net unrealized appreciation (depreciation)	(37,484)	41,407
Net increase (decrease) in net assets resulting from operations	430,502	465,094
Distributions to shareholders	(504,172)	–
Distributions to shareholders from net investment income	–	(394,075)
Total distributions	(504,172)	(394,075)
Share transactions - net increase (decrease)	1,985,763	1,322,261
Redemption fees	95	365
Total increase (decrease) in net assets	1,912,188	1,393,645
Net Assets
Beginning of period	10,732,221	9,338,576
End of period	$12,644,409	$10,732,221
Other Information
Undistributed net investment income end of period		$32,709

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.67	$9.60	$9.42	$9.85	$9.99
Income from Investment Operations
Net investment income (loss)A	.398	.360	.334	.375	.317
Net realized and unrealized gain (loss)	(.056)	.056	.211	(.425)	(.114)
Total from investment operations	.342	.416	.545	(.050)	.203
Distributions from net investment income	(.398)	(.346)	(.365)	(.341)	(.307)
Distributions from net realized gain	(.004)	–	–	(.040)	(.036)
Total distributions	(.402)	(.346)	(.365)	(.381)	(.343)
Redemption fees added to paid in capitalA	–B	–B	–B	.001	–B
Net asset value, end of period	$9.61	$9.67	$9.60	$9.42	$9.85
Total ReturnC,D	3.60%	4.40%	5.98%	(.53)%	2.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.99%	.99%	.98%	.98%
Expenses net of fee waivers, if any	.98%	.98%	.99%	.98%	.98%
Expenses net of all reductions	.98%	.98%	.98%	.98%	.98%
Net investment income (loss)	4.13%	3.72%	3.58%	3.86%	3.17%
Supplemental Data
Net assets, end of period (in millions)	$598	$585	$707	$863	$1,185
Portfolio turnover rateG	47%	68%	46%	26%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.65	$9.58	$9.40	$9.84	$9.98
Income from Investment Operations
Net investment income (loss)A	.396	.356	.324	.365	.306
Net realized and unrealized gain (loss)	(.055)	.057	.212	(.434)	(.112)
Total from investment operations	.341	.413	.536	(.069)	.194
Distributions from net investment income	(.397)	(.343)	(.356)	(.332)	(.298)
Distributions from net realized gain	(.004)	–	–	(.040)	(.036)
Total distributions	(.401)	(.343)	(.356)	(.372)	(.334)
Redemption fees added to paid in capitalA	–B	–B	–B	.001	–B
Net asset value, end of period	$9.59	$9.65	$9.58	$9.40	$9.84
Total ReturnC,D	3.59%	4.37%	5.89%	(.72)%	1.96%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.01%	1.08%	1.07%	1.07%
Expenses net of fee waivers, if any	.99%	1.01%	1.08%	1.07%	1.07%
Expenses net of all reductions	.99%	1.01%	1.08%	1.07%	1.07%
Net investment income (loss)	4.11%	3.69%	3.48%	3.77%	3.08%
Supplemental Data
Net assets, end of period (in millions)	$102	$137	$171	$195	$240
Portfolio turnover rateG	47%	68%	46%	26%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.67	$9.59	$9.41	$9.85	$9.99
Income from Investment Operations
Net investment income (loss)A	.325	.286	.263	.301	.241
Net realized and unrealized gain (loss)	(.056)	.067	.212	(.434)	(.113)
Total from investment operations	.269	.353	.475	(.133)	.128
Distributions from net investment income	(.325)	(.273)	(.295)	(.268)	(.232)
Distributions from net realized gain	(.004)	–	–	(.040)	(.036)
Total distributions	(.329)	(.273)	(.295)	(.308)	(.268)
Redemption fees added to paid in capitalA	–B	–B	–B	.001	–B
Net asset value, end of period	$9.61	$9.67	$9.59	$9.41	$9.85
Total ReturnC,D	2.83%	3.73%	5.19%	(1.38)%	1.29%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.73%	1.74%	1.74%	1.73%	1.73%
Expenses net of fee waivers, if any	1.73%	1.74%	1.74%	1.73%	1.73%
Expenses net of all reductions	1.73%	1.74%	1.74%	1.73%	1.73%
Net investment income (loss)	3.36%	2.96%	2.82%	3.10%	2.41%
Supplemental Data
Net assets, end of period (in millions)	$464	$523	$582	$671	$835
Portfolio turnover rateG	47%	68%	46%	26%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.65	$9.58	$9.40	$9.84	$9.98
Income from Investment Operations
Net investment income (loss)A	.426	.386	.359	.401	.344
Net realized and unrealized gain (loss)	(.046)	.057	.212	(.435)	(.113)
Total from investment operations	.380	.443	.571	(.034)	.231
Distributions from net investment income	(.426)	(.373)	(.391)	(.367)	(.335)
Distributions from net realized gain	(.004)	–	–	(.040)	(.036)
Total distributions	(.430)	(.373)	(.391)	(.407)	(.371)
Redemption fees added to paid in capitalA	–B	–B	–B	.001	–B
Net asset value, end of period	$9.60	$9.65	$9.58	$9.40	$9.84
Total ReturnC	4.01%	4.70%	6.28%	(.36)%	2.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.70%	.71%	.70%	.69%
Expenses net of fee waivers, if any	.68%	.69%	.71%	.70%	.69%
Expenses net of all reductions	.68%	.69%	.71%	.70%	.69%
Net investment income (loss)	4.44%	4.01%	3.86%	4.14%	3.45%
Supplemental Data
Net assets, end of period (in millions)	$9,221	$7,368	$6,131	$6,615	$9,032
Portfolio turnover rateF	47%	68%	46%	26%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.65	$9.58	$9.40	$9.83	$9.97
Income from Investment Operations
Net investment income (loss)A	.419	.380	.355	.396	.339
Net realized and unrealized gain (loss)	(.056)	.058	.211	(.424)	(.113)
Total from investment operations	.363	.438	.566	(.028)	.226
Distributions from net investment income	(.419)	(.368)	(.386)	(.363)	(.330)
Distributions from net realized gain	(.004)	–	–	(.040)	(.036)
Total distributions	(.423)	(.368)	(.386)	(.403)	(.366)
Redemption fees added to paid in capitalA	–B	–B	–B	.001	–B
Net asset value, end of period	$9.59	$9.65	$9.58	$9.40	$9.83
Total ReturnC	3.84%	4.64%	6.23%	(.30)%	2.29%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.75%	.75%	.74%	.74%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.74%	.74%
Expenses net of all reductions	.75%	.75%	.75%	.74%	.74%
Net investment income (loss)	4.36%	3.95%	3.81%	4.10%	3.40%
Supplemental Data
Net assets, end of period (in millions)	$2,243	$2,120	$1,748	$2,429	$3,317
Portfolio turnover rateF	47%	68%	46%	26%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.65
Income from Investment Operations
Net investment income (loss)B	.051
Net realized and unrealized gain (loss)	(.076)
Total from investment operations	(.025)
Distributions from net investment income	(.035)
Distributions from net realized gain	–
Total distributions	(.035)
Net asset value, end of period	$9.59
Total ReturnC,D	(.26)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%G
Expenses net of fee waivers, if any	.62%G
Expenses net of all reductions	.62%G
Net investment income (loss)	7.64%G
Supplemental Data
Net assets, end of period (in millions)	$16
Portfolio turnover rateH	47%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Fidelity Floating Rate High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $210 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards, defaulted bonds and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$88,692
Gross unrealized depreciation	(166,953)
Net unrealized appreciation (depreciation)	$(78,261)
Tax Cost	$13,133,368

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,817
Capital loss carryforward	$(389,591)
Net unrealized appreciation (depreciation) on securities and other investments	$(78,262)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,624)
Long-term	(381,967)
Total capital loss carryforward	$(389,591)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$504,172	$ 394,075

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchase and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations, other than short-term securities, aggregated $6,954,749 and $5,099,430, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,451	$71
Class M	-%	.25%	252	–
Class C	.75%	.25%	4,861	215
			$6,564	$286

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$41
Class M	5
Class C(a)	23
$69

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$891.15
Class M	162.16
Class C	757.16
Fidelity Floating Rate High Income Fund	8,930.11
Class I	3,797.17
Class Z	–(a)	.04(b)
	$14,537

 (a) Amount less than $500.

 (b) Annualized.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were less than five hundred dollars for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $20.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $104.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $65.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018(a)	Year ended October 31, 2017
Distributions to shareholders
Class A	$24,166	$–
Class M	4,187	–
Class C	16,600	–
Fidelity Floating Rate High Income Fund	363,480	–
Class I	95,721	–
Class Z	18	–
Total	$504,172	$–
From net investment income
Class A	$–	$23,794
Class M	–	5,475
Class C	–	16,016
Fidelity Floating Rate High Income Fund	–	271,385
Class I	–	77,405
Total	$–	$394,075

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	16,784	22,327	$161,980	$215,427
Reinvestment of distributions	2,361	2,289	22,764	22,112
Shares redeemed	(17,404)	(37,818)	(167,909)	(365,948)
Net increase (decrease)	1,741	(13,202)	$16,835	$(128,409)
Class M
Shares sold	2,489	1,925	$23,981	$18,561
Reinvestment of distributions	425	550	4,094	5,301
Shares redeemed	(6,565)	(6,051)	(63,233)	(58,381)
Net increase (decrease)	(3,651)	(3,576)	$(35,158)	$(34,519)
Class C
Shares sold	7,549	7,187	$72,826	$69,348
Reinvestment of distributions	1,538	1,402	14,830	13,539
Shares redeemed	(14,814)	(15,197)	(142,918)	(146,725)
Net increase (decrease)	(5,727)	(6,608)	$(55,262)	$(63,838)
Fidelity Floating Rate High Income Fund
Shares sold	375,175	256,065	$3,615,070	$2,468,886
Reinvestment of distributions	30,375	22,910	292,501	221,002
Shares redeemed	(207,730)	(155,638)	(2,001,358)	(1,500,477)
Net increase (decrease)	197,820	123,337	$1,906,213	$1,189,411
Class I
Shares sold	74,989	102,139	$722,001	$985,030
Reinvestment of distributions	7,021	5,949	67,554	57,337
Shares redeemed	(67,803)	(70,851)	(652,660)	(682,751)
Net increase (decrease)	14,207	37,237	$136,895	$359,616
Class Z
Shares sold	1,693	–	$16,292	$–
Reinvestment of distributions	2	–	16	–
Shares redeemed	(7)	–	(68)	–
Net increase (decrease)	1,688	–	$16,240	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, Fidelity Floating Rate High Income Fund and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	.97%
Actual		$1,000.00	$1,017.10	$4.93-B
Hypothetical-C		$1,000.00	$1,020.32	$4.94-D
Class M	.98%
Actual		$1,000.00	$1,016.00	$4.98-B
Hypothetical-C		$1,000.00	$1,020.27	$4.99-D
Class C	1.72%
Actual		$1,000.00	$1,012.20	$8.72-B
Hypothetical-C		$1,000.00	$1,016.53	$8.74-D
Fidelity Floating Rate High Income Fund	.68%
Actual		$1,000.00	$1,017.50	$3.46-B
Hypothetical-C		$1,000.00	$1,021.78	$3.47-D
Class I	.74%
Actual		$1,000.00	$1,017.20	$3.76-B
Hypothetical-C		$1,000.00	$1,021.48	$3.77-D
Class Z	.62%
Actual		$1,000.00	$1,018.20	$.51-B
Hypothetical-C		$1,000.00	$1,022.08	$3.16-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Fidelity Floating Rate High Income Fund and Class I and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

A total of 0.72% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $374,106,911 of distributions paid during the period January 1, 2018 to October 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Floating Rate High Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AFR-ANN-1218
1.750077.118

Fidelity® Floating Rate High Income Fund Annual Report October 31, 2018 Fidelity® Floating Rate High Income Fund is a class of Fidelity Advisor® Floating Rate High Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate High Income Fund	4.01%	3.37%	5.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate High Income Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$17,631	Fidelity® Floating Rate High Income Fund
$21,413	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans posted a solid 4.78% gain for the 12 months ending October 31, 2018, as measured by the S&P/LSTA® Leveraged Performing Loan Index. This result handily outpaced both high-yield bonds and the broad investment-grade fixed-income market. Loans generated positive results in the early months of the period, led by a gain of 1.01% in January, as investors refocused their attention on interest rate risk amid rising U.S. Treasury yields. The asset class was relatively immune to the volatility that hampered stocks and credit in February and March, posting a modestly positive return in each month. Loan prices rose during the first half of April, then gave back some of that advance, as rising interest rates began to weigh on investors’ risk appetite. Following modest returns in May and June amid concerns about global trade, loans rode strong corporate earnings and robust U.S. economic growth to solid gains from July through September. Loans registered a nominal decline in October, as investor sentiment became risk-averse. Every industry in the index generated positive performance, with retailers (+8%), radio & television (+8%), and oil & gas (+7%) leading the way. On the downside, among larger index members, containers & glass products, cable & satellite TV, and lodging & casinos each returned about 4%, but lagged the broader market. From a credit-quality perspective, lower-quality loans did best, reflecting investor confidence amid a solid fundamental backdrop.

Comments from Portfolio Manager Eric Mollenhauer:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 3% to 4%, trailing the benchmark S&P/LSTA® Leveraged Performing Loan Index. The fund’s conservative credit-quality positioning – reflecting my moderate-risk, core strategy – along with a disappointing result from one underlying holding, were the primary factors dampening the fund's performance versus the benchmark. That said, I was pleased with the fund’s result during a period when lower-quality credits led the market. The biggest individual relative detractors were generic-drug maker Lannett and radio station operator Clear Channel Communications (now called iHeartMedia). In August, Lannett announced it will lose a key supply contract, while Clear Channel was hurt when the firm filed for bankruptcy protection in mid-March. On the plus side, the top individual relative contributors were an out-of-benchmark equity position in Warrior Met Coal, which returned about 112% for the period, and not owning underperforming loans issued by Catalina Marketing Group, a benchmark member that produces grocery store coupons and other retail promotional material. This period, I found investment opportunities in the new-issue market that I believe provide the fund with a predictable income stream for six months or more.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On November 1, 2018, Kevin Nielsen assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
Bass Pro Shops LLC.	2.4
Caesars Resort Collection LLC	2.1
Intelsat Jackson Holdings SA	1.9
Albertson's LLC	1.7
Frontier Communications Corp.	1.7
9.8

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Technology	14.3
Gaming	8.1
Telecommunications	8.0
Services	6.7
Energy	5.9

Quality Diversification (% of fund's net assets)

As of October 31, 2018 *
BBB	4.5%
BB	33.5%
B	50.0%
CCC,CC,C	5.3%
Not Rated	1.3%
Equities	0.8%
Short-Term Investments and Net Other Assets	4.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2018*
Bank Loan Obligations	90.3%
Nonconvertible Bonds	4.3%
Common Stocks	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 11.2%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Bank Loan Obligations - 90.3%(a)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.5%
DAE Aviation Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.05% 7/7/22 (b)(c)	$16,157	$16,199
TransDigm, Inc.:
Tranche E, term loan 3 month U.S. LIBOR + 2.500% 4.802% 5/30/25 (b)(c)	28,111	27,943
Tranche F, term loan 3 month U.S. LIBOR + 2.500% 4.802% 6/9/23 (b)(c)	29,329	29,172
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.802% 8/22/24 (b)(c)	63,202	62,872
Wesco Aircraft Hardware Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.81% 2/28/21 (b)(c)	21,577	21,415
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.2794% 4/30/25 (b)(c)	22,500	22,566
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 10.28% 4/30/26 (b)(c)	5,665	5,640

TOTAL AEROSPACE		185,807

Air Transportation - 0.3%
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0395% 10/5/24 (b)(c)	11,431	11,450
XPO Logistics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.5093% 2/23/25 (b)(c)	20,990	21,016

TOTAL AIR TRANSPORTATION		32,466

Automotive & Auto Parts - 0.9%
Caliber Holdings Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 2/1/24 (b)(c)	9,743	9,737
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.552% 2/1/25 (b)(c)	2,710	2,724
Chrysler Group LLC term loan 3 month U.S. LIBOR + 2.000% 4.3% 12/31/18 (b)(c)	7,147	7,151
Hertz Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.06% 6/30/23 (b)(c)	33,506	33,285
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.8861% 11/27/20 (b)(c)	16,199	15,389
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.000% 11.3861% 11/27/21 (b)(c)	24,370	21,007
The Gates Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 3/31/24 (b)(c)	13,136	13,142
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.8002% 4/18/23 (b)(c)	14,941	15,165

TOTAL AUTOMOTIVE & AUTO PARTS		117,600

Banks & Thrifts - 0.0%
Lions Gate Capital Holdings Ll Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 3/24/25 (b)(c)	4,987	4,966
Broadcasting - 1.5%
AppLovin Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0638% 8/15/25 (b)(c)	36,000	36,360
CBS Radio, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.0365% 11/18/24 (b)(c)	48,146	47,881
Clear Channel Communications, Inc. Tranche D, term loan 3 month U.S. LIBOR + 6.750% 0% 1/30/19 (c)(d)	53,680	38,665
ION Media Networks, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.05% 12/18/20 (b)(c)	19,147	19,159
NEP/NCP Holdco, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.4743% 10/19/25 (b)(c)	7,400	7,426
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.302% 10/19/26 (b)(c)	7,500	7,500
Raycom Media, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 8/23/24 (b)(c)	26,973	26,973

TOTAL BROADCASTING		183,964

Building Materials - 0.6%
GYP Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 6/1/25 (b)(c)	15,149	14,909
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.4% 7/2/25 (b)(c)	18,454	18,477
HD Supply, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 4.0296% 10/17/23 (b)(c)	8,100	8,092
Jeld-Wen, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.3861% 12/14/24 (b)(c)	9,057	9,017
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.6% 9/27/24 (b)(c)	21,045	21,163

TOTAL BUILDING MATERIALS		71,658

Cable/Satellite TV - 3.2%
Altice U.S. Finance SA:
Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 7/28/25 (b)(c)	30,043	29,975
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 1/11/26 (c)(e)	30,500	30,414
Cable One, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.14% 5/1/24 (b)(c)	7,870	7,865
Charter Communication Operating LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.31% 4/30/25 (b)(c)	166,601	166,581
CSC Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.7795% 1/25/26 (b)(c)	33,815	33,741
MCC Iowa LLC Tranche M, term loan 3 month U.S. LIBOR + 2.000% 4.22% 1/15/25 (b)(c)	6,336	6,322
Numericable LLC:
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.688% 5.967% 1/31/26 (b)(c)	3,333	3,246
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 6.2795% 8/14/26 (b)(c)	36,750	35,946
Virgin Media Bristol LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.7795% 1/15/26 (b)(c)	35,000	34,960
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.5395% 8/19/23 (b)(c)	62,015	59,690

TOTAL CABLE/SATELLITE TV		408,740

Capital Goods - 0.5%
AECOM Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 3/13/25 (b)(c)	13,880	13,880
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.302% 10/1/25 (b)(c)	22,375	22,347
Apergy Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8125% 5/9/25 (b)(c)	8,785	8,802
CPM Holdings, Inc.:
2LN, term loan 1 month U.S. LIBOR + 8.250% 10/24/26 (c)(e)	3,655	3,652
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 10/24/25 (c)(e)	12,105	12,145
Doosan Bobcat Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.3775% 5/18/24 (b)(c)	8,354	8,335

TOTAL CAPITAL GOODS		69,161

Chemicals - 2.5%
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.802% 11/18/23 (b)(c)	11,761	11,731
Invictus U.S. Newco LLC:
Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 3/28/25 (b)(c)	13,104	13,148
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.052% 3/28/26 (b)(c)	5,500	5,459
MacDermid, Inc.:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 4% 6/7/23 (b)(c)	23,587	23,592
Tranche B 7LN, term loan 3 month U.S. LIBOR + 2.500% 4.802% 6/7/20 (b)(c)	12,057	12,057
Messer Industrie GmbH Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 9/28/25 (c)(e)	41,500	41,490
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 5.9375% 10/11/24 (b)(c)	27,807	27,877
PQ Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 5.0266% 2/8/25 (b)(c)	6,995	6,982
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.506% 10/1/25 (b)(c)	74,230	73,952
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 4.05% 4/3/25 (b)(c)	17,699	17,622
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. term loan 3 month U.S. LIBOR + 2.000% 4.302% 9/6/24 (b)(c)	15,098	14,972
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (b)(c)	12,152	12,135
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (b)(c)	28,044	28,004
Univar, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 7/1/24 (b)(c)	12,250	12,240
W. R. Grace & Co.-Conn.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 4.1361% 4/3/25 (b)(c)	5,565	5,566
Tranche B 2LN, term loan 3 month U.S. LIBOR + 1.750% 4.1361% 4/3/25 (b)(c)	9,540	9,542

TOTAL CHEMICALS		316,369

Consumer Products - 1.0%
Coty, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.5306% 4/5/25 (b)(c)	14,930	14,606
CSM Bakery Supplies Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.41% 7/3/20 (b)(c)	9,781	9,398
Owens & Minor Distribution, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.756% 4/30/25 (b)(c)	27,431	24,825
Prestige Brands, Inc. term loan 3 month U.S. LIBOR + 2.000% 4.302% 1/26/24 (b)(c)	9,622	9,630
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.2795% 6/15/25 (b)(c)	9,471	9,519
Weight Watchers International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.15% 11/29/24 (b)(c)	56,306	56,553

TOTAL CONSUMER PRODUCTS		124,531

Containers - 1.4%
Berry Global, Inc.:
Tranche Q, term loan 3 month U.S. LIBOR + 2.000% 4.2767% 10/1/22 (b)(c)	18,400	18,386
Tranche R, term loan 3 month U.S. LIBOR + 2.000% 4.2767% 1/19/24 (b)(c)	9,850	9,832
Tranche S, term loan 3 month U.S. LIBOR + 1.750% 4.0267% 2/8/20 (b)(c)	39,041	38,964
Tranche T, term loan 3 month U.S. LIBOR + 1.750% 4.0267% 1/6/21 (b)(c)	8,592	8,569
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.6581% 4/3/24 (b)(c)	8,147	8,094
Charter Nex U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.052% 5/16/24 (b)(c)	9,564	9,542
Consolidated Container Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 5/22/24 (b)(c)	17,726	17,726
Crown Americas LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.2832% 4/3/25 (b)(c)	16,848	16,857
Hostess Brands LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.6852% 8/3/22 (b)(c)	11,849	11,779
Plastipak Packaging, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.81% 10/14/24 (b)(c)	6,296	6,277
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.052% 2/5/23 (b)(c)	32,559	32,559

TOTAL CONTAINERS		178,585

Diversified Financial Services - 4.1%
AlixPartners LLP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.052% 4/4/24 (b)(c)	28,334	28,334
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.2796% 1/15/25 (b)(c)	15,606	15,556
Bcp Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 6.0266% 10/31/24 (b)(c)	26,454	26,520
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.31% 4/27/24 (b)(c)	25,359	25,364
Deerfield Holdings Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 2/13/25 (b)(c)	17,572	17,535
Delos Finance SARL Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.1361% 10/6/23 (b)(c)	33,095	33,122
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.052% 10/1/25 (b)(c)	75,500	74,682
Finco I LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 12/27/22 (b)(c)	19,400	19,375
Fly Funding II SARL Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.34% 2/9/23 (b)(c)	35,402	35,313
Flying Fortress Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.1361% 10/30/22 (b)(c)	67,865	68,006
Focus Financial Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.802% 7/3/24 (b)(c)	10,820	10,827
Franklin Square Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8125% 8/3/25 (b)(c)	11,500	11,529
Greensky Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.5625% 3/29/25 (b)(c)	8,458	8,479
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.5295% 3/1/25 (b)(c)	23,817	23,787
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.81% 7/3/24 (b)(c)	7,425	7,456
NAB Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3861% 6/30/24 (b)(c)	13,643	13,461
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0946% 9/29/24 (b)(c)	9,488	9,464
SAI Global GP Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.7949% 12/8/23 (b)(c)	13,509	12,564
TransUnion LLC:
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.000% 4.302% 6/19/25 (b)(c)	16,708	16,663
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 4/9/23 (b)(c)	36,702	36,614
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.56% 8/18/23 (b)(c)	18,988	19,085

TOTAL DIVERSIFIED FINANCIAL SERVICES		513,736

Diversified Media - 0.1%
Lamar Media Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.0625% 3/16/25 (b)(c)	15,801	15,820
Energy - 4.7%
Arctic LNG Carriers Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.802% 5/18/23 (b)(c)	31,884	31,884
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 10/22/25 (c)(e)	30,000	29,775
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.6411% 6/22/24 (b)(c)	44,050	43,413
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.282% 5/21/25 (b)(c)	14,394	14,279
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.6699% 12/31/21 (b)(c)	80,300	89,334
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.0365% 12/31/22 (b)(c)	49,400	50,059
Calpine Construction Finance Co. LP Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.802% 1/15/25 (b)(c)	9,925	9,906
Citgo Petroleum Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.896% 7/29/21 (b)(c)	30,244	30,194
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.7841% 5/7/25 (b)(c)	57,356	57,069
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.5441% 3/13/25 (b)(c)	9,448	9,440
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 2/6/25 (c)(e)	3,820	3,819
Empire Generating Co. LLC:
Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.64% 3/14/21 (b)(c)	8,549	6,391
Tranche C, term loan 3 month U.S. LIBOR + 4.250% 6.64% 3/14/21 (b)(c)	845	632
Energy Transfer Equity LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 2/2/24 (b)(c)	15,542	15,531
Foresight Energy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 8.2766% 3/28/22 (b)(c)	14,068	14,095
FTS International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.052% 4/16/21 (b)(c)	7,740	7,727
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 8.2796% 3/1/24 (b)(c)	43,425	40,446
GIM Channelview Cogeneration LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.56% 5/3/25 (b)(c)	1,875	1,887
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.6946% 7/18/25 (b)(c)	66,560	66,643
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 7.64% 8/25/23 (b)(c)	29,085	23,765
Medallion Midland Acquisition Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 10/30/24 (b)(c)	18,543	18,404
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.9446% 10/31/25 (b)(c)	23,770	23,800
TerraForm Power Operating LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 11/8/22 (b)(c)	6,198	6,198

TOTAL ENERGY		594,691

Entertainment/Film - 0.4%
AMC Entertainment Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5295% 12/15/23 (b)(c)	7,555	7,542
AMC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5295% 12/15/22 (b)(c)	4,899	4,891
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.1361% 7/8/22 (b)(c)	19,262	19,002
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.6361% 7/8/23 (b)(c)	5,305	5,093
Digital Cinema Implementation Partners,LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8173% 5/17/21 (b)(c)	3,910	3,918
SMG U.S. Midco 2, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 1/23/25 (b)(c)	10,124	10,105

TOTAL ENTERTAINMENT/FILM		50,551

Environmental - 0.4%
Hd Supply Waterworks Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3167% 8/1/24 (b)(c)	6,074	6,066
The Brickman Group, Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8125% 8/15/25 (b)(c)	13,965	13,961
Tunnel Hill Partners LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 10/1/25 (c)(e)	5,750	5,710
Wrangler Buyer Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0059% 9/28/24 (b)(c)	13,410	13,412
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 12/20/24 (b)(c)	15,567	15,518

TOTAL ENVIRONMENTAL		54,667

Food & Drug Retail - 4.1%
Agro Merchants Intermediate Ho Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.1361% 12/6/24 (b)(c)	4,964	4,979
Albertson's LLC:
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 5.4874% 10/29/25 (b)(c)	38,750	38,419
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.052% 8/25/21 (b)(c)	172,681	172,347
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 10.3645% 5/31/24 (b)(c)	62,094	61,241
GOBP Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.250% 9.5296% 10/22/26 (b)(c)	2,000	1,990
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0296% 10/22/25 (b)(c)	14,250	14,214
JBS USA Lux SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8444% 10/30/22 (b)(c)	83,156	83,114
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 10/18/25 (c)(e)	10,320	10,320
Lannett Co., Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.052% 11/25/20 (b)(c)	1,726	1,601
Tranche B, term loan 3 month U.S. LIBOR + 5.375% 7.677% 11/25/22 (b)(c)	74,229	59,680
RPI Finance Trust Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.000% 4.3861% 3/27/23 (b)(c)	46,807	46,815
Smart & Final, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.802% 11/15/22 (b)(c)	31,345	30,238

TOTAL FOOD & DRUG RETAIL		524,958

Food/Beverage/Tobacco - 1.1%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 10.006% 10/1/26 (b)(c)	2,240	2,254
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.006% 10/1/25 (b)(c)	6,545	6,594
Arterra Wines Canada, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0875% 12/16/23 (b)(c)	4,676	4,679
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.802% 10/7/23 (b)(c)	37,548	36,633
Eg Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.3861% 2/6/25 (b)(c)	7,512	7,510
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.29% 5/24/24 (b)(c)	32,068	32,016
Shearer's Foods, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.052% 6/30/22 (b)(c)	2,000	1,925
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.552% 6/30/21 (b)(c)	8,948	8,926
U.S. Foods, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 6/27/23 (b)(c)	34,616	34,543

TOTAL FOOD/BEVERAGE/TOBACCO		135,080

Gaming - 7.9%
AP Gaming I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.802% 2/15/24 (b)(c)	12,073	12,114
Aristocrat Technologies, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.219% 10/19/24 (b)(c)	30,358	30,234
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.4669% 9/15/23 (b)(c)	21,914	21,922
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 12/22/24 (b)(c)	267,975	267,937
Churchill Downs, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.31% 12/27/24 (b)(c)	7,756	7,766
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 4/18/24 (b)(c)	30,446	30,360
Eldorado Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5625% 4/17/24 (b)(c)	24,493	24,485
Gaming VC Holdings SA Tranche B2 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.802% 3/15/24 (b)(c)	22,666	22,711
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.3% 10/20/24 (b)(c)	46,648	46,648
3 month U.S. LIBOR + 7.000% 9.31% 10/20/25 (b)(c)	7,500	7,538
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.2299% 10/4/23 (b)(c)	118,028	118,083
Las Vegas Sands LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 3/27/25 (b)(c)	56,411	56,174
MGM Mirage, Inc. Tranche A, term loan 3 month U.S. LIBOR + 2.500% 4.802% 4/25/21 (b)(c)	13,145	13,145
Mohegan Tribal Gaming Authority Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.302% 10/14/23 (b)(c)	10,226	9,579
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 10/15/25 (c)(e)	28,080	28,150
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 5.0457% 8/14/24 (b)(c)	132,439	131,067
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.8861% 7/10/25 (b)(c)	85,037	85,344
Station Casinos LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.81% 6/8/23 (b)(c)	54,460	54,387
Wynn America LLC Tranche A 1LN, term loan 3 month U.S. LIBOR + 1.750% 4.06% 12/31/21 (b)(c)	19,285	19,213
Wynn Resorts Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 10/22/24 (c)(e)	6,250	6,215
Yonkers Racing Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.56% 5/31/24 (b)(c)	6,180	6,184

TOTAL GAMING		999,256

Healthcare - 4.4%
Accelerated Health Systems LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 10/26/25 (c)(e)	11,000	11,028
Akorn, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7% 4/17/21 (b)(c)	3,805	3,511
Community Health Systems, Inc. Tranche H, term loan 3 month U.S. LIBOR + 3.250% 5.5626% 1/27/21 (b)(c)	49,231	48,135
CVS Holdings I LP:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.06% 2/6/26 (b)(c)	2,000	1,978
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.31% 2/6/25 (b)(c)	9,045	9,003
HCA Holdings, Inc.:
Tranche B 10LN, term loan 3 month U.S. LIBOR + 2.000% 4.302% 3/13/25 (b)(c)	24,875	24,968
Tranche B 11LN, term loan 3 month U.S. LIBOR + 1.750% 4.052% 3/18/23 (b)(c)	49,529	49,688
HLF Financing SARL LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 8/18/25 (b)(c)	33,565	33,684
Innoviva, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.8119% 8/18/22 (b)(c)	1,091	1,086
LifeScan Global Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 8.396% 10/1/24 (b)(c)	20,840	20,328
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.1361% 6/7/23 (b)(c)	16,196	16,142
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5441% 6/30/25 (b)(c)	87,714	87,385
PAREXEL International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.052% 9/27/24 (b)(c)	32,709	32,198
Press Ganey Holdings, Inc. Tranche 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 10/21/23 (b)(c)	11,272	11,275
Prospect Medical Holdings, Inc. Tranche 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.8125% 2/22/24 (b)(c)	15,801	15,880
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 6/23/24 (b)(c)	11,192	11,182
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.6361% 12/31/22 (b)(c)	39,421	38,140
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2739% 6/1/25 (b)(c)	90,778	90,757
Vizient, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 4.9922% 2/11/23 (b)(c)	6,649	6,672
VVC Holding Corp. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.6863% 7/9/25 (b)(c)	30,750	30,443
Wink Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 12/1/24 (b)(c)	10,421	10,385

TOTAL HEALTHCARE		553,868

Homebuilders/Real Estate - 2.1%
DTZ U.S. Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 8/21/25 (b)(c)	67,250	67,187
Forest City Enterprises LP Tranche B, term loan 3 month U.S. LIBOR + 4.000% 10/26/25 (c)(e)	15,485	15,537
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.052% 1/30/24 (b)(c)	16,775	16,527
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.052% 1/30/24 (b)(c)	901	888
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 3/23/25 (b)(c)	39,438	39,297
Pisces Midco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.1752% 4/12/25 (b)(c)	18,524	18,443
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5295% 2/8/25 (b)(c)	42,104	41,960
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.2796% 12/22/24 (b)(c)	70,593	70,380

TOTAL HOMEBUILDERS/REAL ESTATE		270,219

Hotels - 1.6%
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 8/30/23 (b)(c)	15,884	15,854
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 11/30/23 (b)(c)	57,476	57,445
Hilton Worldwide Finance LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 1.750% 4.0314% 10/25/23 (b)(c)	61,530	61,568
Marriott Ownership Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 8/31/25 (b)(c)	19,610	19,659
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.44% 5/11/24 (b)(c)	9,850	9,830
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 5/30/25 (b)(c)	39,995	39,953

TOTAL HOTELS		204,309

Insurance - 3.2%
Acrisure LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.552% 11/22/23 (b)(c)	31,368	31,421
Alliant Holdings Intermediate LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2795% 5/10/25 (b)(c)	38,975	38,921
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.0471% 1/25/24 (b)(c)	25,725	25,750
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 11/3/23 (b)(c)	54,178	54,200
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 11/3/24 (b)(c)	23,441	23,454
Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.302% 8/4/22 (b)(c)	39,513	39,548
3 month U.S. LIBOR + 6.500% 8.802% 8/4/25 (b)(c)	81,125	83,214
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4895% 4/25/25 (b)(c)	56,874	56,678
USI, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3861% 5/16/24 (b)(c)	48,815	48,510

TOTAL INSURANCE		401,696

Leisure - 2.7%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.802% 5/31/25 (b)(c)	12,957	12,969
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 7/31/24 (b)(c)	32,714	32,725
Crown Finance U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.802% 2/28/25 (b)(c)	71,995	71,642
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.802% 2/1/24 (b)(c)	92,913	91,868
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.302% 9/8/24 (b)(c)	7,325	7,465
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 5.302% 3/8/24 (b)(c)	19,696	19,738
Fitness International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 4/18/25 (b)(c)	9,322	9,331
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0626% 6/10/22 (b)(c)	34,269	34,205
NVA Holdings, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 2/2/25 (b)(c)	17,059	16,889
SeaWorld Parks & Entertainment, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 3/31/24 (b)(c)	9,500	9,471
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 7/6/24 (b)(c)	23,760	23,786
Varsity Brands Holding Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.802% 12/15/24 (b)(c)	17,369	17,380

TOTAL LEISURE		347,469

Metals/Mining - 0.5%
American Rock Salt Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.052% 3/21/25 (b)(c)	10,945	10,959
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.7766% 10/17/22 (b)(c)	55,208	49,411

TOTAL METALS/MINING		60,370

Paper - 0.8%
Caraustar Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.8861% 3/14/22 (b)(c)	26,994	27,074
Flex Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.256% 12/29/23 (b)(c)	30,407	30,318
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.506% 6/29/25 (b)(c)	39,701	39,722

TOTAL PAPER		97,114

Publishing/Printing - 2.0%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.5296% 6/7/23 (b)(c)	55,563	51,413
Getty Images, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.802% 10/18/19 (b)(c)	30,659	30,275
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 7.1361% 11/3/23 (b)(c)	35,671	33,352
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2949% 5/29/21 (b)(c)	33,796	30,966
Learning Care Group (U.S.) No 2 Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5328% 3/13/25 (b)(c)	10,846	10,832
McGraw-Hill Global Education Holdings, LLC term loan 3 month U.S. LIBOR + 4.000% 6.302% 5/4/22 (b)(c)	53,642	51,396
Merrill Communications LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 7.7766% 6/1/22 (b)(c)	7,294	7,339
Proquest LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 10/24/21 (b)(c)	6,786	6,801
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.8861% 8/24/22 (b)(c)	31,378	31,456

TOTAL PUBLISHING/PRINTING		253,830

Restaurants - 1.2%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 2/17/24 (b)(c)	62,778	62,511
CEC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 2/14/21 (b)(c)	25,664	24,458
K-Mac Holdings Corp.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.0296% 3/16/26 (b)(c)	1,285	1,291
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5296% 3/16/25 (b)(c)	4,453	4,452
KFC Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.0371% 4/3/25 (b)(c)	24,503	24,478
Red Lobster Hospitality LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 7.552% 7/28/21 (b)(c)	20,574	20,420
Restaurant Technologies, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.250% 5.646% 10/1/25 (b)(c)	6,610	6,627
2LN, term loan 3 month U.S. LIBOR + 6.500% 8.896% 10/1/26 (b)(c)	2,000	2,010
Tacala Investment Corp. term loan 3 month U.S. LIBOR + 3.250% 5.552% 2/1/25 (b)(c)	4,214	4,215

TOTAL RESTAURANTS		150,462

Services - 6.6%
Acosta, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 9/26/21 (b)(c)	15,478	11,439
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.6361% 6/13/25 (b)(c)	33,455	32,884
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.8861% 6/13/24 (b)(c)	74,584	74,107
Ancestry.Com Operations, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.55% 10/19/23 (b)(c)	31,769	31,848
Aramark Services, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.052% 3/11/25 (b)(c)	10,492	10,486
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.052% 3/28/24 (b)(c)	30,470	30,431
Asgn, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 4/2/25 (b)(c)	8,574	8,580
Avantor, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.302% 11/21/24 (b)(c)	14,636	14,732
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.7321% 6/21/24 (b)(c)	31,368	31,474
Bright Horizons Family Solutions Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 11/7/23 (b)(c)	9,763	9,763
CRCI Longhorn Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.7806% 8/8/25 (b)(c)	10,095	10,120
Filtration Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 3/29/25 (b)(c)	11,905	11,948
Frontdoor, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8125% 8/16/25 (b)(c)	12,030	12,030
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.3861% 11/21/24 (b)(c)	35,411	35,154
KAR Auction Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.9375% 3/9/23 (b)(c)	12,446	12,452
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.6361% 8/22/25 (b)(c)	6,500	6,581
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.1361% 2/21/25 (b)(c)	36,642	36,757
Laureate Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.0266% 4/26/24 (b)(c)	145,518	145,627
Lineage Logistics Holdings, LLC. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 2/27/25 (c)(e)	8,500	8,436
3 month U.S. LIBOR + 3.000% 5.302% 2/27/25 (b)(c)	80,250	79,614
Prime Security Services Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 5/2/22 (b)(c)	31,616	31,602
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.6864% 11/14/22 (b)(c)	51,278	51,267
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.052% 8/29/25 (b)(c)	24,660	24,711
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.31% 3/23/24 (b)(c)	11,392	11,342
The ServiceMaster Co. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.802% 11/8/23 (b)(c)	10,135	10,171
Thomson Reuters IP&S Tranche B, term loan 1 month U.S. LIBOR + 3.250% 5.552% 10/3/23 (b)(c)	25,883	25,859
TMK Hawk Parent Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.81% 9/26/24 (b)(c)	10,025	9,657
United Rentals North America, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 10/5/25 (c)(e)	15,000	15,047
Wash Multifamily Acquisition, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 5/14/22 (b)(c)	14,595	14,577
Xerox Business Services LLC:
Tranche A, term loan 3 month U.S. LIBOR + 1.750% 4.052% 12/7/22 (b)(c)	11,151	11,123
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.802% 12/7/23 (b)(c)	20,706	20,749

TOTAL SERVICES		840,568

Steel - 0.2%
Atkore International, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.14% 12/22/23 (b)(c)	9,558	9,555
JMC Steel Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.623% 6/14/21 (b)(c)	20,165	20,108

TOTAL STEEL		29,663

Super Retail - 4.2%
Academy Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.2589% 7/2/22 (b)(c)	30,003	22,296
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.302% 9/25/24 (b)(c)	303,025	302,923
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.2795% 2/3/24 (b)(c)	68,233	68,350
Burlington Coat Factory Warehouse Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.79% 11/17/24 (b)(c)	20,232	20,232
Davids Bridal, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.32% 10/11/19 (b)(c)	2,912	2,270
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.802% 8/19/23 (b)(c)	17,880	17,568
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.5673% 6/23/23 (b)(c)	10,324	9,225
Party City Holdings, Inc. term loan 3 month U.S. LIBOR + 2.750% 5.06% 8/19/22 (b)(c)	18,683	18,726
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.7766% 1/26/23 (b)(c)	31,220	24,086
PetSmart, Inc. term loan 3 month U.S. LIBOR + 3.000% 5.28% 3/11/22 (b)(c)	19,112	16,156
Sports Authority, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 0% 11/16/17 (c)(d)	3,860	4
The Hillman Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.302% 5/31/25 (b)(c)	23,713	23,262

TOTAL SUPER RETAIL		525,098

Technology - 13.9%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0267% 8/3/25 (b)(c)	35,975	35,545
Aptean, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.500% 11.89% 12/20/23 (b)(c)	2,500	2,500
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.64% 12/20/22 (b)(c)	7,722	7,718
ATS Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0449% 2/28/25 (b)(c)	11,831	11,895
Bracket Intermediate Holding Corp. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.5708% 9/5/25 (b)(c)	17,290	17,333
Brave Parent Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.3861% 4/19/25 (b)(c)	7,750	7,779
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.552% 4/30/25 (b)(c)	29,500	29,537
Computer Discount Warehouse (CDW) LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.06% 8/17/23 (b)(c)	30,911	30,937
Compuware Corp. 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.7865% 8/23/25 (b)(c)	12,275	12,357
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.9922% 11/29/24 (b)(c)	16,169	16,196
Dell International LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.31% 9/7/23 (b)(c)	34,913	34,860
DG Investment Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 2/1/25 (b)(c)	17,947	17,835
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.052% 2/1/26 (b)(c)	3,235	3,239
Digicert Holdings, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.000% 10/31/24 (c)(e)	7,460	7,457
3 month U.S. LIBOR + 4.000% 6.302% 10/31/24 (b)(c)	60,424	60,398
3 month U.S. LIBOR + 8.000% 10.6916% 10/31/25 (b)(c)	13,433	13,341
Dynatrace LLC:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.302% 8/23/26 (b)(c)	1,778	1,798
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 5.552% 8/23/25 (b)(c)	22,115	22,235
EagleView Technology Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.7795% 8/14/25 (b)(c)	15,360	15,302
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0614% 2/9/23 (b)(c)	34,717	34,816
Electro Rent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.4871% 1/31/24 (b)(c)	5,800	5,836
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.56% 6/1/22 (b)(c)	32,828	32,885
EPV Merger Sub, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.552% 3/8/26 (b)(c)	2,250	2,244
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 3/8/25 (b)(c)	17,638	17,587
EXC Holdings III Corp. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 5.8861% 12/2/24 (b)(c)	18,407	18,453
3 month U.S. LIBOR + 7.500% 9.9669% 12/1/25 (b)(c)	2,000	2,025
First Data Corp. Tranche B, term loan:
3 month U.S. LIBOR + 2.000% 4.2865% 7/10/22 (b)(c)	107,173	106,785
3 month U.S. LIBOR + 2.000% 4.2865% 4/26/24 (b)(c)	27,537	27,376
Global Payments, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.052% 4/22/23 (b)(c)	19,594	19,569
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 2/15/24 (b)(c)	35,172	35,194
Hyland Software, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.2422% 7/7/25 (b)(c)	1,590	1,592
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.4922% 7/1/22 (b)(c)	10,521	10,572
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.9252% 7/1/24 (b)(c)	1,900	1,909
Infor U.S., Inc. Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.750% 5.1361% 2/1/22 (b)(c)	25,313	25,206
Kronos, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 10.5931% 11/1/24 (b)(c)	30,000	30,379
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.3431% 11/1/23 (b)(c)	48,997	49,035
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 6.51% 1/20/24 (b)(c)	34,254	34,196
3 month U.S. LIBOR + 9.000% 11.26% 1/20/25 (b)(c)	11,730	11,261
MA FinanceCo. LLC:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 4.552% 11/20/21 (b)(c)	3,613	3,583
Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.500% 4.802% 6/21/24 (b)(c)	102,634	102,281
3 month U.S. LIBOR + 2.500% 4.802% 6/21/24 (b)(c)	15,013	14,961
McAfee LLC Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.7949% 9/29/24 (b)(c)	55,159	55,287
3 month U.S. LIBOR + 8.500% 10.7949% 9/29/25 (b)(c)	13,250	13,457
MH Sub I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0296% 9/15/24 (b)(c)	15,345	15,383
Microchip Technology, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.31% 5/29/25 (b)(c)	47,478	47,288
Micron Technology, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.06% 4/26/22 (b)(c)	1,860	1,860
Mitchell International, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.250% 5.552% 12/1/24 (b)(c)	8,448	8,406
3 month U.S. LIBOR + 7.250% 9.552% 12/1/25 (b)(c)	3,335	3,343
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.31% 9/4/26 (b)(c)	2,225	2,227
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.56% 9/4/25 (b)(c)	9,255	9,234
Open Text Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.052% 5/30/25 (b)(c)	9,059	9,082
Renaissance Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 5/31/25 (b)(c)	23,940	23,814
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.302% 5/31/26 (b)(c)	12,300	12,208
Severin Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5239% 8/1/25 (b)(c)	18,065	18,032
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.052% 3/3/23 (b)(c)	32,311	32,245
Sophia L.P. term loan 3 month U.S. LIBOR + 3.250% 5.6361% 9/30/22 (b)(c)	25,946	25,978
Sound Inpatient Physicians, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 6/28/25 (b)(c)	8,623	8,658
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.750% 9.052% 6/28/26 (b)(c)	2,205	2,205
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.552% 7/8/22 (b)(c)	13,191	13,155
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.250% 4.552% 4/16/25 (b)(c)	57,511	57,191
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.250% 4.552% 4/16/25 (b)(c)	22,291	22,167
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 4.552% 4/16/25 (b)(c)	46,395	46,113
Sybil Software LLC. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8861% 9/30/23 (b)(c)	26,989	27,071
Syniverse Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.2795% 3/9/23 (b)(c)	32,586	32,749
Tempo Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 5/1/24 (b)(c)	41,366	41,356
TIBCO Software, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.8% 12/4/20 (b)(c)	11,121	11,133
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.756% 9/28/24 (b)(c)	27,326	27,291
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.2806% 4/4/25 (b)(c)	47,411	47,372
Vantiv LLC:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.0295% 10/14/23 (b)(c)	10,350	10,320
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 4.0295% 8/9/24 (b)(c)	19,900	19,843
Verscend Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.802% 8/27/25 (b)(c)	43,865	44,180
Vertafore, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 7/2/25 (b)(c)	51,500	51,296
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.552% 7/2/26 (b)(c)	17,500	17,511
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 10.1704% 10/11/26 (b)(c)	14,577	14,468
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.1704% 10/11/25 (b)(c)	24,350	24,297
WEX, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.552% 7/1/23 (b)(c)	20,965	20,983

TOTAL TECHNOLOGY		1,753,210

Telecommunications - 7.4%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 5.0395% 7/15/25 (b)(c)	15,822	15,412
3 month U.S. LIBOR + 2.750% 5.0395% 1/31/26 (b)(c)	9,900	9,640
Ciena Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.2796% 9/28/25 (b)(c)	6,545	6,549
Digicel International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.57% 5/25/24 (b)(c)	13,341	12,763
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.55% 12/22/23 (b)(c)	21,706	21,760
Frontier Communications Corp.:
Tranche A, term loan 3 month U.S. LIBOR + 2.750% 5.06% 3/31/21 (b)(c)	98,858	95,769
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.06% 6/15/24 (b)(c)	111,857	108,053
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.05% 5/31/25 (b)(c)	41,396	40,799
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0449% 11/27/23 (b)(c)	162,495	162,495
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 6.7949% 1/2/24 (b)(c)	19,000	19,665
Tranche B-5, term loan 6.625% 1/2/24	36,120	36,990
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5296% 2/22/24 (b)(c)	74,195	74,230
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5295% 7/17/25 (b)(c)	30,875	30,776
Onvoy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.8861% 2/10/24 (b)(c)	19,764	19,237
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 2/1/24 (b)(c)	51,642	51,199
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 2/2/26 (b)(c)	56,000	55,937
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.31% 4/11/25 (b)(c)	42,224	42,114
Securus Technologies, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 11/1/24 (c)(e)	9,600	9,616
Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.802% 11/1/24 (b)(c)	39,890	39,956
3 month U.S. LIBOR + 8.250% 10.552% 11/1/25 (b)(c)	10,250	10,233
SFR Group SA Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 5.052% 7/31/25 (b)(c)	48,357	46,589
Sprint Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.8125% 2/3/24 (b)(c)	14,334	14,320
Windstream Services LLC Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.250% 5.54% 2/17/24 (b)(c)	14,511	12,573

TOTAL TELECOMMUNICATIONS		936,675

Textiles/Apparel - 0.1%
ABB Optical Group LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.2797% 6/15/23 (b)(c)	8,651	8,673
Transportation Ex Air/Rail - 0.5%
IBC Capital Ltd.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.3371% 9/11/24 (b)(c)	3,000	3,013
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0871% 9/11/23 (b)(c)	25,507	25,443
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 8.26% 6/22/22 (b)(c)	28,744	28,672
Navios Maritime Partners LP Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.34% 9/14/20 (b)(c)	10,753	10,740

TOTAL TRANSPORTATION EX AIR/RAIL		67,868

Utilities - 2.7%
Brookfield WEC Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.750% 9.052% 8/1/26 (b)(c)	18,970	19,226
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.052% 8/1/25 (b)(c)	67,000	67,354
Exgen Renewables Iv LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.32% 11/28/24 (b)(c)	16,917	17,044
Houston Fuel Oil Terminal Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.06% 6/26/25 (b)(c)	43,541	43,631
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 6.302% 2/15/24 (b)(c)	19,729	19,187
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 8.1361% 12/19/20 (b)(c)	15,852	15,703
Pike Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.81% 3/23/25 (b)(c)	11,025	11,080
Tex Operations Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 8/4/23 (b)(c)	40,402	40,289
Vertiv Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.3126% 11/30/23 (b)(c)	25,546	25,259
Vistra Operations Co. LLC:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.000% 4.552% 12/14/23 (b)(c)	22,352	22,360
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.000% 4.2928% 12/31/25 (b)(c)	58,458	58,246

TOTAL UTILITIES		339,379

TOTAL BANK LOAN OBLIGATIONS
(Cost $11,488,636)		11,423,077

Nonconvertible Bonds - 4.3%
Aerospace - 0.1%
DAE Funding LLC 4% 8/1/20 (f)	6,495	6,430
Cable/Satellite TV - 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	16,980
5.25% 3/15/21	13,070	13,135
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,905

TOTAL CABLE/SATELLITE TV		32,020

Chemicals - 0.2%
OCI NV 6.625% 4/15/23 (f)	5,005	5,130
TPC Group, Inc. 8.75% 12/15/20 (f)	18,095	17,733

TOTAL CHEMICALS		22,863

Containers - 0.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22(f)	15,000	14,550
6% 2/15/25 (f)	10,000	9,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
3 month U.S. LIBOR + 3.500% 5.9363% 7/15/21 (b)(c)(f)	15,130	15,281
5.75% 10/15/20	32,296	32,296

TOTAL CONTAINERS		71,502

Diversified Financial Services - 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.25% 2/1/22	5,200	5,250
International Lease Finance Corp. 6.25% 5/15/19	10,000	10,159

TOTAL DIVERSIFIED FINANCIAL SERVICES		15,409

Energy - 0.8%
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	11,455	11,226
7% 6/30/24	7,000	7,569
Chesapeake Energy Corp.:
3 month U.S. LIBOR + 3.250% 5.6863% 4/15/19 (b)(c)	7,080	7,098
8% 12/15/22 (f)	8,195	8,543
Citgo Petroleum Corp. 6.25% 8/15/22 (f)	10,000	9,850
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 6.0841% 6/15/22 (b)(c)(f)	26,500	26,512
6.875% 6/15/25 (f)	5,500	5,603
Denbury Resources, Inc.:
7.5% 2/15/24 (f)	9,050	8,846
9% 5/15/21 (f)	3,645	3,804
9.25% 3/31/22 (f)	7,290	7,600
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 5/15/26 (f)	7,340	7,301

TOTAL ENERGY		103,952

Gaming - 0.2%
Gateway Casinos & Entertainment Ltd. 8.25% 3/1/24 (f)	5,000	5,250
Scientific Games Corp. 5% 10/15/25 (f)	5,000	4,650
Stars Group Holdings BV 7% 7/15/26 (f)	12,545	12,733
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (f)	7,363	6,949

TOTAL GAMING		29,582

Healthcare - 0.6%
Community Health Systems, Inc. 6.25% 3/31/23	21,175	19,475
Tenet Healthcare Corp.:
4.625% 7/15/24	28,000	26,988
4.75% 6/1/20	8,680	8,702
5.125% 5/1/25	7,500	7,219
7.5% 1/1/22 (f)	5,085	5,301
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (f)	5,590	5,478
9% 12/15/25 (f)	7,440	7,756

TOTAL HEALTHCARE		80,919

Insurance - 0.0%
HUB International Ltd. 7% 5/1/26 (f)	6,000	5,856
Leisure - 0.1%
Studio City Co. Ltd.:
5.875% 11/30/19 (f)	8,160	8,231
7.25% 11/30/21 (f)	10,000	10,288

TOTAL LEISURE		18,519

Restaurants - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.25% 5/15/24 (f)	8,000	7,500
Services - 0.1%
APX Group, Inc. 7.625% 9/1/23	12,325	10,969
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (f)	6,032	5,942

TOTAL SERVICES		16,911

Technology - 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (f)	6,199	6,207
4.42% 6/15/21 (f)	16,685	16,824
NXP BV/NXP Funding LLC 4.125% 6/1/21 (f)	16,440	16,337
Uber Technologies, Inc. 7.5% 11/1/23 (f)(g)	11,000	11,014

TOTAL TECHNOLOGY		50,382

Telecommunications - 0.6%
Altice Financing SA 7.5% 5/15/26 (f)	19,200	18,048
Intelsat Jackson Holdings SA 8% 2/15/24 (f)	14,100	14,752
SFR Group SA:
6.25% 5/15/24 (f)	10,905	10,455
7.375% 5/1/26 (f)	18,755	17,952
Sprint Capital Corp. 6.9% 5/1/19	5,000	5,065
Sprint Communications, Inc. 9% 11/15/18 (f)	3,000	3,006

TOTAL TELECOMMUNICATIONS		69,278

Textiles/Apparel - 0.0%
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (f)	4,365	4,223
Transportation Ex Air/Rail - 0.1%
Avolon Holdings Funding Ltd. 5.125% 10/1/23 (f)	12,290	12,060
TOTAL NONCONVERTIBLE BONDS
(Cost $555,964)		547,406
	Shares	Value (000s)

Common Stocks - 0.8%
Broadcasting - 0.0%
ION Media Networks, Inc. (h)(i)	2,842	2,444
Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,943	21,955
Energy - 0.4%
Expro Holdings U.S., Inc. (i)	1,477,422	34,350
Expro Holdings U.S., Inc. (f)(i)	542,213	12,606

TOTAL ENERGY		46,956

Homebuilders/Real Estate - 0.0%
Five Point Holdings LLC Class A (h)	45,793	348
Metals/Mining - 0.1%
Warrior Metropolitan Coal, Inc.	255,983	7,168
Publishing/Printing - 0.0%
Cenveo Corp. (i)	75,509	2,202
Utilities - 0.1%
TexGen Power LLC (i)	524,336	19,505
TOTAL COMMON STOCKS
(Cost $119,484)		100,578

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 2.23% (j)
(Cost $983,896)	983,847,750	984,045
TOTAL INVESTMENT IN SECURITIES - 103.2%
(Cost $13,147,980)		13,055,106
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(410,697)
NET ASSETS - 100%		$12,644,409

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing - Security is in default.

 (e) The coupon rate will be determined upon settlement of the loan after period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $375,976,000 or 3.0% of net assets.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Non-income producing

 (i) Level 3 security

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$16,753
Total	$16,753

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$2,444	$--	$--	$2,444
Energy	46,956	--	--	46,956
Industrials	2,202	--	--	2,202
Materials	29,123	29,123	--	--
Real Estate	348	348	--	--
Utilities	19,505	--	--	19,505
Bank Loan Obligations	11,423,077	--	11,423,077	--
Corporate Bonds	547,406	--	547,406	--
Money Market Funds	984,045	984,045	--	--
Total Investments in Securities:	$13,055,106	$1,013,516	$11,970,483	$71,107

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Luxembourg	5.1%
Canada	1.2%
Netherlands	1.2%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,164,084)	$12,071,061
Fidelity Central Funds (cost $983,896)	984,045
Total Investment in Securities (cost $13,147,980)		$13,055,106
Cash		3,557
Receivable for investments sold		90,891
Receivable for fund shares sold		19,701
Interest receivable		62,173
Distributions receivable from Fidelity Central Funds		1,824
Prepaid expenses		22
Other receivables		248
Total assets		13,233,522
Liabilities
Payable for investments purchased
Regular delivery	$541,169
Delayed delivery	11,000
Payable for fund shares redeemed	18,953
Distributions payable	9,910
Accrued management fee	5,811
Distribution and service plan fees payable	530
Other affiliated payables	1,423
Other payables and accrued expenses	317
Total liabilities		589,113
Net Assets		$12,644,409
Net Assets consist of:
Paid in capital		$13,098,655
Total distributable earnings (loss)		(454,246)
Net Assets		$12,644,409
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($597,769 ÷ 62,210 shares)		$9.61
Maximum offering price per share (100/97.25 of $9.61)		$9.88
Class M:
Net Asset Value and redemption price per share ($101,631 ÷ 10,592 shares)		$9.59
Maximum offering price per share (100/97.25 of $9.59)		$9.86
Class C:
Net Asset Value and offering price per share ($464,327 ÷ 48,334 shares)(a)		$9.61
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($9,221,328 ÷ 960,937 shares)		$9.60
Class I:
Net Asset Value, offering price and redemption price per share ($2,243,164 ÷ 233,953 shares)		$9.59
Class Z:
Net Asset Value, offering price and redemption price per share ($16,190 ÷ 1,688 shares)		$9.59

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2018
Investment Income
Dividends		$6,821
Interest		564,977
Income from Fidelity Central Funds		16,753
Total income		588,551
Expenses
Management fee	$63,892
Transfer agent fees	14,537
Distribution and service plan fees	6,564
Accounting fees and expenses	1,633
Custodian fees and expenses	104
Independent trustees' fees and expenses	56
Registration fees	382
Audit	104
Legal	35
Miscellaneous	78
Total expenses before reductions	87,385
Expense reductions	(169)
Total expenses after reductions		87,216
Net investment income (loss)		501,335
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(33,355)
Fidelity Central Funds	6
Total net realized gain (loss)		(33,349)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(37,480)
Fidelity Central Funds	(4)
Total change in net unrealized appreciation (depreciation)		(37,484)
Net gain (loss)		(70,833)
Net increase (decrease) in net assets resulting from operations		$430,502

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$501,335	$408,150
Net realized gain (loss)	(33,349)	15,537
Change in net unrealized appreciation (depreciation)	(37,484)	41,407
Net increase (decrease) in net assets resulting from operations	430,502	465,094
Distributions to shareholders	(504,172)	–
Distributions to shareholders from net investment income	–	(394,075)
Total distributions	(504,172)	(394,075)
Share transactions - net increase (decrease)	1,985,763	1,322,261
Redemption fees	95	365
Total increase (decrease) in net assets	1,912,188	1,393,645
Net Assets
Beginning of period	10,732,221	9,338,576
End of period	$12,644,409	$10,732,221
Other Information
Undistributed net investment income end of period		$32,709

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.67	$9.60	$9.42	$9.85	$9.99
Income from Investment Operations
Net investment income (loss)A	.398	.360	.334	.375	.317
Net realized and unrealized gain (loss)	(.056)	.056	.211	(.425)	(.114)
Total from investment operations	.342	.416	.545	(.050)	.203
Distributions from net investment income	(.398)	(.346)	(.365)	(.341)	(.307)
Distributions from net realized gain	(.004)	–	–	(.040)	(.036)
Total distributions	(.402)	(.346)	(.365)	(.381)	(.343)
Redemption fees added to paid in capitalA	–B	–B	–B	.001	–B
Net asset value, end of period	$9.61	$9.67	$9.60	$9.42	$9.85
Total ReturnC,D	3.60%	4.40%	5.98%	(.53)%	2.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.99%	.99%	.98%	.98%
Expenses net of fee waivers, if any	.98%	.98%	.99%	.98%	.98%
Expenses net of all reductions	.98%	.98%	.98%	.98%	.98%
Net investment income (loss)	4.13%	3.72%	3.58%	3.86%	3.17%
Supplemental Data
Net assets, end of period (in millions)	$598	$585	$707	$863	$1,185
Portfolio turnover rateG	47%	68%	46%	26%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.65	$9.58	$9.40	$9.84	$9.98
Income from Investment Operations
Net investment income (loss)A	.396	.356	.324	.365	.306
Net realized and unrealized gain (loss)	(.055)	.057	.212	(.434)	(.112)
Total from investment operations	.341	.413	.536	(.069)	.194
Distributions from net investment income	(.397)	(.343)	(.356)	(.332)	(.298)
Distributions from net realized gain	(.004)	–	–	(.040)	(.036)
Total distributions	(.401)	(.343)	(.356)	(.372)	(.334)
Redemption fees added to paid in capitalA	–B	–B	–B	.001	–B
Net asset value, end of period	$9.59	$9.65	$9.58	$9.40	$9.84
Total ReturnC,D	3.59%	4.37%	5.89%	(.72)%	1.96%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.01%	1.08%	1.07%	1.07%
Expenses net of fee waivers, if any	.99%	1.01%	1.08%	1.07%	1.07%
Expenses net of all reductions	.99%	1.01%	1.08%	1.07%	1.07%
Net investment income (loss)	4.11%	3.69%	3.48%	3.77%	3.08%
Supplemental Data
Net assets, end of period (in millions)	$102	$137	$171	$195	$240
Portfolio turnover rateG	47%	68%	46%	26%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.67	$9.59	$9.41	$9.85	$9.99
Income from Investment Operations
Net investment income (loss)A	.325	.286	.263	.301	.241
Net realized and unrealized gain (loss)	(.056)	.067	.212	(.434)	(.113)
Total from investment operations	.269	.353	.475	(.133)	.128
Distributions from net investment income	(.325)	(.273)	(.295)	(.268)	(.232)
Distributions from net realized gain	(.004)	–	–	(.040)	(.036)
Total distributions	(.329)	(.273)	(.295)	(.308)	(.268)
Redemption fees added to paid in capitalA	–B	–B	–B	.001	–B
Net asset value, end of period	$9.61	$9.67	$9.59	$9.41	$9.85
Total ReturnC,D	2.83%	3.73%	5.19%	(1.38)%	1.29%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.73%	1.74%	1.74%	1.73%	1.73%
Expenses net of fee waivers, if any	1.73%	1.74%	1.74%	1.73%	1.73%
Expenses net of all reductions	1.73%	1.74%	1.74%	1.73%	1.73%
Net investment income (loss)	3.36%	2.96%	2.82%	3.10%	2.41%
Supplemental Data
Net assets, end of period (in millions)	$464	$523	$582	$671	$835
Portfolio turnover rateG	47%	68%	46%	26%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.65	$9.58	$9.40	$9.84	$9.98
Income from Investment Operations
Net investment income (loss)A	.426	.386	.359	.401	.344
Net realized and unrealized gain (loss)	(.046)	.057	.212	(.435)	(.113)
Total from investment operations	.380	.443	.571	(.034)	.231
Distributions from net investment income	(.426)	(.373)	(.391)	(.367)	(.335)
Distributions from net realized gain	(.004)	–	–	(.040)	(.036)
Total distributions	(.430)	(.373)	(.391)	(.407)	(.371)
Redemption fees added to paid in capitalA	–B	–B	–B	.001	–B
Net asset value, end of period	$9.60	$9.65	$9.58	$9.40	$9.84
Total ReturnC	4.01%	4.70%	6.28%	(.36)%	2.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.70%	.71%	.70%	.69%
Expenses net of fee waivers, if any	.68%	.69%	.71%	.70%	.69%
Expenses net of all reductions	.68%	.69%	.71%	.70%	.69%
Net investment income (loss)	4.44%	4.01%	3.86%	4.14%	3.45%
Supplemental Data
Net assets, end of period (in millions)	$9,221	$7,368	$6,131	$6,615	$9,032
Portfolio turnover rateF	47%	68%	46%	26%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.65	$9.58	$9.40	$9.83	$9.97
Income from Investment Operations
Net investment income (loss)A	.419	.380	.355	.396	.339
Net realized and unrealized gain (loss)	(.056)	.058	.211	(.424)	(.113)
Total from investment operations	.363	.438	.566	(.028)	.226
Distributions from net investment income	(.419)	(.368)	(.386)	(.363)	(.330)
Distributions from net realized gain	(.004)	–	–	(.040)	(.036)
Total distributions	(.423)	(.368)	(.386)	(.403)	(.366)
Redemption fees added to paid in capitalA	–B	–B	–B	.001	–B
Net asset value, end of period	$9.59	$9.65	$9.58	$9.40	$9.83
Total ReturnC	3.84%	4.64%	6.23%	(.30)%	2.29%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.75%	.75%	.74%	.74%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.74%	.74%
Expenses net of all reductions	.75%	.75%	.75%	.74%	.74%
Net investment income (loss)	4.36%	3.95%	3.81%	4.10%	3.40%
Supplemental Data
Net assets, end of period (in millions)	$2,243	$2,120	$1,748	$2,429	$3,317
Portfolio turnover rateF	47%	68%	46%	26%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.65
Income from Investment Operations
Net investment income (loss)B	.051
Net realized and unrealized gain (loss)	(.076)
Total from investment operations	(.025)
Distributions from net investment income	(.035)
Distributions from net realized gain	–
Total distributions	(.035)
Net asset value, end of period	$9.59
Total ReturnC,D	(.26)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%G
Expenses net of fee waivers, if any	.62%G
Expenses net of all reductions	.62%G
Net investment income (loss)	7.64%G
Supplemental Data
Net assets, end of period (in millions)	$16
Portfolio turnover rateH	47%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Fidelity Floating Rate High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $210 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards, defaulted bonds and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$88,692
Gross unrealized depreciation	(166,953)
Net unrealized appreciation (depreciation)	$(78,261)
Tax Cost	$13,133,368

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,817
Capital loss carryforward	$(389,591)
Net unrealized appreciation (depreciation) on securities and other investments	$(78,262)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,624)
Long-term	(381,967)
Total capital loss carryforward	$(389,591)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$504,172	$ 394,075

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchase and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations, other than short-term securities, aggregated $6,954,749 and $5,099,430, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,451	$71
Class M	-%	.25%	252	–
Class C	.75%	.25%	4,861	215
			$6,564	$286

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$41
Class M	5
Class C(a)	23
$69

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$891.15
Class M	162.16
Class C	757.16
Fidelity Floating Rate High Income Fund	8,930.11
Class I	3,797.17
Class Z	–(a)	.04(b)
	$14,537

 (a) Amount less than $500.

 (b) Annualized.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were less than five hundred dollars for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $20.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $104.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $65.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018(a)	Year ended October 31, 2017
Distributions to shareholders
Class A	$24,166	$–
Class M	4,187	–
Class C	16,600	–
Fidelity Floating Rate High Income Fund	363,480	–
Class I	95,721	–
Class Z	18	–
Total	$504,172	$–
From net investment income
Class A	$–	$23,794
Class M	–	5,475
Class C	–	16,016
Fidelity Floating Rate High Income Fund	–	271,385
Class I	–	77,405
Total	$–	$394,075

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	16,784	22,327	$161,980	$215,427
Reinvestment of distributions	2,361	2,289	22,764	22,112
Shares redeemed	(17,404)	(37,818)	(167,909)	(365,948)
Net increase (decrease)	1,741	(13,202)	$16,835	$(128,409)
Class M
Shares sold	2,489	1,925	$23,981	$18,561
Reinvestment of distributions	425	550	4,094	5,301
Shares redeemed	(6,565)	(6,051)	(63,233)	(58,381)
Net increase (decrease)	(3,651)	(3,576)	$(35,158)	$(34,519)
Class C
Shares sold	7,549	7,187	$72,826	$69,348
Reinvestment of distributions	1,538	1,402	14,830	13,539
Shares redeemed	(14,814)	(15,197)	(142,918)	(146,725)
Net increase (decrease)	(5,727)	(6,608)	$(55,262)	$(63,838)
Fidelity Floating Rate High Income Fund
Shares sold	375,175	256,065	$3,615,070	$2,468,886
Reinvestment of distributions	30,375	22,910	292,501	221,002
Shares redeemed	(207,730)	(155,638)	(2,001,358)	(1,500,477)
Net increase (decrease)	197,820	123,337	$1,906,213	$1,189,411
Class I
Shares sold	74,989	102,139	$722,001	$985,030
Reinvestment of distributions	7,021	5,949	67,554	57,337
Shares redeemed	(67,803)	(70,851)	(652,660)	(682,751)
Net increase (decrease)	14,207	37,237	$136,895	$359,616
Class Z
Shares sold	1,693	–	$16,292	$–
Reinvestment of distributions	2	–	16	–
Shares redeemed	(7)	–	(68)	–
Net increase (decrease)	1,688	–	$16,240	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, Fidelity Floating Rate High Income Fund and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	.97%
Actual		$1,000.00	$1,017.10	$4.93-B
Hypothetical-C		$1,000.00	$1,020.32	$4.94-D
Class M	.98%
Actual		$1,000.00	$1,016.00	$4.98-B
Hypothetical-C		$1,000.00	$1,020.27	$4.99-D
Class C	1.72%
Actual		$1,000.00	$1,012.20	$8.72-B
Hypothetical-C		$1,000.00	$1,016.53	$8.74-D
Fidelity Floating Rate High Income Fund	.68%
Actual		$1,000.00	$1,017.50	$3.46-B
Hypothetical-C		$1,000.00	$1,021.78	$3.47-D
Class I	.74%
Actual		$1,000.00	$1,017.20	$3.76-B
Hypothetical-C		$1,000.00	$1,021.48	$3.77-D
Class Z	.62%
Actual		$1,000.00	$1,018.20	$.51-B
Hypothetical-C		$1,000.00	$1,022.08	$3.16-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Fidelity Floating Rate High Income Fund and Class I and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

A total of 0.72% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $374,106,911 of distributions paid during the period January 1, 2018 to October 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Floating Rate High Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

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FHI-ANN-1218
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Fidelity Advisor® High Income Advantage Fund Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(3.52)%	4.33%	11.01%
Class M (incl. 4.00% sales charge)	(3.49)%	4.35%	11.01%
Class C (incl. contingent deferred sales charge)	(1.22)%	4.40%	10.62%
Class I	0.80%	5.44%	11.73%
Class Z	0.80%	5.44%	11.73%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A on October 31, 2008, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$28,424	Fidelity Advisor® High Income Advantage Fund - Class A
$28,909	ICE® BofAML® US High Yield Constrained Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 0.86% for the year ending October 31, 2018, as measured by the ICE BofAML® US High Yield Constrained Index. On the heels of a solid 2017, high yield has since struggled to sustain meaningful momentum. The most recent setback was a sharp decline in October, as high yield and other risk assets were hampered by rising U.S. Treasury yields and concern that corporate earnings growth may have peaked. The index returned -1.64% in October alone, its largest monthly drop in nearly three years. The short-term retreat snapped a modest-but-steady uptrend that began in April and lasted through the end of September, primarily due to the strength of corporate earnings. For the full 12 months, lower-quality bonds rose 5%, handily topping credits rated B (+1%) and BB (-1%). By industry, energy topped the broader market, with the index heavyweight gaining 2% amid higher oil prices, despite a sharp downturn in October. Other standouts included food & drug retail (+7%) and transportation ex air/rail (+3%), while aerospace (+4%) was lifted by potential for increased spending on U.S. defense and infrastructure. Three defensive categories also outperformed: health care was up roughly 4%, and utilities and insurance each gained about 2%. Notable laggards included automotive & auto parts (-5%), banks/thrifts and homebuilders/real estate (-2%), and super retail (-1%). Telecommunications finished roughly in line with the index.

Comments from Portfolio Manager Harley Lank:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly 0% to 1%, about in line with the benchmark, the ICE BofAML® US High Yield Constrained Index. The fund’s investments in high-yield bonds – representing about 72% of fund assets, on average – outperformed the benchmark, as did our much smaller allocation to bank debt, aiding the fund's relative performance. Conversely, the fund’s non-benchmark allocation to stocks – about 18% of assets, on average – lagged the benchmark and hampered our relative result. The top individual relative contributors were overweighted positions in hospital operator Tenet Healthcare, specialty pharmaceutical firm Bausch Health (formerly Valeant Pharmaceuticals International) and regional gaming operator Eldorado Resorts. Tenet was among the fund's largest holdings. On the downside, debt and equity positions in two gaming companies, Melco Resorts & Entertainment and Wynn Resorts, detracted from the fund’s relative result this period.Both firms were caught up in a late-period slump for gaming-related securities on concern about slowing economic growth in China. An overweighting in the stock of industrial chemicals maker Chemours also dampened performance versus the benchmark, as the company struggled due to weakening global economic growth, as well as pricing activity from various global commodity suppliers. During the latter months of the period, I reduced risk by cutting the fund’s overweighting in CCC-rated bonds and by trimming its allocation to stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
Tenet Healthcare Corp.	2.5
CCO Holdings LLC/CCO Holdings Capital Corp.	2.4
Valeant Pharmaceuticals International, Inc.	2.0
Ally Financial, Inc.	1.9
California Resources Corp.	1.6
10.4

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Energy	15.2
Healthcare	9.3
Telecommunications	7.8
Technology	7.3
Cable/Satellite TV	7.1

Quality Diversification (% of fund's net assets)

As of October 31, 2018
BBB	1.2%
BB	27.6%
B	30.5%
CCC,CC,C	15.8%
Not Rated	1.4%
Equities	17.7%
Short-Term Investments and Net Other Assets	5.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2018*
Nonconvertible Bonds	67.1%
Convertible Bonds, Preferred Stocks	0.4%
Common Stocks	17.3%
Bank Loan Obligations	5.9%
Other Investments	3.5%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

 * Foreign investments - 21.7%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 67.1%
	Principal Amount (000s)	Value (000s)
Aerospace - 0.4%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	$655	$648
Bombardier, Inc. 7.5% 12/1/24 (a)	1,840	1,870
DAE Funding LLC:
4.5% 8/1/22 (a)	1,410	1,375
5% 8/1/24 (a)	1,940	1,892
TransDigm UK Holdings PLC 6.875% 5/15/26 (a)	1,820	1,815

TOTAL AEROSPACE		7,600

Air Transportation - 0.0%
Continental Airlines, Inc. pass-thru trust certificates 6.903% 4/19/22	225	232
Banks & Thrifts - 2.3%
Ally Financial, Inc.:
5.75% 11/20/25	2,310	2,368
8% 12/31/18	6,859	6,902
8% 11/1/31	3,105	3,726
8% 11/1/31	18,362	22,082
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	3,515	3,480
6% 12/19/23	3,605	3,705
Washington Mutual Bank 5.5% 1/15/13 (b)(c)	10,000	1

TOTAL BANKS & THRIFTS		42,264

Broadcasting - 0.2%
Sirius XM Radio, Inc. 5% 8/1/27 (a)	3,200	3,007
Building Materials - 0.5%
BMC East LLC 5.5% 10/1/24 (a)	1,440	1,350
Builders FirstSource, Inc. 5.625% 9/1/24 (a)	3,560	3,320
HD Supply, Inc. 5.375% 10/15/26 (a)	2,975	2,852
HMAN Finance Sub Corp. 6.375% 7/15/22 (a)	900	792

TOTAL BUILDING MATERIALS		8,314

Cable/Satellite TV - 5.8%
Altice SA:
7.625% 2/15/25 (a)	12,590	10,733
7.75% 5/15/22 (a)	10,575	9,848
CCO Holdings LLC/CCO Holdings Capital Corp.:
5% 2/1/28 (a)	740	691
5.125% 2/15/23	2,550	2,537
5.125% 5/1/27 (a)	21,260	20,011
5.5% 5/1/26 (a)	4,620	4,499
5.75% 1/15/24	5,335	5,388
5.75% 2/15/26 (a)	1,770	1,752
5.875% 5/1/27 (a)	8,635	8,484
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
7.5% 4/1/28(a)	4,535	4,700
7.75% 7/15/25 (a)	1,260	1,329
CSC Holdings LLC:
5.375% 2/1/28 (a)	2,655	2,502
5.5% 4/15/27 (a)	9,215	8,846
DISH DBS Corp.:
5% 3/15/23	4,695	4,108
5.875% 7/15/22	4,240	4,007
Ziggo Bond Finance BV:
5.875% 1/15/25 (a)	1,705	1,560
6% 1/15/27 (a)	3,575	3,182
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	12,315	11,299

TOTAL CABLE/SATELLITE TV		105,476

Capital Goods - 0.0%
Apergy Corp. 6.375% 5/1/26 (a)	645	653
Chemicals - 2.8%
CF Industries Holdings, Inc.:
4.95% 6/1/43	7,230	6,164
5.15% 3/15/34	3,625	3,326
5.375% 3/15/44	2,750	2,420
LSB Industries, Inc. 9.625% 5/1/23 (a)	1,050	1,089
NOVA Chemicals Corp.:
4.875% 6/1/24 (a)	2,140	1,966
5.25% 6/1/27 (a)	2,170	1,958
OCI NV 6.625% 4/15/23 (a)	7,890	8,087
Olin Corp. 5% 2/1/30	1,555	1,396
Platform Specialty Products Corp.:
5.875% 12/1/25 (a)	1,930	1,829
6.5% 2/1/22 (a)	5,550	5,619
Starfruit Finco BV / Starfruit U.S. Holdco LLC 8% 10/1/26 (a)	1,190	1,154
The Chemours Co. LLC:
5.375% 5/15/27	835	777
6.625% 5/15/23	774	791
7% 5/15/25	975	1,004
TPC Group, Inc. 8.75% 12/15/20 (a)	9,385	9,197
Tronox Finance PLC 5.75% 10/1/25 (a)	870	763
Tronox, Inc. 6.5% 4/15/26 (a)	3,655	3,344

TOTAL CHEMICALS		50,884

Consumer Products - 0.2%
Coty, Inc. 6.5% 4/15/26 (a)	2,730	2,546
Containers - 1.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 7.25% 5/15/24 (a)	3,785	3,804
Ball Corp. 4.875% 3/15/26	4,125	4,068
Berry Global, Inc. 4.5% 2/15/26 (a)	4,575	4,278
Crown Americas LLC / Crown Americas Capital Corp. IV 4.75% 2/1/26 (a)	5,475	5,167
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	1,210	1,098
Plastipak Holdings, Inc. 6.25% 10/15/25 (a)	555	508
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	2,384	2,384
7% 7/15/24 (a)	1,025	1,028

TOTAL CONTAINERS		22,335

Diversified Financial Services - 4.1%
Aircastle Ltd. 4.625% 12/15/18	1,625	1,628
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	3,415	2,920
CIT Group, Inc.:
5.25% 3/7/25	1,650	1,658
5.375% 5/15/20	285	293
FLY Leasing Ltd. 5.25% 10/15/24	1,495	1,420
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (a)	1,315	1,351
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	5,683	5,684
6.25% 2/1/22	3,525	3,559
6.375% 12/15/25	5,050	5,018
6.75% 2/1/24	1,810	1,824
MSCI, Inc. 5.75% 8/15/25 (a)	1,345	1,382
Navient Corp.:
5.875% 10/25/24	3,375	3,181
6.75% 6/25/25	1,815	1,770
6.75% 6/15/26	5,070	4,877
7.25% 9/25/23	1,775	1,837
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	2,680	2,550
5.5% 2/15/24 (a)	9,855	9,759
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (a)	690	645
6.875% 2/15/23 (a)	655	629
SLM Corp.:
5.5% 1/25/23	3,735	3,668
6.125% 3/25/24	9,270	9,015
8% 3/25/20	4,700	4,906
Springleaf Financial Corp. 7.125% 3/15/26	5,660	5,309

TOTAL DIVERSIFIED FINANCIAL SERVICES		74,883

Diversified Media - 0.5%
Clear Channel Worldwide Holdings, Inc. 7.625% 3/15/20	2,060	2,057
E.W. Scripps Co. 5.125% 5/15/25 (a)	820	771
Liberty Media Corp.:
8.25% 2/1/30	469	490
8.5% 7/15/29	529	558
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	1,220	1,188
Viacom, Inc.:
5.875% 2/28/57 (d)	1,755	1,676
6.25% 2/28/57 (d)	2,380	2,295

TOTAL DIVERSIFIED MEDIA		9,035

Energy - 13.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% 9/15/24	820	800
Antero Resources Corp. 5.125% 12/1/22	1,935	1,922
Antero Resources Finance Corp. 5.375% 11/1/21	4,500	4,500
California Resources Corp. 8% 12/15/22 (a)	13,005	11,574
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	4,340	4,253
5.875% 3/31/25	2,610	2,682
Cheniere Energy Partners LP 5.625% 10/1/26 (a)	2,120	2,088
Chesapeake Energy Corp.:
3 month U.S. LIBOR + 3.250% 5.6863% 4/15/19 (d)(e)	2,250	2,256
4.875% 4/15/22	5,580	5,301
5.75% 3/15/23	1,890	1,796
8% 12/15/22 (a)	3,301	3,441
8% 1/15/25	3,455	3,505
8% 6/15/27	9,280	9,222
Citgo Holding, Inc. 10.75% 2/15/20 (a)	3,525	3,666
Comstock Escrow Corp. 9.75% 8/15/26 (a)	3,890	3,754
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 6.0841% 6/15/22 (a)(d)(e)	4,580	4,582
6.5% 5/15/26 (a)	10,115	10,064
6.875% 6/15/25 (a)	5,350	5,450
Continental Resources, Inc. 4.375% 1/15/28	2,260	2,185
Covey Park Energy LLC 7.5% 5/15/25 (a)	880	865
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23	1,775	1,811
DCP Midstream LLC 5.85% 5/21/43 (a)(d)	7,215	6,457
DCP Midstream Operating LP 5.375% 7/15/25	2,095	2,124
Denbury Resources, Inc.:
4.625% 7/15/23	4,625	3,827
5.5% 5/1/22	2,510	2,171
6.375% 8/15/21	770	716
7.5% 2/15/24 (a)	2,755	2,693
Drax Finco PLC 6.625% 11/1/25 (a)	1,665	1,661
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	800	822
5.75% 1/30/28 (a)	805	831
Ensco PLC:
4.5% 10/1/24	3,930	3,193
5.2% 3/15/25	760	623
7.75% 2/1/26	2,045	1,907
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 5/15/26 (a)	6,080	6,048
8% 11/29/24 (a)	1,170	1,129
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	495	490
6% 10/1/22	2,570	2,544
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	2,390	2,396
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	2,085	1,965
5.75% 10/1/25 (a)	8,820	8,577
6.25% 11/1/28 (a)	1,980	1,906
Indigo Natural Resources LLC 6.875% 2/15/26 (a)	2,120	2,003
Jonah Energy LLC 7.25% 10/15/25 (a)	3,270	2,600
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (a)	1,995	2,010
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (a)	1,855	1,832
MEG Energy Corp.:
6.375% 1/30/23 (a)	1,940	1,870
7% 3/31/24 (a)	4,770	4,687
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	1,265	1,202
4.5% 9/15/27 (a)	880	812
Nine Energy Service, Inc. 8.75% 11/1/23 (a)	965	979
Noble Holding International Ltd.:
6.05% 3/1/41	95	69
6.2% 8/1/40	2,660	1,935
7.75% 1/15/24	4,080	3,810
7.875% 2/1/26 (a)	1,795	1,782
Northern Oil & Gas, Inc. 9.5% 5/15/23 pay-in-kind (a)(d)	2,065	2,124
Oasis Petroleum, Inc. 6.875% 3/15/22	857	862
Pacific Drilling V Ltd. 7.25% 12/1/17 (a)(b)	9,330	4,478
Parsley Energy LLC/Parsley:
5.625% 10/15/27 (a)	925	912
6.25% 6/1/24 (a)	4,520	4,644
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	1,795	1,853
7.25% 6/15/25	2,125	2,189
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	3,315	3,373
Peabody Securities Finance Corp.:
6% 3/31/22 (a)	610	609
6.375% 3/31/25 (a)	755	755
Pride International, Inc. 7.875% 8/15/40	2,715	2,430
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22	1,125	1,080
SemGroup Corp. 7.25% 3/15/26	4,510	4,403
SESI LLC 7.75% 9/15/24	1,160	1,140
SM Energy Co.:
5% 1/15/24	1,730	1,648
5.625% 6/1/25	2,565	2,469
6.625% 1/15/27	1,435	1,442
6.75% 9/15/26	845	847
Southwestern Energy Co.:
7.5% 4/1/26	1,730	1,760
7.75% 10/1/27	1,285	1,311
Summit Midstream Holdings LLC:
5.5% 8/15/22	1,520	1,505
5.75% 4/15/25	1,435	1,374
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23 (a)	2,080	2,005
5.5% 2/15/26 (a)	1,770	1,686
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25	1,070	1,041
5.375% 2/1/27	1,070	1,041
5.875% 4/15/26 (a)	1,370	1,378
Teine Energy Ltd. 6.875% 9/30/22 (a)	4,916	4,891
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	965	914
5% 1/31/28 (a)	965	862
6.625% 6/15/25 (a)(d)	1,480	1,543
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375% 5/1/24	1,310	1,385
Transocean Pontus Ltd. 6.125% 8/1/25 (a)	1,615	1,605
U.S.A. Compression Partners LP 6.875% 4/1/26 (a)	655	666
Ultra Resources, Inc.:
6.875% 4/15/22 (a)	1,510	868
7.125% 4/15/25 (a)	1,295	570
W&T Offshore, Inc. 9.75% 11/1/23 (a)	1,500	1,452
Weatherford International Ltd. 9.875% 2/15/24	1,970	1,527
Weatherford International, Inc. 9.875% 3/1/25 (a)	8,720	6,758
WPX Energy, Inc. 8.25% 8/1/23	1,645	1,849

TOTAL ENERGY		238,637

Entertainment/Film - 0.3%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(d)	9,531	5,432
Environmental - 0.8%
Covanta Holding Corp.:
5.875% 3/1/24	4,680	4,668
6% 1/1/27	3,440	3,320
6.375% 10/1/22	4,000	4,085
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	1,455	1,430
Tervita Escrow Corp. 7.625% 12/1/21 (a)	810	822

TOTAL ENVIRONMENTAL		14,325

Food & Drug Retail - 0.6%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 6.625% 6/15/24	930	879
Albertsons, Inc.:
6.625% 6/1/28	2,415	1,860
7.45% 8/1/29	220	185
Rite Aid Corp.:
6.875% 12/15/28 (a)(d)	5,785	3,876
7.7% 2/15/27	2,715	1,901
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)(b)	4,395	2,725

TOTAL FOOD & DRUG RETAIL		11,426

Food/Beverage/Tobacco - 1.6%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	1,290	1,245
Darling International, Inc. 5.375% 1/15/22	1,280	1,283
ESAL GmbH 6.25% 2/5/23 (a)	3,315	3,253
JBS Investments II GmbH 7% 1/15/26 (a)	1,795	1,773
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	3,150	3,048
5.875% 7/15/24 (a)	2,585	2,537
6.75% 2/15/28 (a)	4,025	3,924
Pilgrim's Pride Corp.:
5.75% 3/15/25 (a)	625	583
5.875% 9/30/27 (a)	1,110	1,007
Post Holdings, Inc.:
5.625% 1/15/28 (a)	2,640	2,482
5.75% 3/1/27 (a)	4,735	4,522
Vector Group Ltd. 6.125% 2/1/25 (a)	4,850	4,414

TOTAL FOOD/BEVERAGE/TOBACCO		30,071

Gaming - 2.1%
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (a)	5,530	5,146
Delta Merger Sub, Inc. 6% 9/15/26 (a)	865	849
Eldorado Resorts, Inc. 6% 4/1/25	1,970	1,945
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	1,790	1,799
International Game Technology PLC 6.25% 1/15/27 (a)	1,205	1,190
MGM Mirage, Inc.:
5.75% 6/15/25	7,095	6,840
8.625% 2/1/19	5,000	5,038
Penn National Gaming, Inc. 5.625% 1/15/27 (a)	415	386
Scientific Games Corp.:
5% 10/15/25 (a)	550	512
10% 12/1/22	5,980	6,249
Station Casinos LLC 5% 10/1/25 (a)	2,400	2,229
Transocean, Inc. 7.25% 11/1/25 (a)	4,035	3,924
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	1,390	1,261
5.5% 10/1/27 (a)	1,710	1,543

TOTAL GAMING		38,911

Healthcare - 8.3%
Catalent Pharma Solutions 4.875% 1/15/26 (a)	625	586
Centene Escrow Corp. 5.375% 6/1/26 (a)	4,620	4,689
Charles River Laboratories International, Inc. 5.5% 4/1/26 (a)	1,280	1,277
Community Health Systems, Inc.:
5.125% 8/1/21	2,535	2,402
6.25% 3/31/23	14,435	13,276
8.625% 1/15/24 (a)	4,545	4,596
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	3,020	2,945
DaVita HealthCare Partners, Inc.:
5% 5/1/25	4,445	4,184
5.125% 7/15/24	5,400	5,157
HCA Holdings, Inc.:
5.375% 2/1/25	4,375	4,402
5.375% 9/1/26	1,960	1,924
5.625% 9/1/28	2,395	2,350
5.875% 2/15/26	2,290	2,342
7.5% 2/15/22	5,095	5,528
HealthSouth Corp.:
5.75% 11/1/24	1,570	1,566
5.75% 9/15/25	400	396
HLF Financing SARL LLC / Herbalife International, Inc. 7.25% 8/15/26(a)	595	602
Hologic, Inc.:
4.375% 10/15/25 (a)	1,860	1,744
4.625% 2/1/28 (a)	645	589
IMS Health, Inc. 5% 10/15/26 (a)	1,125	1,082
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	6,875	6,460
5.25% 8/1/26	1,890	1,824
Teleflex, Inc. 4.625% 11/15/27	765	710
Tenet Healthcare Corp.:
4.375% 10/1/21	3,350	3,312
4.625% 7/15/24	5,035	4,853
5.125% 5/1/25	6,430	6,189
6.75% 2/1/20	1,800	1,850
6.75% 6/15/23	14,025	13,986
8.125% 4/1/22	8,975	9,345
Valeant Pharmaceuticals International, Inc.:
5.5% 3/1/23 (a)	4,720	4,472
5.875% 5/15/23 (a)	11,515	11,011
6.125% 4/15/25 (a)	5,110	4,700
7% 3/15/24 (a)	3,215	3,367
7.5% 7/15/21 (a)	4,164	4,226
9% 12/15/25 (a)	2,040	2,127
9.25% 4/1/26 (a)	6,050	6,345
Vizient, Inc. 10.375% 3/1/24 (a)	2,275	2,480
Wellcare Health Plans, Inc.:
5.25% 4/1/25	1,570	1,566
5.375% 8/15/26 (a)	1,185	1,182

TOTAL HEALTHCARE		151,642

Homebuilders/Real Estate - 0.5%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (a)	1,290	1,264
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (a)	1,840	1,840
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (a)	1,570	1,476
6.125% 4/1/25 (a)	1,150	1,070
West Street Merger Sub, Inc. 6.375% 9/1/25 (a)	3,690	3,459

TOTAL HOMEBUILDERS/REAL ESTATE		9,109

Hotels - 0.5%
Hilton Domestic Operating Co., Inc. 5.125% 5/1/26 (a)	4,570	4,467
Marriott Ownership Resorts, Inc. 6.5% 9/15/26 (a)	1,425	1,439
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	2,730	2,648

TOTAL HOTELS		8,554

Insurance - 0.5%
Acrisure LLC / Acrisure Finance, Inc. 7% 11/15/25 (a)	2,770	2,472
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (a)	570	589
AmWINS Group, Inc. 7.75% 7/1/26 (a)	2,595	2,666
HUB International Ltd. 7% 5/1/26 (a)	1,750	1,708
USIS Merger Sub, Inc. 6.875% 5/1/25 (a)	2,355	2,296

TOTAL INSURANCE		9,731

Leisure - 0.8%
Mattel, Inc. 6.75% 12/31/25 (a)	7,015	6,697
NVA Holdings, Inc. 6.875% 4/1/26 (a)	975	963
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	1,400	1,412
7.25% 11/30/21 (a)	3,645	3,750
Voc Escrow Ltd. 5% 2/15/28 (a)	1,625	1,528

TOTAL LEISURE		14,350

Metals/Mining - 1.1%
Alcoa Nederland Holding BV 6.125% 5/15/28 (a)	525	524
Alpha Natural Resources, Inc. 9.75% 4/15/18 (b)(c)	1,770	0
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	2,020	1,762
6.875% 3/1/26 (a)	2,020	1,745
7.5% 4/1/25 (a)	3,220	2,874
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (a)	1,330	1,277
5.125% 3/15/23 (a)	1,920	1,853
Freeport-McMoRan, Inc. 6.875% 2/15/23	7,290	7,627
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (a)	1,200	1,284
Murray Energy Corp. 11.25% 4/15/21 (a)	1,145	727

TOTAL METALS/MINING		19,673

Paper - 0.1%
Flex Acquisition Co., Inc. 6.875% 1/15/25 (a)	940	879
Restaurants - 0.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5% 10/15/25 (a)	3,545	3,323
Golden Nugget, Inc.:
6.75% 10/15/24 (a)	3,340	3,332
8.75% 10/1/25 (a)	1,630	1,675
KFC Holding Co./Pizza Hut Holding LLC 4.75% 6/1/27 (a)	1,530	1,438

TOTAL RESTAURANTS		9,768

Services - 1.5%
APX Group, Inc.:
7.625% 9/1/23	4,115	3,662
7.875% 12/1/22	4,370	4,392
Aramark Services, Inc. 5% 2/1/28 (a)	3,170	3,008
Avantor, Inc. 6% 10/1/24 (a)	1,835	1,830
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	4,635	4,565
CDK Global, Inc. 5.875% 6/15/26	670	675
Frontdoor, Inc. 6.75% 8/15/26 (a)	1,570	1,601
IHS Markit Ltd. 4% 3/1/26 (a)	825	776
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (a)	2,095	1,959
Laureate Education, Inc. 8.25% 5/1/25 (a)	4,775	5,121

TOTAL SERVICES		27,589

Steel - 0.5%
ArcelorMittal SA:
6.75% 3/1/41 (d)	75	81
7% 10/15/39 (d)	3,113	3,444
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (a)	1,495	1,559
Cleveland-Cliffs, Inc. 5.75% 3/1/25	5,055	4,777

TOTAL STEEL		9,861

Super Retail - 0.4%
Netflix, Inc.:
4.375% 11/15/26	3,540	3,240
4.875% 4/15/28 (a)	2,060	1,890
5.875% 11/15/28 (a)	2,750	2,702

TOTAL SUPER RETAIL		7,832

Technology - 2.8%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (a)	10,620	11,257
Banff Merger Sub, Inc. 9.75% 9/1/26 (a)	5,935	5,698
EIG Investors Corp. 10.875% 2/1/24	3,405	3,677
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	5,375	5,563
Entegris, Inc. 4.625% 2/10/26 (a)	2,080	1,932
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (a)	1,320	1,308
Match Group, Inc. 5% 12/15/27 (a)	1,485	1,414
Qorvo, Inc. 5.5% 7/15/26 (a)	2,125	2,130
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	5,815	6,309
TTM Technologies, Inc. 5.625% 10/1/25 (a)	640	624
Uber Technologies, Inc. 8% 11/1/26 (a)(f)	6,040	6,070
Veritas U.S., Inc./Veritas Bermuda Ltd. 10.5% 2/1/24 (a)	6,550	5,633

TOTAL TECHNOLOGY		51,615

Telecommunications - 7.0%
Altice Financing SA 7.5% 5/15/26 (a)	4,005	3,765
Altice Finco SA:
7.625% 2/15/25 (a)	4,995	4,439
8.125% 1/15/24 (a)	810	796
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	2,015	1,919
7.5% 10/15/26 (a)	1,620	1,624
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24	1,295	1,295
5.375% 3/15/27	1,070	1,062
Equinix, Inc. 5.375% 5/15/27	1,575	1,559
Frontier Communications Corp.:
8.5% 4/1/26 (a)	4,565	4,240
11% 9/15/25	7,060	5,171
GCI, Inc. 6.875% 4/15/25	2,080	2,146
Intelsat Jackson Holdings SA:
8% 2/15/24 (a)	8,435	8,825
8.5% 10/15/24 (a)	9,300	9,137
Level 3 Financing, Inc. 6.125% 1/15/21	2,395	2,401
Neptune Finco Corp.:
10.125% 1/15/23 (a)	6,910	7,501
10.875% 10/15/25 (a)	5,445	6,282
Sable International Finance Ltd. 6.875% 8/1/22 (a)	2,415	2,521
SFR Group SA:
6.25% 5/15/24 (a)	1,150	1,103
7.375% 5/1/26 (a)	5,140	4,920
8.125% 2/1/27 (a)	5,190	5,138
Sprint Capital Corp.:
6.875% 11/15/28	4,320	4,244
8.75% 3/15/32	6,275	6,855
Sprint Communications, Inc.:
6% 11/15/22	9,884	9,977
9% 11/15/18 (a)	5,500	5,511
Sprint Corp.:
7.125% 6/15/24	4,195	4,289
7.625% 2/15/25	825	857
7.625% 3/1/26	1,540	1,595
7.875% 9/15/23	8,400	8,967
Wind Tre SpA 5% 1/20/26 (a)	3,195	2,720
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (a)	4,400	4,313
6% 4/1/23	3,795	3,871

TOTAL TELECOMMUNICATIONS		129,043

Textiles/Apparel - 0.0%
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (a)	695	672
Transportation Ex Air/Rail - 1.8%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (a)	8,485	8,326
5.5% 1/15/23 (a)	3,475	3,458
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	5,575	4,676
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	7,435	5,613
11.25% 8/15/22 (a)	3,155	2,745
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	980	911
Teekay Corp. 8.5% 1/15/20	6,825	6,927

TOTAL TRANSPORTATION EX AIR/RAIL		32,656

Utilities - 4.4%
Calpine Corp.:
5.375% 1/15/23	2,615	2,478
5.75% 1/15/25	1,120	1,001
Clearway Energy Operating LLC 5.75% 10/15/25 (a)	2,135	2,103
Dynegy, Inc.:
5.875% 6/1/23	2,830	2,872
7.375% 11/1/22	7,415	7,693
7.625% 11/1/24	11,143	11,784
InterGen NV 7% 6/30/23 (a)	19,427	19,087
NRG Energy, Inc. 5.75% 1/15/28	9,470	9,446
Pattern Energy Group, Inc. 5.875% 2/1/24 (a)	965	955
Talen Energy Supply LLC:
6.5% 6/1/25	4,530	3,375
10.5% 1/15/26 (a)	7,190	6,318
TerraForm Global, Inc. 6.125% 3/1/26 (a)	3,110	2,892
The AES Corp.:
4% 3/15/21	3,920	3,881
4.5% 3/15/23	2,590	2,554
5.125% 9/1/27	1,500	1,481
Vertiv Group Corp. 9.25% 10/15/24 (a)	1,135	1,129
Vistra Operations Co. LLC 5.5% 9/1/26 (a)	2,545	2,507

TOTAL UTILITIES		81,556

TOTAL NONCONVERTIBLE BONDS
(Cost $1,262,415)		1,230,561
	Shares	Value (000s)

Common Stocks - 17.3%
Air Transportation - 0.4%
Air Canada (g)	193,100	3,664
Delta Air Lines, Inc.	76,000	4,159

TOTAL AIR TRANSPORTATION		7,823

Automotive & Auto Parts - 0.4%
Allison Transmission Holdings, Inc.	84,000	3,703
General Motors Co. warrants 7/10/19 (g)	11,706	224
Lear Corp.	17,400	2,312
Motors Liquidation Co. GUC Trust (g)	39,254	391
UC Holdings, Inc. (c)	29,835	623

TOTAL AUTOMOTIVE & AUTO PARTS		7,253

Banks & Thrifts - 0.5%
Bank of America Corp.	243,700	6,702
Wells Fargo & Co.	51,500	2,741
WMI Holdings Corp. (g)	1,467	21

TOTAL BANKS & THRIFTS		9,464

Broadcasting - 1.2%
Gray Television, Inc. (g)	594,070	10,283
Nexstar Broadcasting Group, Inc. Class A	122,000	9,137
Sinclair Broadcast Group, Inc. Class A	100,000	2,864

TOTAL BROADCASTING		22,284

Cable/Satellite TV - 0.6%
Altice U.S.A., Inc. Class A	289,400	4,720
Charter Communications, Inc. Class A (g)	20,048	6,423

TOTAL CABLE/SATELLITE TV		11,143

Capital Goods - 0.3%
Spectrum Brands Holdings, Inc.	81,100	5,267
Chemicals - 1.4%
DowDuPont, Inc.	103,800	5,597
LyondellBasell Industries NV Class A	41,295	3,686
Platform Specialty Products Corp. (g)	681,930	7,378
The Chemours Co. LLC	216,300	7,140
Tronox Ltd. Class A	161,543	1,850

TOTAL CHEMICALS		25,651

Consumer Products - 0.1%
Newell Brands, Inc.	136,100	2,161
Containers - 0.2%
Graphic Packaging Holding Co.	255,174	2,809
Diversified Financial Services - 0.5%
OneMain Holdings, Inc. (g)	78,000	2,225
The Blackstone Group LP	221,900	7,181

TOTAL DIVERSIFIED FINANCIAL SERVICES		9,406

Energy - 1.0%
Ascent Resources Marcellus Holdings, Inc. (c)(h)	175,172	557
Ascent Resources Marcellus Holdings, Inc. warrants 3/30/23 (c)(g)	49,910	25
California Resources Corp. (g)(i)	169,600	5,315
Forbes Energy Services Ltd. (g)	65,062	329
GulfMark Offshore, Inc.:
warrants 10/21/42 (c)(g)	12,651	443
warrants 11/14/42 (c)(g)	36,326	1,271
Parsley Energy, Inc. Class A (g)	165,900	3,885
Pioneer Natural Resources Co.	27,500	4,050
SM Energy Co.	65,739	1,600
Teekay LNG Partners LP	900	13

TOTAL ENERGY		17,488

Food & Drug Retail - 0.1%
Southeastern Grocers, Inc. (c)(g)	57,894	2,349
Food/Beverage/Tobacco - 0.5%
Darling International, Inc. (g)	222,500	4,597
JBS SA	1,485,300	4,091

TOTAL FOOD/BEVERAGE/TOBACCO		8,688

Gaming - 2.3%
Boyd Gaming Corp.	282,300	7,498
Eldorado Resorts, Inc. (g)	259,000	9,454
Golden Entertainment, Inc. (g)	154,929	2,815
Melco Crown Entertainment Ltd. sponsored ADR	291,100	4,841
Penn National Gaming, Inc. (g)	296,100	7,189
Red Rock Resorts, Inc.	182,885	4,232
Scientific Games Corp. Class A (g)	6,615	147
Studio City International Holdings Ltd. ADR	35,600	730
Wynn Resorts Ltd.	50,000	5,030

TOTAL GAMING		41,936

Healthcare - 1.0%
Boston Scientific Corp. (g)	180,600	6,527
Jazz Pharmaceuticals PLC (g)	43,647	6,932
Tenet Healthcare Corp. (g)	224,600	5,779

TOTAL HEALTHCARE		19,238

Homebuilders/Real Estate - 0.2%
Lennar Corp.:
Class A	70,387	3,025
Class B	2,415	86

TOTAL HOMEBUILDERS/REAL ESTATE		3,111

Metals/Mining - 0.0%
Warrior Metropolitan Coal, Inc.	692	19
Services - 0.9%
CDK Global, Inc.	83,700	4,791
HD Supply Holdings, Inc. (g)	175,200	6,582
United Rentals, Inc. (g)	36,900	4,431

TOTAL SERVICES		15,804

Steel - 0.0%
ANR, Inc. (g)	3,065	107
Super Retail - 0.0%
Arena Brands Holding Corp. Class B (c)(g)(j)	42,253	154
Technology - 3.9%
Alphabet, Inc. Class A (g)	6,500	7,089
Broadcom, Inc.	26,300	5,878
CDW Corp.	58,700	5,284
Dell Technologies, Inc. (g)	47,900	4,330
Facebook, Inc. Class A (g)	28,694	4,355
First Data Corp. Class A (g)	390,000	7,309
Micron Technology, Inc. (g)	238,000	8,977
Microsoft Corp.	51,000	5,447
ON Semiconductor Corp. (g)	420,100	7,142
Presidio, Inc.	262,444	3,517
Qorvo, Inc. (g)	85,600	6,292
Skyworks Solutions, Inc.	59,500	5,162

TOTAL TECHNOLOGY		70,782

Telecommunications - 0.7%
Alibaba Group Holding Ltd. sponsored ADR (g)	35,400	5,037
T-Mobile U.S., Inc. (g)	121,700	8,343

TOTAL TELECOMMUNICATIONS		13,380

Utilities - 1.1%
NRG Energy, Inc.	356,700	12,909
NRG Yield, Inc. Class C	280,600	5,503
Vistra Energy Corp. (g)	116,382	2,634

TOTAL UTILITIES		21,046

TOTAL COMMON STOCKS
(Cost $284,843)		317,363

Convertible Preferred Stocks - 0.4%
Technology - 0.2%
Lyft, Inc. Series I (c)(j)	84,470	4,000
Utilities - 0.2%
Vistra Energy Corp. 7.00%	45,600	4,154
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $7,793)		8,154
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 5.9%
Broadcasting - 0.0%
NEP/NCP Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.4743% 10/19/25 (d)(e)	110	110
Cable/Satellite TV - 0.7%
Mediacom Illinois LLC Tranche N, term loan 3 month U.S. LIBOR + 1.750% 3.97% 2/15/24 (d)(e)	2,582	2,574
Numericable LLC Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.688% 5.967% 1/31/26 (d)(e)	4,797	4,672
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.5395% 8/19/23 (d)(e)	6,585	6,338

TOTAL CABLE/SATELLITE TV		13,584

Chemicals - 0.9%
Messer Industrie GmbH Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 9/28/25 (e)(k)	6,415	6,413
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.506% 10/1/25 (d)(e)	1,110	1,106
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 4.05% 4/3/25 (d)(e)	7,438	7,405
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (d)(e)	222	222
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (d)(e)	512	512

TOTAL CHEMICALS		15,658

Diversified Financial Services - 0.3%
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.052% 10/1/25 (d)(e)	5,495	5,435
Energy - 1.2%
Ascent Resources Marcellus LLC term loan 3 month U.S. LIBOR + 6.500% 8.7806% 3/30/23 (d)(e)	268	269
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 10/22/25 (e)(k)	945	938
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.6699% 12/31/21 (d)(e)	7,005	7,793
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.0365% 12/31/22 (d)(e)	4,425	4,484
Forbes Energy Services LLC Tranche B, term loan 14% 4/13/21 (c)(d)	694	699
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 8.2796% 3/1/24 (d)(e)	5,790	5,393
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.6946% 7/18/25 (d)(e)	795	796
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.9446% 10/31/25 (d)(e)	345	345
Pacific Drilling SA:
DIP, term loan 3 month U.S. LIBOR + 7.000% 5.8714% 11/30/18 (c)(e)(l)	743	743
Tranche B, term loan 3 month U.S. LIBOR + 3.500% 0% 6/3/18 (b)(e)	564	253

TOTAL ENERGY		21,713

Entertainment/Film - 0.2%
Cinemark U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.05% 3/29/25 (d)(e)	3,216	3,217
Food & Drug Retail - 0.5%
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 10.3645% 5/31/24 (d)(e)	7,980	7,870
Tops Markets LLC term loan 3 month U.S. LIBOR + 9.500% 11.8125% 2/23/19 (c)(d)(e)	1,733	1,737

TOTAL FOOD & DRUG RETAIL		9,607

Food/Beverage/Tobacco - 0.0%
U.S. Foods, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.302% 6/27/23 (d)(e)	786	784
Gaming - 0.5%
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.8861% 7/10/25 (d)(e)	8,514	8,544
Healthcare - 0.0%
HLF Financing SARL LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 8/18/25 (d)(e)	385	386
Insurance - 0.3%
Asurion LLC:
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 11/3/24 (d)(e)	4,778	4,781
Tranche B, term loan 3 month U.S. LIBOR + 6.500% 8.802% 8/4/25 (d)(e)	445	456

TOTAL INSURANCE		5,237

Leisure - 0.3%
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.302% 7/31/24 (d)(e)	55	55
Crown Finance U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.802% 2/28/25 (d)(e)	6,070	6,040

TOTAL LEISURE		6,095

Publishing/Printing - 0.1%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.5296% 6/7/23 (d)(e)	2,300	2,128
Services - 0.2%
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.6361% 8/22/25 (d)(e)	2,615	2,648
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.1361% 2/21/25 (d)(e)	793	795

TOTAL SERVICES		3,443

Super Retail - 0.2%
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.302% 9/25/24 (d)(e)	3,690	3,689
Technology - 0.4%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0267% 8/3/25 (d)(e)	470	464
SS&C Technologies, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 4.552% 4/16/25 (d)(e)	490	487
Uber Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 5.7795% 7/13/23 (d)(e)	2,517	2,516
3 month U.S. LIBOR + 4.000% 6.2806% 4/4/25 (d)(e)	1,980	1,978
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 10.1704% 10/11/26 (d)(e)	903	896
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.1704% 10/11/25 (d)(e)	365	364

TOTAL TECHNOLOGY		6,705

Telecommunications - 0.1%
Intelsat Jackson Holdings SA Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0449% 11/27/23 (d)(e)	2,155	2,155
TOTAL BANK LOAN OBLIGATIONS
(Cost $108,319)		108,490

Preferred Securities - 3.5%
Banks & Thrifts - 3.5%
Bank of America Corp.:
5.875% (d)(m)	17,640	17,245
6.1% (d)(m)	2,590	2,678
Barclays Bank PLC 7.625% 11/21/22	10,205	11,241
Citigroup, Inc.:
5.35% (d)(m)	12,655	12,477
6.3% (d)(m)	4,585	4,691
Credit Agricole SA:
6.625% (a)(d)(m)	2,830	2,875
7.875% (a)(d)(m)	2,365	2,465
8.125% (a)(d)(m)	6,230	6,736
Goldman Sachs Group, Inc. 5.375% (d)(m)	4,045	4,194
TOTAL PREFERRED SECURITIES
(Cost $65,316)		64,602
	Shares	Value (000s)

Money Market Funds - 5.6%
Fidelity Cash Central Fund, 2.23% (n)	99,398,729	99,419
Fidelity Securities Lending Cash Central Fund 2.23% (n)(o)	2,376,737	2,377
TOTAL MONEY MARKET FUNDS
(Cost $101,796)		101,796
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $1,830,482)		1,830,966
NET OTHER ASSETS (LIABILITIES) - 0.2%		4,360
NET ASSETS - 100%		$1,835,326

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $721,804,000 or 39.3% of net assets.

 (b) Non-income producing - Security is in default.

 (c) Level 3 security

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Non-income producing

 (h) A portion of the security sold on a delayed delivery basis.

 (i) Security or a portion of the security is on loan at period end.

 (j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,154,000 or 0.2% of net assets.

 (k) The coupon rate will be determined upon settlement of the loan after period end.

 (l) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $306,000 and $306,000, respectively.

 (m) Security is perpetual in nature with no stated maturity date.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$1,538
Lyft, Inc. Series I	6/27/18	$4,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,569
Fidelity Securities Lending Cash Central Fund	146
Total	$1,715

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$48,494	$48,494	$--	$--
Consumer Discretionary	60,278	59,501	--	777
Consumer Staples	16,304	13,955	--	2,349
Energy	17,595	15,299	--	2,296
Financials	19,261	19,261	--	--
Health Care	19,238	19,238	--	--
Industrials	22,539	22,539	--	--
Information Technology	68,129	64,129	--	4,000
Materials	28,479	28,479	--	--
Utilities	25,200	21,046	4,154	--
Corporate Bonds	1,230,561	--	1,230,560	1
Bank Loan Obligations	108,490	--	105,311	3,179
Preferred Securities	64,602	--	64,602	--
Money Market Funds	101,796	101,796	--	--
Total Investments in Securities:	$1,830,966	$413,737	$1,404,627	$12,602

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.3%
Luxembourg	4.0%
Canada	3.6%
Netherlands	3.1%
Cayman Islands	2.9%
Multi-National	1.6%
United Kingdom	1.6%
France	1.4%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $2,423) — See accompanying schedule: Unaffiliated issuers (cost $1,728,686)	$1,729,170
Fidelity Central Funds (cost $101,796)	101,796
Total Investment in Securities (cost $1,830,482)		$1,830,966
Cash		52
Receivable for investments sold
Regular delivery		7,911
Delayed delivery		55
Receivable for fund shares sold		2,423
Dividends receivable		159
Interest receivable		23,563
Distributions receivable from Fidelity Central Funds		242
Prepaid expenses		3
Other receivables		58
Total assets		1,865,432
Liabilities
Payable for investments purchased
Regular delivery	$15,005
Delayed delivery	6,040
Payable for fund shares redeemed	4,491
Distributions payable	631
Accrued management fee	860
Distribution and service plan fees payable	281
Other affiliated payables	294
Other payables and accrued expenses	127
Collateral on securities loaned	2,377
Total liabilities		30,106
Net Assets		$1,835,326
Net Assets consist of:
Paid in capital		$1,809,610
Total distributable earnings (loss)		25,716
Net Assets		$1,835,326
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($467,222 ÷ 42,739 shares)		$10.93
Maximum offering price per share (100/96.00 of $10.93)		$11.39
Class M:
Net Asset Value and redemption price per share ($337,133 ÷ 30,668 shares)		$10.99
Maximum offering price per share (100/96.00 of $10.99)		$11.45
Class C:
Net Asset Value and offering price per share ($129,553 ÷ 11,872 shares)(a)		$10.91
Class I:
Net Asset Value, offering price and redemption price per share ($883,059 ÷ 86,167 shares)		$10.25
Class Z:
Net Asset Value, offering price and redemption price per share ($18,359 ÷ 1,791 shares)		$10.25

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2018
Investment Income
Dividends		$8,422
Interest		105,711
Income from Fidelity Central Funds		1,715
Total income		115,848
Expenses
Management fee	$10,167
Transfer agent fees	2,870
Distribution and service plan fees	3,538
Accounting and security lending fees	609
Custodian fees and expenses	28
Independent trustees' fees and expenses	9
Registration fees	102
Audit	87
Legal	(277)
Miscellaneous	15
Total expenses before reductions	17,148
Expense reductions	(40)
Total expenses after reductions		17,108
Net investment income (loss)		98,740
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,896)
Foreign currency transactions	(86)
Total net realized gain (loss)		(4,982)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(85,115)
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		(85,113)
Net gain (loss)		(90,095)
Net increase (decrease) in net assets resulting from operations		$8,645

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$98,740	$89,829
Net realized gain (loss)	(4,982)	31,482
Change in net unrealized appreciation (depreciation)	(85,113)	106,024
Net increase (decrease) in net assets resulting from operations	8,645	227,335
Distributions to shareholders	(89,211)	–
Distributions to shareholders from net investment income	–	(82,955)
Total distributions	(89,211)	(82,955)
Share transactions - net increase (decrease)	60,752	(209,589)
Redemption fees	18	143
Total increase (decrease) in net assets	(19,796)	(65,066)
Net Assets
Beginning of period	1,855,122	1,920,188
End of period	$1,835,326	$1,855,122
Other Information
Undistributed net investment income end of period		$20,167

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor High Income Advantage Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.41	$10.57	$10.43	$10.88	$10.73
Income from Investment Operations
Net investment income (loss)A	.606	.525	.501	.498	.480
Net realized and unrealized gain (loss)	(.543)	.796	.123	(.489)	.236
Total from investment operations	.063	1.321	.624	.009	.716
Distributions from net investment income	(.543)	(.482)	(.485)	(.451)	(.449)
Distributions from net realized gain	–	–	–	(.010)	(.118)
Total distributions	(.543)	(.482)	(.485)	(.461)	(.567)
Redemption fees added to paid in capitalA	–B	.001	.001	.002	.001
Net asset value, end of period	$10.93	$11.41	$10.57	$10.43	$10.88
Total ReturnC,D	.50%	12.75%	6.30%	.06%	6.84%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.02%	1.04%	1.02%	1.02%
Expenses net of fee waivers, if any	.99%	1.01%	1.03%	1.02%	1.02%
Expenses net of all reductions	.99%	1.01%	1.03%	1.02%	1.02%
Net investment income (loss)	5.35%	4.75%	4.94%	4.62%	4.42%
Supplemental Data
Net assets, end of period (in millions)	$467	$507	$593	$636	$682
Portfolio turnover rateG	45%	49%	46%	42%	41%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.47	$10.63	$10.49	$10.93	$10.78
Income from Investment Operations
Net investment income (loss)A	.611	.529	.505	.501	.484
Net realized and unrealized gain (loss)	(.545)	.795	.123	(.479)	.233
Total from investment operations	.066	1.324	.628	.022	.717
Distributions from net investment income	(.546)	(.485)	(.489)	(.454)	(.450)
Distributions from net realized gain	–	–	–	(.010)	(.118)
Total distributions	(.546)	(.485)	(.489)	(.464)	(.568)
Redemption fees added to paid in capitalA	–B	.001	.001	.002	.001
Net asset value, end of period	$10.99	$11.47	$10.63	$10.49	$10.93
Total ReturnC,D	.53%	12.71%	6.30%	.18%	6.81%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	1.01%	1.03%	1.02%	1.01%
Expenses net of fee waivers, if any	.98%	1.01%	1.03%	1.02%	1.01%
Expenses net of all reductions	.98%	1.01%	1.03%	1.02%	1.01%
Net investment income (loss)	5.36%	4.76%	4.95%	4.63%	4.43%
Supplemental Data
Net assets, end of period (in millions)	$337	$382	$409	$445	$504
Portfolio turnover rateG	45%	49%	46%	42%	41%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.39	$10.55	$10.41	$10.86	$10.71
Income from Investment Operations
Net investment income (loss)A	.520	.440	.424	.415	.398
Net realized and unrealized gain (loss)	(.543)	.796	.122	(.488)	.237
Total from investment operations	(.023)	1.236	.546	(.073)	.635
Distributions from net investment income	(.457)	(.397)	(.407)	(.369)	(.368)
Distributions from net realized gain	–	–	–	(.010)	(.118)
Total distributions	(.457)	(.397)	(.407)	(.379)	(.486)
Redemption fees added to paid in capitalA	–B	.001	.001	.002	.001
Net asset value, end of period	$10.91	$11.39	$10.55	$10.41	$10.86
Total ReturnC,D	(.26)%	11.92%	5.51%	(.70)%	6.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.75%	1.78%	1.79%	1.78%	1.77%
Expenses net of fee waivers, if any	1.75%	1.77%	1.79%	1.78%	1.77%
Expenses net of all reductions	1.75%	1.77%	1.79%	1.78%	1.77%
Net investment income (loss)	4.59%	3.99%	4.18%	3.86%	3.67%
Supplemental Data
Net assets, end of period (in millions)	$130	$156	$163	$171	$182
Portfolio turnover rateG	45%	49%	46%	42%	41%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$9.91	$9.78	$10.20	$10.10
Income from Investment Operations
Net investment income (loss)A	.590	.517	.493	.488	.474
Net realized and unrealized gain (loss)	(.499)	.750	.113	(.455)	.216
Total from investment operations	.091	1.267	.606	.033	.690
Distributions from net investment income	(.541)	(.478)	(.477)	(.445)	(.473)
Distributions from net realized gain	–	–	–	(.010)	(.118)
Total distributions	(.541)	(.478)	(.477)	(.455)	(.591)
Redemption fees added to paid in capitalA	–B	.001	.001	.002	.001
Net asset value, end of period	$10.25	$10.70	$9.91	$9.78	$10.20
Total ReturnC	.80%	13.06%	6.54%	.31%	7.02%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.77%	.80%	.80%	.78%
Expenses net of fee waivers, if any	.75%	.77%	.80%	.80%	.78%
Expenses net of all reductions	.75%	.77%	.80%	.80%	.78%
Net investment income (loss)	5.57%	5.00%	5.17%	4.84%	4.66%
Supplemental Data
Net assets, end of period (in millions)	$883	$811	$755	$760	$658
Portfolio turnover rateF	45%	49%	46%	42%	41%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.69
Income from Investment Operations
Net investment income (loss)B	.034
Net realized and unrealized gain (loss)	(.438)
Total from investment operations	(.404)
Distributions from net investment income	(.036)
Distributions from net realized gain	–
Total distributions	(.036)
Net asset value, end of period	$10.25
Total ReturnC,D	(3.78)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%G
Expenses net of fee waivers, if any	.63%G
Expenses net of all reductions	.63%G
Net investment income (loss)	5.46%G
Supplemental Data
Net assets, end of period (in millions)	$18
Portfolio turnover rateH	45%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $54 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes as follows:

Gross unrealized appreciation	$99,397
Gross unrealized depreciation	(89,985)
Net unrealized appreciation (depreciation)	$9,412
Tax Cost	$1,821,554

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,110
Capital loss carryforward	$(2,751)
Net unrealized appreciation (depreciation) on securities and other investments	$9,412

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(2,751)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$89,211	$ 82,955

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $828,073 and $769,777, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,223	$21
Class M	-%	.25%	904	72
Class C	.75%	.25%	1,411	75
			$3,538	$168

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$61
Class C(a)	7
$68

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$751.15
Class M	535.15
Class C	232.16
Class I	1,352.16
Class Z	–(a)	.04(b)
	$2,870

 (a) In the amount of less than five hundred dollars

 (b) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $146, including less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018(a)	Year ended October 31, 2017
Distributions to shareholders
Class A	$23,530	$–
Class M	17,436	–
Class C	5,771	–
Class I	42,461	–
Class Z	13	–
Total	$89,211	$–
From net investment income
Class A	$–	$24,253
Class M	–	17,458
Class C	–	5,849
Class I	–	35,395
Total	$–	$82,955

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	6,828	7,810	$77,287	$86,026
Reinvestment of distributions	1,907	2,011	21,543	22,179
Shares redeemed	(10,395)	(21,570)	(117,501)	(238,752)
Net increase (decrease)	(1,660)	(11,749)	$(18,671)	$(130,547)
Class M
Shares sold	3,997	3,333	$45,501	$36,927
Reinvestment of distributions	1,438	1,459	16,334	16,192
Shares redeemed	(8,032)	(9,984)	(91,452)	(110,969)
Net increase (decrease)	(2,597)	(5,192)	$(29,617)	$(57,850)
Class C
Shares sold	1,659	1,799	$18,751	$19,762
Reinvestment of distributions	477	463	5,383	5,095
Shares redeemed	(3,933)	(4,082)	(44,441)	(44,978)
Net increase (decrease)	(1,797)	(1,820)	$(20,307)	$(20,121)
Class I
Shares sold	30,911	28,270	$327,876	$293,804
Reinvestment of distributions	3,573	2,942	37,823	30,479
Shares redeemed	(24,115)	(31,537)	(254,755)	(325,354)
Net increase (decrease)	10,369	(325)	$110,944	$(1,071)
Class Z
Shares sold	1,793	–	$18,418	$–
Reinvestment of distributions	1	–	12	–
Shares redeemed	(3)	–	(27)	–
Net increase (decrease)	1,791	–	$18,403	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Income Opportunities International Fund was the owner of record of approximately 10% of the total outstanding shares of the Fund.

12. Litigation.

The Fund and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. In September 2017, an opinion was issued in a trial intended to help determine the value of any remaining, unreleased collateral. The parties have engaged in mediation but continue to disagree on the value of the unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $5,769 received in 2009. The Fund is also incurring legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C and Class I and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.00%
Actual		$1,000.00	$1,001.40	$5.04-B
Hypothetical-C		$1,000.00	$1,020.16	$5.09-D
Class M	.99%
Actual		$1,000.00	$1,001.50	$4.99-B
Hypothetical-C		$1,000.00	$1,020.21	$5.04-D
Class C	1.75%
Actual		$1,000.00	$997.60	$8.81-B
Hypothetical-C		$1,000.00	$1,016.38	$8.89-D
Class I	.76%
Actual		$1,000.00	$1,003.30	$3.84-B
Hypothetical-C		$1,000.00	$1,021.37	$3.87-D
Class Z	.63%
Actual		$1,000.00	$962.20	$.51-B
Hypothetical-C		$1,000.00	$1,022.03	$3.21-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C and Class I and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

A total of 0.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $ 61,659,395 of distributions paid during the period January 1, 2018 to October 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor High Income Advantage Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

HY-ANN-1218
1.538463.121

Fidelity Advisor® High Income Fund Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(4.03)%	2.78%	8.29%
Class M (incl. 4.00% sales charge)	(4.06)%	2.73%	8.24%
Class C (incl. contingent deferred sales charge)	(1.76)%	2.84%	7.91%
Class I	0.06%	3.81%	8.94%
Class Z	0.06%	3.81%	8.94%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Fund - Class A on October 31, 2008, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$22,168	Fidelity Advisor® High Income Fund - Class A
$28,909	ICE® BofAML® US High Yield Constrained Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 0.86% for the year ending October 31, 2018, as measured by the ICE BofAML® US High Yield Constrained Index. On the heels of a solid 2017, high yield has since struggled to sustain meaningful momentum. The most recent setback was a sharp decline in October, as high yield and other risk assets were hampered by rising U.S. Treasury yields and concern that corporate earnings growth may have peaked. The index returned -1.64% in October alone, its largest monthly drop in nearly three years. The short-term retreat snapped a modest-but-steady uptrend that began in April and lasted through the end of September, primarily due to the strength of corporate earnings. For the full 12 months, lower-quality bonds rose 5%, handily topping credits rated B (+1%) and BB (-1%). By industry, energy topped the broader market, with the index heavyweight gaining 2% amid higher oil prices, despite a sharp downturn in October. Other standouts included food & drug retail (+7%) and transportation ex air/rail (+3%), while aerospace (+4%) was lifted by potential for increased spending on U.S. defense and infrastructure. Three defensive categories also outperformed: health care was up roughly 4%, and utilities and insurance each gained about 2%. Notable laggards included automotive & auto parts (-5%), banks/thrifts and homebuilders/real estate (-2%), and super retail (-1%). Telecommunications finished roughly in line with the index.

Comments from Co-Portfolio Manager Michael Weaver:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly 0% to -1%, with most about in line with the benchmark ICE BofAML® US High Yield Constrained Index. The fund’s core high-yield bond investments finished a bit behind the benchmark. Here, industry positioning helped – especially an underweighting in automotive & auto parts – but was partially offset by security selection in a handful of categories. The fund's biggest individual relative contributor was timely ownership of retailer J.C. Penney. Our early-period overweighting was helpful because J.C. Penney was boosted by a strong holiday shopping season. We exited the position in February based on our longer-term view that the company faces pressure from Amazon.com and other internet retailers. I'll also note that our non-benchmark allocation to floating-rate bank loans topped high yield and therefore contributed. We significantly reduced exposure here the past 12 months, while adding to high yield. Conversely, the biggest individual detractor was untimely ownership of satellite services provider Intelsat, as its bonds traded higher the past 12 months but we mostly missed out.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On April 2, 2018, Michael Weaver became the fund’s Co-Manager, a post he will hold through December 31, 2018, at which time he will be named sole Portfolio Manager. After more than two decades at Fidelity, Matt Conti plans to retire at the end of the year.
On December 7, 2018, the fund will merge into Fidelity® High Income Fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	3.7
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	2.3
Ally Financial, Inc.	2.1
Tenet Healthcare Corp.	1.6
Sprint Corp.	1.5
11.2

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Energy	17.0
Telecommunications	9.2
Cable/Satellite TV	9.0
Healthcare	8.4
Utilities	5.9

Quality Diversification (% of fund's net assets)

As of October 31, 2018
BBB	1.3%
BB	42.5%
B	38.3%
CCC,CC,C	13.6%
Not Rated	0.2%
Short-Term Investments and Net Other Assets	4.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2018*
Nonconvertible Bonds	90.0%
Convertible Bonds, Preferred Stocks	0.4%
Bank Loan Obligations	2.1%
Other Investments	3.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 23.5%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Corporate Bonds - 90.4%
	Principal Amount	Value
Convertible Bonds - 0.4%
Broadcasting - 0.4%
DISH Network Corp.:
2.375% 3/15/24	$2,140,000	$1,795,520
3.375% 8/15/26	1,160,000	1,033,502
		2,829,022
Nonconvertible Bonds - 90.0%
Aerospace - 2.6%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	3,440,000	3,401,300
Bombardier, Inc.:
6.125% 1/15/23 (a)	4,840,000	4,779,500
7.5% 12/1/24 (a)	2,015,000	2,047,744
7.5% 3/15/25 (a)	1,085,000	1,084,675
BWX Technologies, Inc. 5.375% 7/15/26 (a)	2,210,000	2,215,525
TransDigm, Inc.:
6% 7/15/22	1,140,000	1,145,700
6.375% 6/15/26	375,000	367,500
6.5% 5/15/25 (Reg. S)	3,390,000	3,377,288
		18,419,232
Air Transportation - 0.4%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(b)	2,760,000	2,829,000
Banks & Thrifts - 2.1%
Ally Financial, Inc.:
4.25% 4/15/21	1,440,000	1,438,200
5.75% 11/20/25	10,170,000	10,424,216
8% 11/1/31	2,515,000	3,024,288
		14,886,704
Broadcasting - 1.5%
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	2,410,000	2,319,625
5% 8/1/27 (a)	1,570,000	1,475,313
5.375% 4/15/25 (a)	4,595,000	4,551,922
6% 7/15/24 (a)	1,735,000	1,773,691
		10,120,551
Cable/Satellite TV - 8.7%
Altice SA:
7.625% 2/15/25 (a)	835,000	711,838
7.75% 5/15/22 (a)	2,742,000	2,553,488
Altice U.S. Finance SA:
5.375% 7/15/23 (a)	3,500,000	3,499,335
5.5% 5/15/26 (a)	3,140,000	3,058,548
Cablevision Systems Corp. 5.875% 9/15/22	1,195,000	1,200,975
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	2,495,000	2,376,488
5% 2/1/28 (a)	6,965,000	6,503,569
5.125% 2/15/23	555,000	552,225
5.125% 5/1/23 (a)	1,880,000	1,870,600
5.125% 5/1/27 (a)	4,290,000	4,037,963
5.5% 5/1/26 (a)	4,555,000	4,435,431
5.75% 2/15/26 (a)	3,940,000	3,900,600
5.875% 4/1/24 (a)	1,945,000	1,962,019
5.875% 5/1/27 (a)	820,000	805,650
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
7.5% 4/1/28 (a)	1,660,000	1,720,540
7.75% 7/15/25 (a)	3,040,000	3,207,200
CSC Holdings LLC:
5.25% 6/1/24	1,550,000	1,493,813
5.375% 2/1/28 (a)	1,100,000	1,036,750
5.5% 4/15/27 (a)	1,575,000	1,512,000
DISH DBS Corp.:
5.875% 11/15/24	3,220,000	2,737,000
6.75% 6/1/21	1,535,000	1,550,350
7.75% 7/1/26	2,010,000	1,798,950
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	1,610,000	1,517,425
Ziggo Bond Finance BV:
5.875% 1/15/25 (a)	2,215,000	2,026,725
6% 1/15/27 (a)	2,185,000	1,944,650
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	3,695,000	3,390,163
		61,404,295
Capital Goods - 0.7%
AECOM:
5.125% 3/15/27	2,450,000	2,278,500
5.875% 10/15/24	2,560,000	2,604,800
		4,883,300
Chemicals - 3.2%
CF Industries Holdings, Inc.:
3.45% 6/1/23	530,000	503,500
4.5% 12/1/26 (a)	325,000	319,075
5.15% 3/15/34	115,000	105,513
Kraton Polymers LLC/Kraton Polymers Capital Corp. 7% 4/15/25 (a)	1,375,000	1,289,063
NOVA Chemicals Corp.:
4.875% 6/1/24 (a)	1,520,000	1,396,500
5.25% 6/1/27 (a)	580,000	523,450
OCI NV 6.625% 4/15/23 (a)	2,265,000	2,321,625
Olin Corp.:
5% 2/1/30	645,000	579,100
5.125% 9/15/27	2,240,000	2,086,000
Platform Specialty Products Corp. 5.875% 12/1/25 (a)	2,020,000	1,913,950
The Chemours Co. LLC 5.375% 5/15/27	1,840,000	1,711,200
TPC Group, Inc. 8.75% 12/15/20 (a)	4,290,000	4,204,200
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (a)	1,830,000	1,691,469
Tronox Finance PLC 5.75% 10/1/25 (a)	360,000	315,900
Tronox, Inc. 6.5% 4/15/26 (a)	2,410,000	2,205,150
Valvoline, Inc. 4.375% 8/15/25	1,515,000	1,397,588
		22,563,283
Consumer Products - 0.3%
Coty, Inc. 6.5% 4/15/26 (a)	1,660,000	1,547,950
Prestige Brands, Inc. 6.375% 3/1/24 (a)	685,000	676,438
		2,224,388
Containers - 2.2%
Ard Securities Finance SARL 8.75% 1/31/23 pay-in-kind (a)(b)	2,316,213	2,223,564
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 2/15/25 (a)	4,345,000	4,073,438
7.25% 5/15/24 (a)	865,000	869,325
Crown Americas LLC / Crown Americas Capital Corp. IV 4.75% 2/1/26 (a)	1,410,000	1,330,688
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	1,460,000	1,324,950
OI European Group BV 4% 3/15/23 (a)	2,105,000	1,970,806
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	925,000	897,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.125% 7/15/23 (a)	2,030,000	1,986,863
Silgan Holdings, Inc. 4.75% 3/15/25	1,085,000	1,029,394
		15,706,278
Diversified Financial Services - 5.9%
Aircastle Ltd. 4.125% 5/1/24	705,000	684,780
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	1,040,000	889,200
Financial & Risk U.S. Holdings, Inc. 6.25% 5/15/26 (a)	1,415,000	1,407,925
FLY Leasing Ltd.:
5.25% 10/15/24	3,070,000	2,916,500
6.375% 10/15/21	785,000	801,681
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	4,260,000	4,260,426
6% 8/1/20	4,120,000	4,156,050
6.25% 2/1/22	5,720,000	5,774,683
6.375% 12/15/25	1,575,000	1,565,156
6.75% 2/1/24	760,000	765,700
MSCI, Inc.:
4.75% 8/1/26 (a)	1,585,000	1,529,525
5.25% 11/15/24 (a)	1,855,000	1,868,913
Navient Corp.:
6.5% 6/15/22	1,025,000	1,043,122
7.25% 9/25/23	895,000	926,325
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	330,000	313,955
5.25% 8/15/22 (a)	1,200,000	1,191,000
5.5% 2/15/24 (a)	885,000	876,371
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (a)	1,065,000	1,125,386
Quicken Loans, Inc. 5.25% 1/15/28 (a)	2,760,000	2,449,500
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (a)	790,000	738,650
6.875% 2/15/23 (a)	275,000	264,000
SLM Corp.:
5.5% 1/25/23	2,400,000	2,356,728
6.125% 3/25/24	480,000	466,800
7.25% 1/25/22	1,020,000	1,060,800
Tempo Acquisition LLC 6.75% 6/1/25 (a)	1,990,000	1,894,878
		41,328,054
Diversified Media - 1.0%
E.W. Scripps Co. 5.125% 5/15/25 (a)	1,210,000	1,137,400
MDC Partners, Inc. 6.5% 5/1/24 (a)	5,057,000	4,146,740
Nielsen Co. SARL (Luxembourg):
5% 2/1/25 (a)	205,000	199,299
5.5% 10/1/21 (a)	305,000	306,525
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	1,540,000	1,499,575
		7,289,539
Energy - 16.7%
Antero Resources Corp. 5.125% 12/1/22	2,120,000	2,105,425
California Resources Corp. 8% 12/15/22 (a)	4,145,000	3,689,050
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	1,555,000	1,523,900
5.875% 3/31/25	2,070,000	2,126,925
7% 6/30/24	2,185,000	2,362,531
Cheniere Energy Partners LP:
5.25% 10/1/25	6,375,000	6,255,469
5.625% 10/1/26 (a)	825,000	812,625
Chesapeake Energy Corp.:
4.875% 4/15/22	1,455,000	1,382,250
5.75% 3/15/23	2,205,000	2,094,750
8% 12/15/22 (a)	2,923,000	3,047,228
8% 1/15/25	425,000	431,109
8% 6/15/27	1,325,000	1,316,719
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	2,405,000	2,368,925
Comstock Escrow Corp. 9.75% 8/15/26 (a)	2,985,000	2,880,525
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 6.0841% 6/15/22 (a)(b)(c)	4,680,000	4,682,061
6.875% 6/15/25 (a)	1,465,000	1,492,469
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75% 4/1/25	1,355,000	1,351,613
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	3,840,000	3,864,000
DCP Midstream LLC 5.85% 5/21/43 (a)(b)	1,265,000	1,132,175
DCP Midstream Operating LP 5.375% 7/15/25	2,030,000	2,058,522
Denbury Resources, Inc.:
4.625% 7/15/23	75,000	62,063
5.5% 5/1/22	950,000	821,750
6.375% 8/15/21	305,000	283,650
9% 5/15/21 (a)	2,220,000	2,317,125
9.25% 3/31/22 (a)	3,865,000	4,029,263
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	335,000	344,213
5.75% 1/30/28 (a)	340,000	351,050
Ensco PLC 7.75% 2/1/26	3,830,000	3,571,475
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (a)	3,940,000	3,802,100
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	1,495,000	1,480,050
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	3,700,000	3,709,250
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	1,930,000	1,819,025
5.75% 10/1/25 (a)	1,470,000	1,429,575
Indigo Natural Resources LLC 6.875% 2/15/26 (a)	875,000	826,875
Jonah Energy LLC 7.25% 10/15/25 (a)	2,030,000	1,613,850
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (a)	1,645,000	1,624,438
Nabors Industries, Inc. 5.5% 1/15/23	1,297,000	1,219,066
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	1,880,000	1,786,000
4.5% 9/15/27 (a)	365,000	336,713
Noble Holding International Ltd.:
5.25% 3/15/42	765,000	531,675
7.75% 1/15/24	1,731,000	1,616,321
7.875% 2/1/26 (a)	745,000	739,413
7.95% 4/1/25 (b)	1,125,000	1,023,750
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (a)	265,000	256,056
5.375% 1/15/25 (a)	2,080,000	2,038,400
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	2,850,000	2,899,875
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 11/15/23	3,045,000	2,877,525
Sanchez Energy Corp. 7.25% 2/15/23 (a)	2,300,000	2,098,750
SemGroup Corp.:
6.375% 3/15/25	2,360,000	2,283,300
7.25% 3/15/26	1,430,000	1,396,038
Southwestern Energy Co.:
4.1% 3/15/22	1,190,000	1,172,150
7.75% 10/1/27	1,350,000	1,377,000
Summit Midstream Holdings LLC 5.75% 4/15/25	3,330,000	3,188,475
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/28	2,020,000	1,913,950
5.125% 2/1/25	470,000	457,075
5.25% 5/1/23	265,000	264,338
5.375% 2/1/27	470,000	457,075
5.875% 4/15/26 (a)	2,075,000	2,086,672
6.75% 3/15/24	2,005,000	2,100,238
Teine Energy Ltd. 6.875% 9/30/22 (a)	65,000	64,675
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	405,000	383,738
5% 1/31/28 (a)	405,000	361,969
U.S.A. Compression Partners LP 6.875% 4/1/26 (a)	2,035,000	2,070,613
Weatherford International Ltd.:
5.95% 4/15/42	453,000	292,185
6.5% 8/1/36	1,530,000	1,017,450
7% 3/15/38	560,000	378,000
9.875% 2/15/24	2,225,000	1,724,375
Weatherford International, Inc. 9.875% 3/1/25 (a)	2,845,000	2,204,875
		117,681,758
Entertainment/Film - 0.2%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	1,882,274	1,072,896
Environmental - 0.5%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	2,883,000	2,832,548
Tervita Escrow Corp. 7.625% 12/1/21 (a)	320,000	324,800
		3,157,348
Food/Beverage/Tobacco - 2.5%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	1,845,000	1,780,425
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 5.875% 7/15/24 (a)	5,990,000	5,879,185
Lamb Weston Holdings, Inc. 4.625% 11/1/24 (a)	1,525,000	1,493,692
Post Holdings, Inc.:
5% 8/15/26 (a)	1,280,000	1,180,800
5.625% 1/15/28 (a)	1,265,000	1,189,480
5.75% 3/1/27 (a)	1,070,000	1,021,850
Vector Group Ltd. 6.125% 2/1/25 (a)	5,805,000	5,282,550
		17,827,982
Gaming - 4.3%
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (a)	4,885,000	4,546,103
Delta Merger Sub, Inc. 6% 9/15/26 (a)	335,000	328,719
Eldorado Resorts, Inc. 6% 4/1/25	1,440,000	1,422,000
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	1,790,000	1,798,968
MCE Finance Ltd. 4.875% 6/6/25 (a)	315,000	288,818
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	4,385,000	3,968,425
4.5% 1/15/28	1,460,000	1,306,700
Scientific Games Corp.:
5% 10/15/25 (a)	1,215,000	1,129,950
6.625% 5/15/21	4,835,000	4,677,863
Stars Group Holdings BV 7% 7/15/26 (a)	3,440,000	3,491,600
Station Casinos LLC 5% 10/1/25 (a)	1,675,000	1,555,673
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	1,905,000	1,724,025
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	2,215,000	2,010,113
5.5% 10/1/27 (a)	1,735,000	1,565,838
		29,814,795
Healthcare - 8.4%
Catalent Pharma Solutions 4.875% 1/15/26 (a)	1,010,000	946,875
Charles River Laboratories International, Inc. 5.5% 4/1/26 (a)	680,000	678,300
Community Health Systems, Inc.:
5.125% 8/1/21	1,760,000	1,667,600
6.25% 3/31/23	7,935,000	7,297,820
8.625% 1/15/24 (a)	1,945,000	1,966,881
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,750,000	1,706,250
HCA Holdings, Inc.:
4.5% 2/15/27	2,615,000	2,543,088
5% 3/15/24	1,915,000	1,937,741
5.25% 6/15/26	2,175,000	2,213,063
Hologic, Inc.:
4.375% 10/15/25 (a)	1,415,000	1,326,563
4.625% 2/1/28 (a)	265,000	242,144
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	875,000	822,238
5.25% 8/1/26	1,840,000	1,775,600
5.5% 5/1/24	1,970,000	1,989,700
6.375% 3/1/24	895,000	926,325
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	505,000	502,475
5.5% 2/1/21	815,000	825,697
Service Corp. International 4.625% 12/15/27	1,575,000	1,476,563
Teleflex, Inc.:
4.625% 11/15/27	885,000	821,015
4.875% 6/1/26	2,024,000	1,973,400
Tenet Healthcare Corp.:
4.375% 10/1/21	1,465,000	1,448,519
4.625% 7/15/24	1,015,000	978,308
5.125% 5/1/25	1,345,000	1,294,563
6.75% 6/15/23	1,370,000	1,366,164
8.125% 4/1/22	6,340,000	6,601,525
THC Escrow Corp. III 7% 8/1/25	2,440,000	2,393,323
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (a)	1,140,000	1,117,200
5.625% 12/1/21 (a)	820,000	807,700
5.875% 5/15/23 (a)	595,000	568,969
6.125% 4/15/25 (a)	4,400,000	4,046,680
7% 3/15/24 (a)	3,000,000	3,141,570
Wellcare Health Plans, Inc.:
5.25% 4/1/25	1,310,000	1,306,725
5.375% 8/15/26 (a)	465,000	463,838
		59,174,422
Homebuilders/Real Estate - 0.5%
Howard Hughes Corp. 5.375% 3/15/25 (a)	3,040,000	2,918,400
Starwood Property Trust, Inc. 4.75% 3/15/25	750,000	714,375
		3,632,775
Hotels - 0.7%
Hilton Escrow Issuer LLC 4.25% 9/1/24	2,845,000	2,732,054
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	585,000	558,675
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	1,835,000	1,779,950
		5,070,679
Insurance - 0.3%
AmWINS Group, Inc. 7.75% 7/1/26 (a)	2,130,000	2,188,575
Leisure - 0.8%
Mattel, Inc. 6.75% 12/31/25 (a)	3,700,000	3,532,353
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	590,000	595,163
7.25% 11/30/21 (a)	1,335,000	1,373,461
		5,500,977
Metals/Mining - 2.5%
Constellium NV 5.875% 2/15/26 (a)	1,165,000	1,086,363
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	1,250,000	1,090,625
7% 2/15/21 (a)	1,485,000	1,452,516
7.25% 5/15/22 (a)	809,000	772,595
7.25% 4/1/23 (a)	3,585,000	3,311,644
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (a)	1,675,000	1,608,000
5.125% 3/15/23 (a)	770,000	743,050
5.125% 5/15/24 (a)	825,000	783,750
Freeport-McMoRan, Inc.:
3.55% 3/1/22	4,635,000	4,385,869
3.875% 3/15/23	575,000	531,875
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	1,665,000	1,554,694
		17,320,981
Paper - 0.0%
Flex Acquisition Co., Inc. 6.875% 1/15/25 (a)	245,000	229,075
Publishing/Printing - 0.3%
Multi-Color Corp. 4.875% 11/1/25 (a)	1,825,000	1,669,875
Restaurants - 0.9%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	1,180,000	1,106,250
5% 10/15/25(a)	2,075,000	1,945,313
Golden Nugget, Inc. 6.75% 10/15/24 (a)	3,065,000	3,057,338
		6,108,901
Services - 2.9%
APX Group, Inc.:
7.625% 9/1/23	1,125,000	1,001,250
8.75% 12/1/20	5,995,000	5,845,125
Aramark Services, Inc.:
4.75% 6/1/26	3,135,000	2,986,088
5% 2/1/28 (a)	1,320,000	1,252,350
Avantor, Inc. 6% 10/1/24 (a)	1,140,000	1,137,150
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	1,525,000	1,502,125
CDK Global, Inc.:
4.875% 6/1/27	715,000	669,419
5.875% 6/15/26	1,330,000	1,339,975
Frontdoor, Inc. 6.75% 8/15/26 (a)	615,000	627,300
IHS Markit Ltd. 4.75% 2/15/25 (a)	570,000	564,289
Laureate Education, Inc. 8.25% 5/1/25 (a)	1,860,000	1,994,850
Prime Security One MS, Inc. 4.875% 7/15/32 (a)	1,625,000	1,279,688
		20,199,609
Steel - 0.3%
Commercial Metals Co. 5.375% 7/15/27	2,560,000	2,371,200
Super Retail - 0.6%
Netflix, Inc.:
4.375% 11/15/26	2,245,000	2,054,624
4.875% 4/15/28 (a)	1,825,000	1,674,438
Sally Holdings LLC 5.625% 12/1/25	240,000	222,888
		3,951,950
Technology - 3.3%
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	1,225,000	1,267,875
Fair Isaac Corp. 5.25% 5/15/26 (a)	2,080,000	2,051,400
Gartner, Inc. 5.125% 4/1/25 (a)	525,000	521,063
Micron Technology, Inc. 5.5% 2/1/25	735,000	746,025
Nuance Communications, Inc.:
5.375% 8/15/20 (a)	1,046,000	1,046,654
5.625% 12/15/26	730,000	715,400
Open Text Corp. 5.875% 6/1/26 (a)	4,285,000	4,306,425
Qorvo, Inc. 5.5% 7/15/26 (a)	1,485,000	1,488,713
Sensata Technologies BV 5% 10/1/25 (a)	3,030,000	2,923,950
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	465,000	473,138
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	2,720,000	2,951,282
Symantec Corp. 5% 4/15/25 (a)	3,295,000	3,099,893
TTM Technologies, Inc. 5.625% 10/1/25 (a)	1,915,000	1,867,125
		23,458,943
Telecommunications - 8.5%
Altice Financing SA 6.625% 2/15/23 (a)	2,410,000	2,385,418
Altice Finco SA 7.625% 2/15/25 (a)	1,945,000	1,728,619
C&W Senior Financing Designated Activity Co. 7.5% 10/15/26 (a)	1,875,000	1,879,688
Citizens Utilities Co. 7.05% 10/1/46	2,040,000	1,020,000
Frontier Communications Corp.:
10.5% 9/15/22	1,470,000	1,223,775
11% 9/15/25	2,460,000	1,801,950
Intelsat Jackson Holdings SA:
8% 2/15/24 (a)	2,745,000	2,871,956
8.5% 10/15/24 (a)	2,500,000	2,456,250
9.5% 9/30/22 (a)	1,400,000	1,624,000
Level 3 Communications, Inc. 5.75% 12/1/22	1,680,000	1,675,447
Level 3 Financing, Inc.:
5.125% 5/1/23	2,500,000	2,481,250
5.375% 1/15/24	900,000	891,000
5.375% 5/1/25	975,000	951,844
Millicom International Cellular SA 6.625% 10/15/26 (a)	735,000	742,350
Neptune Finco Corp. 6.625% 10/15/25 (a)	1,500,000	1,571,250
Qwest Corp. 6.75% 12/1/21	910,000	949,756
Sable International Finance Ltd. 6.875% 8/1/22 (a)	1,950,000	2,035,313
SFR Group SA:
6.25% 5/15/24 (a)	2,335,000	2,238,681
8.125% 2/1/27 (a)	2,020,000	1,999,800
Sprint Communications, Inc. 6% 11/15/22	5,850,000	5,904,844
Sprint Corp.:
7.25% 9/15/21	2,205,000	2,301,469
7.625% 3/1/26	1,380,000	1,429,163
7.875% 9/15/23	6,795,000	7,253,663
T-Mobile U.S.A., Inc.:
4.5% 2/1/26	1,525,000	1,427,309
5.125% 4/15/25	1,505,000	1,482,425
6.375% 3/1/25	1,140,000	1,175,625
U.S. West Communications 7.25% 9/15/25	1,005,000	1,071,393
Wind Tre SpA 5% 1/20/26 (a)	1,970,000	1,676,864
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (a)	2,370,000	2,323,074
6.375% 5/15/25	1,200,000	1,227,000
		59,801,176
Transportation Ex Air/Rail - 1.3%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (a)	2,240,000	2,198,000
5.5% 1/15/23 (a)	1,200,000	1,194,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	4,950,000	4,151,813
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	615,000	464,325
11.25% 8/15/22 (a)	1,250,000	1,087,500
		9,095,638
Utilities - 5.9%
Clearway Energy Operating LLC 5.75% 10/15/25 (a)	1,205,000	1,186,925
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	5,080,000	5,394,350
DPL, Inc. 6.75% 10/1/19	563,000	576,371
Dynegy, Inc.:
5.875% 6/1/23	1,315,000	1,334,725
7.625% 11/1/24	1,843,000	1,948,973
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	3,400,000	3,340,500
7% 6/15/23	4,325,000	4,308,781
InterGen NV 7% 6/30/23 (a)	3,960,000	3,890,700
NRG Energy, Inc.:
5.75% 1/15/28	875,000	872,813
6.25% 5/1/24	490,000	500,231
6.625% 1/15/27	1,795,000	1,855,581
NRG Yield Operating LLC 5% 9/15/26	905,000	841,650
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	7,520,706	8,122,363
The AES Corp.:
4.5% 3/15/23	1,040,000	1,025,700
4.875% 5/15/23	2,590,000	2,564,100
6% 5/15/26	1,500,000	1,533,750
Vistra Operations Co. LLC 5.5% 9/1/26 (a)	2,420,000	2,383,700
		41,681,213

TOTAL NONCONVERTIBLE BONDS		632,665,392

TOTAL CORPORATE BONDS
(Cost $649,787,789)		635,494,414
	Shares	Value

Common Stocks - 0.0%
Energy - 0.0%
Forbes Energy Services Ltd. (d)	47,062	237,663
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (d)(e)	1	23,749
TOTAL COMMON STOCKS
(Cost $3,115,580)		261,412
	Principal Amount	Value

Bank Loan Obligations - 2.1%
Cable/Satellite TV - 0.3%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.5395% 8/19/23 (b)(c)	2,192,850	2,110,618
Energy - 0.1%
California Resources Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.0365% 12/31/22 (b)(c)	695,000	704,264
Gaming - 0.5%
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.3% 10/20/24 (b)(c)	1,989,963	1,989,963
3 month U.S. LIBOR + 7.000% 9.31% 10/20/25 (b)(c)	670,000	673,350
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 5.0457% 8/14/24 (b)(c)	665,307	658,414

TOTAL GAMING		3,321,727

Publishing/Printing - 0.1%
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.8861% 8/24/22 (b)(c)	856,646	858,787
Services - 0.4%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.6361% 6/13/25 (b)(c)	85,000	83,548
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.8861% 6/13/24 (b)(c)	367,008	364,663
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.7321% 6/21/24 (b)(c)	2,187,313	2,194,684

TOTAL SERVICES		2,642,895

Telecommunications - 0.7%
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5296% 2/22/24 (b)(c)	1,570,000	1,570,738
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 2/1/24 (b)(c)	2,068,500	2,050,773
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.552% 2/2/26 (b)(c)	1,235,000	1,233,617

TOTAL TELECOMMUNICATIONS		4,855,128

TOTAL BANK LOAN OBLIGATIONS
(Cost $14,510,970)		14,493,419

Preferred Securities - 3.4%
Banks & Thrifts - 3.2%
Bank of America Corp.:
5.2% (b)(f)	3,580,000	3,568,321
5.875% (b)(f)	1,305,000	1,275,804
6.25% (b)(f)	1,600,000	1,663,746
6.5% (b)(f)	635,000	674,406
Barclays PLC:
7.75% (b)(f)	1,000,000	1,014,430
7.875% (Reg. S) (b)(f)	2,465,000	2,564,015
BNP Paribas SA 7% (a)(b)(f)	370,000	369,869
Citigroup, Inc. 5.95% (b)(f)	555,000	562,225
Credit Agricole SA:
6.625% (a)(b)(f)	2,015,000	2,047,031
7.875% (a)(b)(f)	1,480,000	1,542,438
Royal Bank of Scotland Group PLC:
7.5% (b)(f)	2,475,000	2,532,156
8.625% (b)(f)	1,415,000	1,498,248
Wells Fargo & Co. 5.9% (b)(f)	2,995,000	3,069,507

TOTAL BANKS & THRIFTS		22,382,196

Energy - 0.2%
Andeavor Logistics LP 6.875% (b)(f)	1,940,000	1,912,572
TOTAL PREFERRED SECURITIES
(Cost $23,992,594)		24,294,768
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 2.23% (g)
(Cost $16,681,101)	16,678,051	16,681,386
TOTAL INVESTMENT IN SECURITIES - 98.3%
(Cost $708,088,034)		691,225,399
NET OTHER ASSETS (LIABILITIES) - 1.7%		12,075,618
NET ASSETS - 100%		$703,301,017

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $361,550,929 or 51.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing

 (e) Level 3 security

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$392,526
Total	$392,526

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$23,749	$--	$--	$23,749
Energy	237,663	237,663	--	--
Corporate Bonds	635,494,414	--	635,494,414	--
Bank Loan Obligations	14,493,419	--	14,493,419	--
Preferred Securities	24,294,768	--	24,294,768	--
Money Market Funds	16,681,386	16,681,386	--	--
Total Investments in Securities:	$691,225,399	$16,919,049	$674,282,601	$23,749

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.5%
Canada	5.7%
Netherlands	3.7%
Luxembourg	3.6%
Cayman Islands	2.3%
United Kingdom	1.9%
Multi-National	1.8%
France	1.2%
Bermuda	1.1%
Ireland	1.0%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $691,406,933)	$674,544,013
Fidelity Central Funds (cost $16,681,101)	16,681,386
Total Investment in Securities (cost $708,088,034)		$691,225,399
Receivable for investments sold		5,796,789
Receivable for fund shares sold		1,546,789
Interest receivable		10,914,001
Distributions receivable from Fidelity Central Funds		47,054
Prepaid expenses		1,338
Total assets		709,531,370
Liabilities
Payable for investments purchased	$3,954,674
Payable for fund shares redeemed	1,473,947
Distributions payable	174,299
Accrued management fee	331,933
Distribution and service plan fees payable	107,836
Other affiliated payables	129,063
Other payables and accrued expenses	58,601
Total liabilities		6,230,353
Net Assets		$703,301,017
Net Assets consist of:
Paid in capital		$748,200,178
Total distributable earnings (loss)		(44,899,161)
Net Assets		$703,301,017
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($166,151,124 ÷ 21,951,840 shares)		$7.57
Maximum offering price per share (100/96.00 of $7.57)		$7.89
Class M:
Net Asset Value and redemption price per share ($50,689,748 ÷ 6,711,253 shares)		$7.55
Maximum offering price per share (100/96.00 of $7.55)		$7.86
Class C:
Net Asset Value and offering price per share ($68,816,882 ÷ 9,119,801 shares)(a)		$7.55
Class I:
Net Asset Value, offering price and redemption price per share ($416,372,290 ÷ 54,912,540 shares)		$7.58
Class Z:
Net Asset Value, offering price and redemption price per share ($1,270,973 ÷ 167,574 shares)		$7.58

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$1,645,688
Interest		42,318,730
Income from Fidelity Central Funds		392,526
Total income		44,356,944
Expenses
Management fee	$4,070,666
Transfer agent fees	1,292,499
Distribution and service plan fees	1,375,487
Accounting fees and expenses	277,580
Custodian fees and expenses	16,763
Independent trustees' fees and expenses	3,648
Registration fees	86,585
Audit	75,041
Legal	1,779
Miscellaneous	5,406
Total expenses before reductions	7,205,454
Expense reductions	(10,412)
Total expenses after reductions		7,195,042
Net investment income (loss)		37,161,902
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,694,103
Fidelity Central Funds	423
Total net realized gain (loss)		1,694,526
Change in net unrealized appreciation (depreciation) on investment securities		(39,404,924)
Net gain (loss)		(37,710,398)
Net increase (decrease) in net assets resulting from operations		$(548,496)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,161,902	$39,663,163
Net realized gain (loss)	1,694,526	13,447,344
Change in net unrealized appreciation (depreciation)	(39,404,924)	7,855,486
Net increase (decrease) in net assets resulting from operations	(548,496)	60,965,993
Distributions to shareholders	(37,839,174)	–
Distributions to shareholders from net investment income	–	(36,726,255)
Total distributions	(37,839,174)	(36,726,255)
Share transactions - net increase (decrease)	(37,879,855)	(69,327,170)
Redemption fees	9,919	78,490
Total increase (decrease) in net assets	(76,257,606)	(45,008,942)
Net Assets
Beginning of period	779,558,623	824,567,565
End of period	$703,301,017	$779,558,623
Other Information
Undistributed net investment income end of period		$5,907,159

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor High Income Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.97	$7.73	$7.61	$8.33	$8.77
Income from Investment Operations
Net investment income (loss)A	.392	.399	.421	.430	.432
Net realized and unrealized gain (loss)	(.394)	.208	.089	(.523)	(.058)
Total from investment operations	(.002)	.607	.510	(.093)	.374
Distributions from net investment income	(.398)	(.368)	(.392)	(.424)	(.429)
Distributions from net realized gain	–	–	–	(.204)	(.386)
Total distributions	(.398)	(.368)	(.392)	(.628)	(.815)
Redemption fees added to paid in capitalA	–B	.001	.002	.001	.001
Net asset value, end of period	$7.57	$7.97	$7.73	$7.61	$8.33
Total ReturnC,D	(.03)%	8.02%	7.09%	(1.13)%	4.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.02%	1.03%	1.04%	1.03%	1.03%
Expenses net of fee waivers, if any	1.02%	1.03%	1.04%	1.03%	1.03%
Expenses net of all reductions	1.02%	1.03%	1.04%	1.03%	1.03%
Net investment income (loss)	5.03%	5.06%	5.68%	5.45%	5.09%
Supplemental Data
Net assets, end of period (000 omitted)	$166,151	$191,744	$223,620	$227,596	$243,987
Portfolio turnover rateG	66%	63%	61%	60%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.95	$7.71	$7.59	$8.31	$8.76
Income from Investment Operations
Net investment income (loss)A	.390	.395	.418	.428	.429
Net realized and unrealized gain (loss)	(.394)	.209	.089	(.524)	(.067)
Total from investment operations	(.004)	.604	.507	(.096)	.362
Distributions from net investment income	(.396)	(.365)	(.389)	(.421)	(.427)
Distributions from net realized gain	–	–	–	(.204)	(.386)
Total distributions	(.396)	(.365)	(.389)	(.625)	(.813)
Redemption fees added to paid in capitalA	–B	.001	.002	.001	.001
Net asset value, end of period	$7.55	$7.95	$7.71	$7.59	$8.31
Total ReturnC,D	(.06)%	8.00%	7.06%	(1.16)%	4.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.06%	1.06%	1.05%	1.05%
Expenses net of fee waivers, if any	1.04%	1.05%	1.06%	1.05%	1.05%
Expenses net of all reductions	1.04%	1.05%	1.06%	1.05%	1.05%
Net investment income (loss)	5.01%	5.03%	5.65%	5.43%	5.07%
Supplemental Data
Net assets, end of period (000 omitted)	$50,690	$61,488	$70,205	$79,379	$86,166
Portfolio turnover rateG	66%	63%	61%	60%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.95	$7.70	$7.59	$8.30	$8.75
Income from Investment Operations
Net investment income (loss)A	.331	.337	.363	.370	.365
Net realized and unrealized gain (loss)	(.394)	.219	.079	(.515)	(.066)
Total from investment operations	(.063)	.556	.442	(.145)	.299
Distributions from net investment income	(.337)	(.307)	(.334)	(.362)	(.364)
Distributions from net realized gain	–	–	–	(.204)	(.386)
Total distributions	(.337)	(.307)	(.334)	(.566)	(.750)
Redemption fees added to paid in capitalA	–B	.001	.002	.001	.001
Net asset value, end of period	$7.55	$7.95	$7.70	$7.59	$8.30
Total ReturnC,D	(.81)%	7.35%	6.14%	(1.78)%	3.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.79%	1.79%	1.80%	1.80%	1.80%
Expenses net of fee waivers, if any	1.79%	1.79%	1.80%	1.80%	1.80%
Expenses net of all reductions	1.79%	1.79%	1.80%	1.80%	1.80%
Net investment income (loss)	4.27%	4.29%	4.91%	4.68%	4.32%
Supplemental Data
Net assets, end of period (000 omitted)	$68,817	$88,686	$97,833	$94,752	$114,455
Portfolio turnover rateG	66%	63%	61%	60%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.99	$7.74	$7.62	$8.34	$8.79
Income from Investment Operations
Net investment income (loss)A	.409	.416	.438	.445	.447
Net realized and unrealized gain (loss)	(.404)	.219	.089	(.523)	(.068)
Total from investment operations	.005	.635	.527	(.078)	.379
Distributions from net investment income	(.415)	(.386)	(.409)	(.439)	(.444)
Distributions from net realized gain	–	–	–	(.204)	(.386)
Total distributions	(.415)	(.386)	(.409)	(.643)	(.830)
Redemption fees added to paid in capitalA	–B	.001	.002	.001	.001
Net asset value, end of period	$7.58	$7.99	$7.74	$7.62	$8.34
Total ReturnC	.06%	8.39%	7.31%	(.94)%	4.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	.81%	.80%	.82%	.87%	.87%
Expenses net of fee waivers, if any	.81%	.80%	.82%	.85%	.85%
Expenses net of all reductions	.81%	.80%	.82%	.85%	.85%
Net investment income (loss)	5.25%	5.28%	5.89%	5.63%	5.27%
Supplemental Data
Net assets, end of period (000 omitted)	$416,372	$437,641	$432,910	$361,760	$337,377
Portfolio turnover rateF	66%	63%	61%	60%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$7.77
Income from Investment Operations
Net investment income (loss)B	.030
Net realized and unrealized gain (loss)	(.189)
Total from investment operations	(.159)
Distributions from net investment income	(.031)
Distributions from net realized gain	–
Total distributions	(.031)
Net asset value, end of period	$7.58
Total ReturnC,D	(2.04)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%G
Expenses net of fee waivers, if any	.67%G
Expenses net of all reductions	.66%G
Net investment income (loss)	5.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,271
Portfolio turnover rateH	66%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to defaulted bonds, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,358,177
Gross unrealized depreciation	(23,188,125)
Net unrealized appreciation (depreciation)	$(13,829,948)
Tax Cost	$705,055,347

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,723,034
Capital loss carryforward	$(32,788,780)
Net unrealized appreciation (depreciation) on securities and other investments	$(13,829,948)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(18,671,075)
Long-term	(14,117,705)
Total capital loss carryforward	$(32,788,780)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$37,839,174	$ 36,726,255

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $462,701,193 and $497,951,392, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$444,329	$7,682
Class M	-%	.25%	140,303	170
Class C	.75%	.25%	790,855	39,252
			$1,375,487	$47,104

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$47,665
Class M	3,548
Class C(a)	2,756
$53,969

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$272,364.15
Class M	95,916.17
Class C	134,562.17
Class I	789,642.19
Class Z	15	.05(a)
	$1,292,499

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $596 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,014 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $415 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,408.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,589.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018(a)	Year ended October 31, 2017
Distributions to shareholders
Class A	$9,112,033	$–
Class M	2,873,030	–
Class C	3,452,822	–
Class I	22,399,580	–
Class Z	1,709	–
Total	$37,839,174	$–
From net investment income
Class A	$–	$9,515,108
Class M	–	2,956,751
Class C	–	3,737,500
Class I	–	20,516,896
Total	$–	$36,726,255

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	3,131,264	4,274,945	$24,335,123	$33,549,610
Reinvestment of distributions	1,032,488	1,068,579	8,017,099	8,416,417
Shares redeemed	(6,267,430)	(10,231,300)	(48,768,820)	(80,486,859)
Net increase (decrease)	(2,103,678)	(4,887,776)	$(16,416,598)	$(38,520,832)
Class M
Shares sold	664,671	898,800	$5,175,622	$7,023,251
Reinvestment of distributions	343,072	338,516	2,658,881	2,663,455
Shares redeemed	(2,026,707)	(2,612,833)	(15,735,523)	(20,330,619)
Net increase (decrease)	(1,018,964)	(1,375,517)	$(7,901,020)	$(10,643,913)
Class C
Shares sold	1,312,807	1,327,140	$10,123,873	$10,364,683
Reinvestment of distributions	413,520	432,438	3,202,806	3,399,020
Shares redeemed	(3,766,539)	(3,300,673)	(29,109,314)	(25,902,554)
Net increase (decrease)	(2,040,212)	(1,541,095)	$(15,782,635)	$(12,138,851)
Class I
Shares sold	17,950,365	19,143,899	$139,844,321	$151,063,114
Reinvestment of distributions	2,785,196	2,509,674	21,657,374	19,816,828
Shares redeemed	(20,629,613)	(22,778,405)	(160,559,566)	(178,903,516)
Net increase (decrease)	105,948	(1,124,832)	$942,129	$(8,023,574)
Class Z
Shares sold	167,519	–	$1,277,849	$–
Reinvestment of distributions	225	–	1,709	–
Shares redeemed	(170)	–	(1,289)	–
Net increase (decrease)	167,574	–	$1,278,269	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Reorganization.

Subsequent to period end, on December 7, 2018, Fidelity High Income Fund acquired all of the assets and assumed all of the liabilities of the Fund pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("the Board"). The reorganization was accomplished by an exchange of corresponding classes of Fidelity High Income Fund for each class of shares then outstanding of the Fund at their net asset value on the reorganization date. The reorganization provides shareholders of the Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Fund's net assets of $693,345,403, including securities of $686,303,068 and unrealized depreciation of $(28,030,719), were combined with Fidelity High Income Fund's net assets of $4,115,642,492 for total net assets after the reorganization of $4,808,987,895.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C and Class I and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.02%
Actual		$1,000.00	$1,004.50	$5.15-B
Hypothetical-C		$1,000.00	$1,020.06	$5.19-D
Class M	1.03%
Actual		$1,000.00	$1,004.30	$5.20-B
Hypothetical-C		$1,000.00	$1,020.01	$5.24-D
Class C	1.78%
Actual		$1,000.00	$1,000.60	$8.98-B
Hypothetical-C		$1,000.00	$1,016.23	$9.05-D
Class I	.80%
Actual		$1,000.00	$1,005.60	$4.04-B
Hypothetical-C		$1,000.00	$1,021.17	$4.08-D
Class Z	.67%
Actual		$1,000.00	$979.60	$.55-B
Hypothetical-C		$1,000.00	$1,021.83	$3.41-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C and Class I and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

A total of 0.23% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $22,397,731 of distributions paid during the period January 1, 2018 to October 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor High Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AHI-ANN-1218
1.728715.121

Fidelity Advisor® Value Fund Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(10.21)%	4.57%	11.27%
Class M (incl. 3.50% sales charge)	(8.34)%	4.78%	11.24%
Class C (incl. contingent deferred sales charge)	(6.47)%	4.98%	11.08%
Class I	(4.48)%	6.11%	12.24%
Class Z	(4.36)%	6.16%	12.27%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$29,092	Fidelity Advisor® Value Fund - Class A
$35,010	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 7.35% for the 12 months ending October 31, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years. Growth stocks within the index were hardest hit for the month, but maintained a sizable advantage over their value counterparts for the full year, extending a trend that began in early 2017. By sector, a number of economically sensitive groups dropped to the bottom of the 12-month performance scale. Materials (-9%) and industrials (-1%) fared worst, followed by financials (+1%) and energy (+2%). In contrast, consumer discretionary was rattled in October but earlier strength resulted in an advance of about 17% for the full 12 months. Information technology, the largest sector in the index this period, followed a similar trend and also returned 17%. The defensive-oriented health care sector gained about 11%, while communication services, which includes dividend-rich telecommunications stocks, rose 6%. Real estate (+2%) and utilities (+1%) also lagged.

Comments from Lead Portfolio Manager Matthew Friedman:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned about -5% to -6%, lagging the 0.16% result of its benchmark, the Russell Midcap® Value Index. Stock selection hurt the fund’s relative performance this period – particularly within the materials, communication services and energy sectors. Among individual stocks, Colony Capital (formerly Colony NorthStar) detracted more than any other single holding. Shares of this diversified real estate investment trust (REIT) returned about -49%, plunging in late February after the firm issued disappointing quarterly sales and earnings, and made a substantial cut to its dividend. Avoiding index component Twitter also detracted notably, as shares of the news and social networking platform rallied about 123% the past 12 months. Conversely, an out-of-benchmark stake in technology services provider Unisys added value, as did an underweighting, on average, in data storage solutions provider Western Digital. The fund did not own Western Digital at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On June 11, 2018, Matt Friedman assumed management responsibilities of the financials and real estate sleeves, succeeding Justin Bennett, who has moved into a new role. On March 31, 2018, Kathy Buck retired from portfolio management, leaving Lead Manager Matt Friedman, who co-managed the consumer sleeves with Kathy since December 1, 2017, sole manager of these sleeves.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2018

% of fund's net assets
PPL Corp.	1.1
AECOM	1.1
Dollar Tree, Inc.	1.1
Sempra Energy	1.0
Cheniere Energy, Inc.	1.0
American Tower Corp.	1.0
Nielsen Holdings PLC	1.0
Vistra Energy Corp.	1.0
HD Supply Holdings, Inc.	1.0
Ameriprise Financial, Inc.	0.9
10.2

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Financials	13.9
Industrials	13.9
Consumer Discretionary	10.6
Materials	9.8
Real Estate	9.4

Asset Allocation (% of fund's net assets)

As of October 31, 2018*
Stocks and Equity Futures	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 19.7%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATION SERVICES - 4.2%
Entertainment - 0.4%
The Walt Disney Co.	3,200	$367,456
Media - 3.8%
Discovery Communications, Inc. Class A (a)(b)	15,100	489,089
DISH Network Corp. Class A (a)	14,348	441,058
Entercom Communications Corp. Class A	45,374	294,477
GCI Liberty, Inc. (a)	13,541	640,896
Grupo Televisa SA de CV (CPO) sponsored ADR	11,274	162,120
Interpublic Group of Companies, Inc.	17,232	399,093
Liberty Global PLC Class C (a)	13,884	347,655
Nexstar Broadcasting Group, Inc. Class A	6,900	516,741
		3,291,129

TOTAL COMMUNICATION SERVICES		3,658,585

CONSUMER DISCRETIONARY - 10.6%
Auto Components - 0.5%
American Axle & Manufacturing Holdings, Inc. (a)	20,828	315,961
BorgWarner, Inc.	3,900	153,699
		469,660
Distributors - 0.7%
LKQ Corp. (a)	22,800	621,756
Diversified Consumer Services - 0.5%
Frontdoor, Inc. (a)	153	5,210
Houghton Mifflin Harcourt Co. (a)	54,876	367,669
ServiceMaster Global Holdings, Inc. (a)	649	27,829
		400,708
Hotels, Restaurants & Leisure - 2.2%
Eldorado Resorts, Inc. (a)	15,758	575,167
Hilton Grand Vacations, Inc. (a)	5,600	150,472
The Stars Group, Inc. (a)	21,600	448,632
U.S. Foods Holding Corp. (a)	26,645	777,235
		1,951,506
Household Durables - 2.0%
D.R. Horton, Inc.	19,311	694,424
Mohawk Industries, Inc. (a)	4,015	500,791
Tempur Sealy International, Inc. (a)(b)	12,100	559,141
		1,754,356
Internet & Direct Marketing Retail - 1.2%
eBay, Inc. (a)	15,400	447,062
Liberty Interactive Corp. QVC Group Series A (a)	27,055	593,587
		1,040,649
Leisure Products - 0.7%
Mattel, Inc. (a)	35,117	476,889
Vista Outdoor, Inc. (a)	13,533	169,163
		646,052
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	11,414	962,200
Specialty Retail - 1.7%
Lowe's Companies, Inc.	5,140	489,431
Michaels Companies, Inc. (a)(b)	27,800	440,630
Sally Beauty Holdings, Inc. (a)	29,237	520,711
		1,450,772

TOTAL CONSUMER DISCRETIONARY		9,297,659

CONSUMER STAPLES - 5.9%
Food Products - 4.2%
Bunge Ltd.	2,900	179,220
Conagra Brands, Inc.	14,300	509,080
Danone SA	7,000	495,694
Darling International, Inc. (a)	31,161	643,786
Greencore Group PLC	141,100	341,230
Nomad Foods Ltd. (a)	19,998	381,962
TreeHouse Foods, Inc. (a)	7,972	363,204
Tyson Foods, Inc. Class A	12,027	720,658
		3,634,834
Household Products - 0.7%
Spectrum Brands Holdings, Inc.	9,591	622,935
Personal Products - 0.4%
Coty, Inc. Class A	35,963	379,410
Tobacco - 0.6%
British American Tobacco PLC (United Kingdom)	12,161	527,183

TOTAL CONSUMER STAPLES		5,164,362

ENERGY - 8.9%
Energy Equipment & Services - 0.7%
Baker Hughes, a GE Co. Class A	20,475	546,478
TechnipFMC PLC	2,042	53,705
		600,183
Oil, Gas & Consumable Fuels - 8.2%
Anadarko Petroleum Corp.	12,200	649,040
Cabot Oil & Gas Corp.	3,900	94,497
Cenovus Energy, Inc. (Canada)	44,769	378,842
Cheniere Energy, Inc. (a)	15,055	909,473
CNX Resources Corp. (a)	23,500	367,775
Concho Resources, Inc. (a)	1,740	242,017
Devon Energy Corp.	8,266	267,818
Diamondback Energy, Inc.	1,780	200,001
Encana Corp.	47,400	483,920
Energen Corp. (a)	1,961	141,133
Enterprise Products Partners LP	6,262	167,947
Golar LNG Ltd.	8,800	235,664
Lundin Petroleum AB	13,900	424,390
Magnolia Oil & Gas Corp. Class A (a)	13,700	170,565
Marathon Petroleum Corp.	2,843	200,289
Newfield Exploration Co. (a)	3,168	63,994
Noble Energy, Inc.	29,200	725,620
Teekay LNG Partners LP	27,200	386,512
Teekay Offshore Partners LP	142,200	309,996
Valero Energy Corp.	6,200	564,758
WPX Energy, Inc. (a)	14,262	228,762
		7,213,013

TOTAL ENERGY		7,813,196

FINANCIALS - 13.9%
Banks - 3.5%
CIT Group, Inc.	8,243	390,553
First Citizen Bancshares, Inc.	794	338,744
PNC Financial Services Group, Inc.	4,500	578,205
Signature Bank	1,500	164,850
U.S. Bancorp	14,631	764,762
Wells Fargo & Co.	14,871	791,583
		3,028,697
Capital Markets - 4.4%
Ameriprise Financial, Inc.	6,331	805,556
Apollo Global Management LLC Class A	20,634	607,052
Ares Management LP	25,798	505,899
Invesco Ltd.	19,671	427,057
LPL Financial	5,400	332,640
State Street Corp.	6,900	474,375
The Blackstone Group LP	15,020	486,047
Tullett Prebon PLC	51,390	190,491
		3,829,117
Consumer Finance - 2.8%
Capital One Financial Corp.	4,648	415,066
Discover Financial Services	5,338	371,898
Navient Corp.	1,537	17,798
OneMain Holdings, Inc. (a)	16,716	476,740
SLM Corp. (a)	60,190	610,327
Synchrony Financial	21,023	607,144
		2,498,973
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	2,216	454,900
Donnelley Financial Solutions, Inc. (a)	17,360	269,948
		724,848
Insurance - 2.4%
AMBAC Financial Group, Inc. (a)	19,801	407,505
American International Group, Inc.	9,514	392,833
Chubb Ltd.	3,684	460,168
FNF Group	15,746	526,704
Sul America SA unit	47,300	315,206
		2,102,416

TOTAL FINANCIALS		12,184,051

HEALTH CARE - 7.2%
Biotechnology - 0.3%
Alexion Pharmaceuticals, Inc. (a)	2,400	268,968
Health Care Equipment & Supplies - 0.4%
Hill-Rom Holdings, Inc.	640	53,811
Teleflex, Inc.	270	65,000
The Cooper Companies, Inc.	250	64,578
Zimmer Biomet Holdings, Inc.	1,352	153,574
		336,963
Health Care Providers & Services - 2.9%
Cardinal Health, Inc.	1,225	61,985
Centene Corp. (a)	519	67,636
Cigna Corp.	2,600	555,906
CVS Health Corp.	8,038	581,871
DaVita HealthCare Partners, Inc. (a)	400	26,936
Henry Schein, Inc. (a)	850	70,550
Laboratory Corp. of America Holdings (a)	620	99,541
McKesson Corp.	2,548	317,888
Molina Healthcare, Inc. (a)	341	43,229
Quest Diagnostics, Inc.	970	91,287
Universal Health Services, Inc. Class B	5,433	660,435
		2,577,264
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	2,565	166,186
Bio-Rad Laboratories, Inc. Class A (a)	290	79,127
PerkinElmer, Inc.	481	41,597
QIAGEN NV (a)	1,030	37,389
Quintiles Transnational Holdings, Inc. (a)	300	36,879
		361,178
Pharmaceuticals - 3.2%
Allergan PLC	3,000	474,030
Bayer AG	6,600	505,906
Indivior PLC (a)	50,000	120,374
Jazz Pharmaceuticals PLC (a)	4,684	743,913
Mylan NV (a)	17,218	538,063
Perrigo Co. PLC	1,035	72,761
The Medicines Company (a)	13,700	318,662
		2,773,709

TOTAL HEALTH CARE		6,318,082

INDUSTRIALS - 13.9%
Aerospace & Defense - 1.5%
Huntington Ingalls Industries, Inc.	2,700	589,896
Ultra Electronics Holdings PLC	7,800	143,368
United Technologies Corp.	4,924	611,610
		1,344,874
Airlines - 1.7%
Air Canada (a)	13,700	259,961
American Airlines Group, Inc.	21,956	770,216
JetBlue Airways Corp. (a)	26,893	449,920
		1,480,097
Building Products - 0.1%
Caesarstone Sdot-Yam Ltd. (b)	5,500	86,845
Masco Corp.	800	24,000
		110,845
Commercial Services & Supplies - 0.9%
ABM Industries, Inc.	2,436	74,907
Stericycle, Inc. (a)	1,160	57,965
The Brink's Co.	9,800	649,936
		782,808
Construction & Engineering - 1.7%
AECOM (a)	33,395	973,130
Arcadis NV	11,681	158,104
Williams Scotsman Corp. (a)	22,500	333,900
		1,465,134
Electrical Equipment - 0.8%
Regal Beloit Corp.	5,766	413,422
Sensata Technologies, Inc. PLC (a)	5,177	242,801
		656,223
Machinery - 1.4%
Allison Transmission Holdings, Inc.	5,096	224,632
SPX Corp. (a)	10,900	319,588
WABCO Holdings, Inc. (a)	6,240	670,488
		1,214,708
Marine - 0.2%
A.P. Moller - Maersk A/S Series B	146	184,283
Professional Services - 1.5%
Manpower, Inc.	6,100	465,369
Nielsen Holdings PLC	33,227	863,237
		1,328,606
Road & Rail - 0.8%
CSX Corp.	1,363	93,856
Knight-Swift Transportation Holdings, Inc. Class A	16,180	517,760
Norfolk Southern Corp.	564	94,656
		706,272
Trading Companies & Distributors - 2.8%
AerCap Holdings NV (a)	7,661	383,663
Ashtead Group PLC	22,828	564,755
Fortress Transportation & Infrastructure Investors LLC	29,628	493,306
HD Supply Holdings, Inc. (a)	22,347	839,577
MRC Global, Inc. (a)	11,397	180,415
		2,461,716
Transportation Infrastructure - 0.5%
Macquarie Infrastructure Co. LLC	11,200	413,840

TOTAL INDUSTRIALS		12,149,406

INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 0.6%
CommScope Holding Co., Inc. (a)	20,374	490,198
Electronic Equipment & Components - 0.9%
Avnet, Inc.	6,271	251,279
Flextronics International Ltd. (a)	10,200	80,172
Jabil, Inc.	16,832	416,255
		747,706
IT Services - 4.4%
Alliance Data Systems Corp.	1,800	371,124
Amdocs Ltd.	9,541	603,659
Cognizant Technology Solutions Corp. Class A	7,164	494,531
Conduent, Inc. (a)	26,233	501,050
DXC Technology Co.	7,812	568,948
First Data Corp. Class A (a)	21,865	409,750
Leidos Holdings, Inc.	9,615	622,860
Unisys Corp. (a)	14,448	265,988
		3,837,910
Semiconductors & Semiconductor Equipment - 1.7%
Broadcom, Inc.	2,000	446,980
Marvell Technology Group Ltd.	12,400	203,484
Micron Technology, Inc. (a)	2,200	82,984
NXP Semiconductors NV	4,900	367,451
Qualcomm, Inc.	6,657	418,659
		1,519,558
Software - 1.3%
Micro Focus International PLC	36,100	559,630
Nuance Communications, Inc. (a)	19,000	330,410
Totvs SA	38,000	256,295
		1,146,335

TOTAL INFORMATION TECHNOLOGY		7,741,707

MATERIALS - 9.8%
Chemicals - 6.6%
Axalta Coating Systems Ltd. (a)	21,945	541,603
Celanese Corp. Class A	1,804	174,880
DowDuPont, Inc.	13,046	703,440
FMC Corp.	9,604	749,880
LyondellBasell Industries NV Class A	7,538	672,917
Nutrien Ltd.	11,000	582,316
Olin Corp.	4,987	100,737
Orion Engineered Carbons SA	14,300	369,083
Platform Specialty Products Corp. (a)	38,500	416,570
The Chemours Co. LLC	17,656	582,825
Tronox Ltd. Class A	17,900	204,955
Westlake Chemical Corp.	8,762	624,731
		5,723,937
Construction Materials - 0.8%
Eagle Materials, Inc.	6,923	511,194
Summit Materials, Inc.	16,100	217,350
		728,544
Containers & Packaging - 1.7%
Avery Dennison Corp.	1,443	130,909
Ball Corp.	4,617	206,842
Crown Holdings, Inc. (a)	15,400	651,266
Graphic Packaging Holding Co.	44,123	485,794
		1,474,811
Metals & Mining - 0.7%
Antofagasta PLC	5,764	57,820
Constellium NV (a)	35,500	321,630
Randgold Resources Ltd. sponsored ADR	1,273	99,981
Steel Dynamics, Inc.	4,086	161,806
		641,237

TOTAL MATERIALS		8,568,529

REAL ESTATE - 9.4%
Equity Real Estate Investment Trusts (REITs) - 8.0%
American Tower Corp.	5,543	863,655
Colony Capital, Inc.	56,226	330,047
Corporate Office Properties Trust (SBI)	18,847	487,006
Douglas Emmett, Inc.	12,343	446,693
Equinix, Inc.	1,772	671,127
Equity Lifestyle Properties, Inc.	6,638	628,552
National Retail Properties, Inc.	14,021	655,482
Outfront Media, Inc.	18,203	322,557
Public Storage	3,496	718,323
SL Green Realty Corp.	5,961	544,001
Spirit Realty Capital, Inc.	52,870	413,443
Taubman Centers, Inc.	8,527	469,070
Urban Edge Properties	23,100	473,319
		7,023,275
Real Estate Management & Development - 1.4%
CBRE Group, Inc. (a)	12,721	512,529
Cushman & Wakefield PLC	25,700	417,882
Howard Hughes Corp. (a)	2,663	296,978
		1,227,389

TOTAL REAL ESTATE		8,250,664

UTILITIES - 6.4%
Electric Utilities - 3.6%
Evergy, Inc.	12,379	693,100
PG&E Corp.	12,242	573,048
PPL Corp.	33,214	1,009,707
Vistra Energy Corp. (a)	37,111	839,822
		3,115,677
Independent Power and Renewable Electricity Producers - 1.2%
NRG Energy, Inc.	19,709	713,269
The AES Corp.	23,394	341,085
		1,054,354
Multi-Utilities - 1.6%
Ameren Corp.	7,700	497,266
Sempra Energy	8,457	931,285
		1,428,551

TOTAL UTILITIES		5,598,582

TOTAL COMMON STOCKS
(Cost $86,995,761)		86,744,823
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 2.28% 1/17/19 (c)
(Cost $39,806)	40,000	39,808
	Shares	Value

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 2.23% (d)	852,782	$852,952
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	1,332,182	1,332,316
TOTAL MONEY MARKET FUNDS
(Cost $2,185,208)		2,185,268
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $89,220,775)		88,969,899
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(1,422,334)
NET ASSETS - 100%		$87,547,565

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	1	Dec. 2018	$182,480	$(8,647)	$(8,647)

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,808.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,311
Fidelity Securities Lending Cash Central Fund	5,723
Total	$29,034

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,658,585	$3,658,585	$--	$--
Consumer Discretionary	9,297,659	9,297,659	--	--
Consumer Staples	5,164,362	4,141,485	1,022,877	--
Energy	7,813,196	7,813,196	--	--
Financials	12,184,051	12,184,051	--	--
Health Care	6,318,082	5,812,176	505,906	--
Industrials	12,149,406	11,965,123	184,283	--
Information Technology	7,741,707	7,182,077	559,630	--
Materials	8,568,529	8,568,529	--	--
Real Estate	8,250,664	8,250,664	--	--
Utilities	5,598,582	5,598,582	--	--
U.S. Government and Government Agency Obligations	39,808	--	39,808	--
Money Market Funds	2,185,268	2,185,268	--	--
Total Investments in Securities:	$88,969,899	$86,657,395	$2,312,504	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(8,647)	$(8,647)	$--	$--
Total Liabilities	$(8,647)	$(8,647)	$--	$--
Total Derivative Instruments:	$(8,647)	$(8,647)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(8,647)
Total Equity Risk	0	(8,647)
Total Value of Derivatives	$0	$(8,647)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.3%
United Kingdom	4.5%
Netherlands	2.8%
Canada	2.5%
Ireland	1.9%
Bermuda	1.8%
Others (Individually Less Than 1%)	6.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $1,309,220) — See accompanying schedule: Unaffiliated issuers (cost $87,035,567)	$86,784,631
Fidelity Central Funds (cost $2,185,208)	2,185,268
Total Investment in Securities (cost $89,220,775)		$88,969,899
Foreign currency held at value (cost $2,414)		2,414
Receivable for investments sold		587,351
Receivable for fund shares sold		154,859
Dividends receivable		59,730
Distributions receivable from Fidelity Central Funds		2,738
Receivable for daily variation margin on futures contracts		540
Prepaid expenses		189
Other receivables		6,952
Total assets		89,784,672
Liabilities
Payable to custodian bank	$77,689
Payable for investments purchased	656,580
Payable for fund shares redeemed	29,183
Accrued management fee	25,325
Distribution and service plan fees payable	29,275
Other affiliated payables	20,807
Other payables and accrued expenses	66,198
Collateral on securities loaned	1,332,050
Total liabilities		2,237,107
Net Assets		$87,547,565
Net Assets consist of:
Paid in capital		$78,438,397
Total distributable earnings (loss)		9,109,168
Net Assets		$87,547,565
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($45,005,672 ÷ 1,923,582 shares)		$23.40
Maximum offering price per share (100/94.25 of $23.40)		$24.83
Class M:
Net Asset Value and redemption price per share ($14,961,039 ÷ 646,147 shares)		$23.15
Maximum offering price per share (100/96.50 of $23.15)		$23.99
Class C:
Net Asset Value and offering price per share ($14,404,994 ÷ 649,947 shares)(a)		$22.16
Class I:
Net Asset Value, offering price and redemption price per share ($12,341,808 ÷ 521,559 shares)		$23.66
Class Z:
Net Asset Value, offering price and redemption price per share ($834,052 ÷ 35,237 shares)		$23.67

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$1,810,822
Interest		3,018
Income from Fidelity Central Funds		29,034
Total income		1,842,874
Expenses
Management fee
Basic fee	$562,755
Performance adjustment	(145,433)
Transfer agent fees	231,180
Distribution and service plan fees	396,423
Accounting and security lending fees	40,682
Custodian fees and expenses	70,720
Independent trustees' fees and expenses	524
Registration fees	71,469
Audit	68,571
Legal	10,748
Miscellaneous	739
Total expenses before reductions	1,308,378
Expense reductions	(17,537)
Total expenses after reductions		1,290,841
Net investment income (loss)		552,033
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,031,197
Fidelity Central Funds	321
Foreign currency transactions	(1,802)
Futures contracts	66,018
Total net realized gain (loss)		11,095,734
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(15,615,045)
Fidelity Central Funds	(151)
Assets and liabilities in foreign currencies	(224)
Futures contracts	(16,917)
Total change in net unrealized appreciation (depreciation)		(15,632,337)
Net gain (loss)		(4,536,603)
Net increase (decrease) in net assets resulting from operations		$(3,984,570)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$552,033	$917,383
Net realized gain (loss)	11,095,734	6,382,558
Change in net unrealized appreciation (depreciation)	(15,632,337)	12,182,715
Net increase (decrease) in net assets resulting from operations	(3,984,570)	19,482,656
Distributions to shareholders	(3,394,497)	–
Distributions to shareholders from net investment income	–	(582,647)
Distributions to shareholders from net realized gain	–	(29,178)
Total distributions	(3,394,497)	(611,825)
Share transactions - net increase (decrease)	(19,336,141)	(8,709,189)
Total increase (decrease) in net assets	(26,715,208)	10,161,642
Net Assets
Beginning of period	114,262,773	104,101,131
End of period	$87,547,565	$114,262,773
Other Information
Undistributed net investment income end of period		$707,844

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.37	$21.43	$21.39	$21.48	$18.90
Income from Investment Operations
Net investment income (loss)A	.17	.23B	.22	.12	.09
Net realized and unrealized gain (loss)	(1.31)	3.86	.30	(.14)C	2.58
Total from investment operations	(1.14)	4.09	.52	(.02)	2.67
Distributions from net investment income	(.22)	(.14)	(.11)	(.05)	(.04)
Distributions from net realized gain	(.61)	(.01)	(.37)	(.02)	(.04)
Total distributions	(.83)	(.15)	(.48)	(.07)	(.09)D
Net asset value, end of period	$23.40	$25.37	$21.43	$21.39	$21.48
Total ReturnE,F	(4.73)%	19.12%	2.53%	(.12)%C	14.15%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.12%	1.14%	1.19%	1.31%	1.29%
Expenses net of fee waivers, if any	1.12%	1.12%	1.19%	1.25%	1.25%
Expenses net of all reductions	1.11%	1.12%	1.18%	1.24%	1.25%
Net investment income (loss)	.66%	.95%B	1.06%	.53%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$45,006	$59,658	$54,196	$50,858	$45,759
Portfolio turnover rateI	98%	81%	77%	82%	78%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.17)%.

 D Total distributions of $.09 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.044 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.10	$21.22	$21.17	$21.27	$18.72
Income from Investment Operations
Net investment income (loss)A	.10	.16B	.16	.06	.03
Net realized and unrealized gain (loss)	(1.30)	3.82	.31	(.15)C	2.56
Total from investment operations	(1.20)	3.98	.47	(.09)	2.59
Distributions from net investment income	(.14)	(.09)	(.05)	–	–
Distributions from net realized gain	(.61)	(.01)	(.37)	(.01)	(.04)
Total distributions	(.75)	(.10)	(.42)	(.01)	(.04)
Net asset value, end of period	$23.15	$25.10	$21.22	$21.17	$21.27
Total ReturnD,E	(5.01)%	18.78%	2.28%	(.43)%C	13.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.39%	1.40%	1.47%	1.58%	1.57%
Expenses net of fee waivers, if any	1.39%	1.39%	1.46%	1.50%	1.50%
Expenses net of all reductions	1.37%	1.38%	1.46%	1.49%	1.50%
Net investment income (loss)	.40%	.68%B	.78%	.28%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$14,961	$18,962	$18,098	$17,300	$18,558
Portfolio turnover rateH	98%	81%	77%	82%	78%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.48)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.02	$20.32	$20.35	$20.54	$18.13
Income from Investment Operations
Net investment income (loss)A	(.04)	.03B	.05	(.05)	(.07)
Net realized and unrealized gain (loss)	(1.25)	3.67	.29	(.13)C	2.48
Total from investment operations	(1.29)	3.70	.34	(.18)	2.41
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.57)	–	(.37)	(.01)	–
Total distributions	(.57)	–	(.37)	(.01)	–
Net asset value, end of period	$22.16	$24.02	$20.32	$20.35	$20.54
Total ReturnD,E	(5.55)%	18.21%	1.72%	(.89)%C	13.29%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.93%	1.94%	1.98%	2.09%	2.06%
Expenses net of fee waivers, if any	1.93%	1.92%	1.97%	2.00%	2.00%
Expenses net of all reductions	1.92%	1.92%	1.97%	1.99%	2.00%
Net investment income (loss)	(.15)%	.15%B	.27%	(.22)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$14,405	$20,555	$15,589	$16,670	$17,390
Portfolio turnover rateH	98%	81%	77%	82%	78%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.94)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.65	$21.65	$21.60	$21.70	$19.09
Income from Investment Operations
Net investment income (loss)A	.25	.30B	.28	.17	.14
Net realized and unrealized gain (loss)	(1.34)	3.91	.31	(.14)C	2.60
Total from investment operations	(1.09)	4.21	.59	.03	2.74
Distributions from net investment income	(.29)	(.20)	(.17)	(.11)	(.09)
Distributions from net realized gain	(.61)	(.01)	(.37)	(.02)	(.04)
Total distributions	(.90)	(.21)	(.54)	(.13)	(.13)
Net asset value, end of period	$23.66	$25.65	$21.65	$21.60	$21.70
Total ReturnD	(4.48)%	19.54%	2.82%	.13%C	14.46%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.84%	.89%	1.00%	.97%
Expenses net of fee waivers, if any	.81%	.82%	.89%	1.00%	.97%
Expenses net of all reductions	.80%	.82%	.89%	.99%	.97%
Net investment income (loss)	.97%	1.25%B	1.36%	.78%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$12,342	$14,565	$16,218	$10,391	$10,011
Portfolio turnover rateG	98%	81%	77%	82%	78%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .08%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class Z

Years ended October 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$25.67	$23.57
Income from Investment Operations
Net investment income (loss)B	.28	.23C
Net realized and unrealized gain (loss)	(1.34)	1.87
Total from investment operations	(1.06)	2.10
Distributions from net investment income	(.33)	–
Distributions from net realized gain	(.61)	–
Total distributions	(.94)	–
Net asset value, end of period	$23.67	$25.67
Total ReturnD,E	(4.36)%	8.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.72%H
Expenses net of fee waivers, if any	.70%	.72%H
Expenses net of all reductions	.68%	.71%H
Net investment income (loss)	1.09%	1.24%C,H
Supplemental Data
Net assets, end of period (000 omitted)	$834	$524
Portfolio turnover rateI	98%	81%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,634,739
Gross unrealized depreciation	(9,400,693)
Net unrealized appreciation (depreciation)	$(765,954)
Tax Cost	$89,735,853

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,109,375
Undistributed long-term capital gain	$8,815,015
Net unrealized appreciation (depreciation) on securities and other investments	$(815,222)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$3,394,497	$ 611,825

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $100,809,127 and $120,013,030, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$136,170	$2,339
Class M	.25%	.25%	88,922	152
Class C	.75%	.25%	171,331	10,736
			$396,423	$13,227

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$13,299
Class M	2,718
Class C(a)	1,132
$17,149

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$118,807.22
Class M	41,535.23
Class C	47,651.28
Class I	22,919.16
Class Z	268.05
	$231,180

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,726 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $290 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,723, including $27 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,416 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,121.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$1,893,403	$–
Class M	537,341	–
Class C	426,703	–
Class I	516,919	–
Class Z	20,131	–
Total	$3,394,497	$–
From net investment income
Class A	$–	$349,954
Class M	–	78,611
Class I	–	154,082
Total	$–	$582,647
From net realized gain
Class A	$–	$17,751
Class M	–	6,114
Class I	–	5,313
Total	$–	$29,178

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017(a)	Year ended October 31, 2018	Year ended October 31, 2017(a)
Class A
Shares sold	277,354	765,473	$7,012,619	$18,343,045
Reinvestment of distributions	74,582	15,497	1,872,755	360,454
Shares redeemed	(779,617)	(958,773)	(19,725,386)	(23,014,248)
Net increase (decrease)	(427,681)	(177,803)	$(10,840,012)	$(4,310,749)
Class M
Shares sold	81,080	119,030	$2,016,647	$2,790,662
Reinvestment of distributions	21,382	3,578	532,637	82,555
Shares redeemed	(211,643)	(220,310)	(5,286,408)	(5,274,080)
Net increase (decrease)	(109,181)	(97,702)	$(2,737,124)	$(2,400,863)
Class C
Shares sold	97,794	348,523	$2,367,339	$7,912,553
Reinvestment of distributions	17,484	–	418,910	–
Shares redeemed	(321,165)	(259,820)	(7,728,571)	(5,896,612)
Net increase (decrease)	(205,887)	88,703	$(4,942,322)	$2,015,941
Class I
Shares sold	123,665	323,944	$3,169,838	$7,840,510
Reinvestment of distributions	18,244	5,728	462,124	134,330
Shares redeemed	(188,241)	(510,727)	(4,819,090)	(12,490,419)
Net increase (decrease)	(46,332)	(181,055)	$(1,187,128)	$(4,515,579)
Class Z
Shares sold	40,345	20,406	$1,029,945	$502,183
Reinvestment of distributions	795	–	20,131	–
Shares redeemed	(26,304)	(5)	(679,631)	(122)
Net increase (decrease)	14,836	20,401	$370,445	$502,061

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the "Fund"), a fund of Fidelity Advisor Series I , including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 11, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.08%
Actual		$1,000.00	$947.00	$5.30
Hypothetical-C		$1,000.00	$1,019.76	$5.50
Class M	1.35%
Actual		$1,000.00	$945.30	$6.62
Hypothetical-C		$1,000.00	$1,018.40	$6.87
Class C	1.89%
Actual		$1,000.00	$943.00	$9.26
Hypothetical-C		$1,000.00	$1,015.68	$9.60
Class I	.77%
Actual		$1,000.00	$948.30	$3.78
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Class Z	.68%
Actual		$1,000.00	$949.10	$3.34
Hypothetical-C		$1,000.00	$1,021.78	$3.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Value Fund
Class A	12/10/18	12/07/18	$0.121	$2.599
Class M	12/10/18	12/07/18	$0.054	$2.599
Class C	12/10/18	12/07/18	$0.000	$2.513
Class I	12/10/18	12/07/18	$0.206	$2.599
Class Z	12/10/18	12/07/18	$0.244	$2.599

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31 2018, $8,815,015, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 40%; Class M designates 44%; Class C designates 58%; Class I designates 37% and Class Z designates 35% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 46% Class M designates 51%; Class C designates 67%; Class I designates 42%; and Class Z designates 40% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Value Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

FAV-ANN-1218
1.808899.114

Item 2.

Code of Ethics

As of the end of the period, October 31, 2018, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund, Fidelity Advisor High Income Fund and Fidelity Advisor Value Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$82,000	$200	$6,300	$2,700
Fidelity Advisor High Income Advantage Fund	$69,000	$100	$6,400	$1,900
Fidelity Advisor High Income Fund	$59,000	$100	$6,300	$1,700
Fidelity Advisor Value Fund	$47,000	$100	$6,400	$1,300

October 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$150,000	$200	$6,400	$4,000
Fidelity Advisor High Income Advantage Fund	$72,000	$100	$6,500	$1,900
Fidelity Advisor High Income Fund	$59,000	$100	$6,400	$1,700
Fidelity Advisor Value Fund	$48,000	$100	$6,700	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2018A	October 31, 2017A
Audit-Related Fees	$290,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2018A	October 31, 2017A
Deloitte Entities	$790,000	$565,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 26, 2018